SELIGMAN
                   ---------------------------
                            SELIGMAN HENDERSON
                      GLOBAL FUND SERIES, INC.

                            INTERNATIONAL FUND

                              EMERGING MARKETS
                                   GROWTH FUND

                                 GLOBAL GROWTH
                            OPPORTUNITIES FUND

                                GLOBAL SMALLER
                                COMPANIES FUND

                        GLOBAL TECHNOLOGY FUND

                                 ANNUAL REPORT
                                OCTOBER 31, 1998

                                    INVESTING
                                AROUND THE WORLD
                                   FOR CAPITAL
                                  APPRECIATION

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.


JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TABLE OF CONTENTS
To the Shareholders                                       1
Market and Economic Overview                              2
Seligman Henderson International Fund:
  Investment Report                                       3
  Performance and Portfolio Overview                      5
  Portfolio of Investments                                8
Seligman Henderson Emerging Markets Growth Fund:
  Investment Report                                      13
  Performance and Portfolio Overview                     15
  Portfolio of Investments                               18
Seligman Henderson Global Growth Opportunities Fund:
  Investment Report                                      23
  Performance and Portfolio Overview                     25
  Portfolio of Investments                               28
Seligman Henderson Global Smaller Companies Fund:
  Investment Report                                      33
  Performance and Portfolio Overview                     35
  Portfolio of Investments                               38
Seligman Henderson Global Technology Fund:
  Investment Report                                      51
  Performance and Portfolio Overview                     53
  Portfolio of Investments                               56
Statements of Assets and Liabilities                     63
Statements of Operations                                 64
Statements of Changes in Net Assets                      65
Notes to Financial Statements                            67
Financial Highlights                                     75
Report of Independent Auditors                           80
Board of Directors                                       81
Proxy Results                                            82
Executive Officers AND For More Information              83
Glossary of Financial Terms                              84
Benchmarks                                               85

TO THE SHAREHOLDERS

We are pleased to provide you with the October 31, 1998, Annual Report for Seligman Henderson Global Fund Series, Inc., which includes the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund. Troubled markets around the world led to losses for all Seligman Henderson Global Funds in the six months ended October 31. These losses caused several Funds to end the fiscal year in negative territory.

While the 1998 fiscal year proved a difficult one for the Funds, the rebound that started in October continued to gain steam in November and into December. Some of the hardest hit asset classes this past summer -- technology and small-company stocks -- recovered the most ground. In turn, the Global Technology Fund and the Global Smaller Companies Fund, both in negative territory as the fiscal year ended, posted substantial gains in recent weeks. The International Fund and the Global Growth Opportunities Fund finished the year with modest gains, despite losses in the second half of the fiscal year, and have also posted gains since October. The Emerging Markets Growth Fund, which had a significant loss for the year, continues to struggle along with emerging markets in general.

Recent market activity indicates that the magnitude of the global financial problems has been recognized and authorities are working to find solutions. Several of the Asian markets first hit by turmoil last year have put stabilizing policies in place; Japan has taken steps toward bank reform; the International Monetary Fund, with the backing of the G7, has made a priority of avoiding a destructive Brazilian devaluation; and interest rates have been lowered in the US and around the world.

Looking ahead, the combination of lower valuations and positive fiscal action have increased the attractiveness of stocks and bonds around the world. While much still needs to be done globally to repair the damage -- especially in the emerging markets of Asia, Brazil, and Russia -- we believe that significant longer-term investment opportunities currently exist, and your investment manager remains committed to the sound principles of long-term investing and global diversification that have successfully stood the test of time.

Currently, virtually all companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. The Seligman investment teams are well aware of the potential ramifications that the Year 2000 issue may have on companies whose securities are held in investment portfolios. As part of each Team's investment process, members seek to identify the preparedness of those firms whose underlying business models leave them susceptible to Y2K problems. The evaluation of a company's Year 2000 readiness has become an increasingly important factor which is considered by our investment teams prior to investing in, disposing of, or continuing to hold, any security.

In addition to monitoring the potential Y2K impact on our investments, we are making sure our firm is in order. J. & W. Seligman & Co. Incorporated has established a team to ensure that your investment and related services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. We are confident that when our plans are finalized and all systems are tested, there will be no disruption in the services provided by your Fund.

Thank you for your continued support of Seligman Henderson Global Fund Series. We look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,


/s/WILLIAM C. MORRIS
William C.  Morris
Chairman

                             /s/BRIAN T. ZINO
                                Brian T.  Zino
                                President

December 4, 1998

MARKET AND ECONOMIC OVERVIEW

OVERVIEW

The year ended October 31, 1998, was marked by volatility and a significant divergence between the stock markets and economies of the East and the West. In general, Western stock markets performed well for the year, before falling sharply in mid-July. By contrast, most Asian stock markets fell throughout the year before showing recent signs of a tentative recovery. The economic background has been one of steadily deteriorating conditions as a financial crisis initially limited to a few Asian countries spread throughout other regions, culminating in the collapse of the Russian economy. Few countries were left unscathed.


UNITED STATES

During the economic and market turmoil elsewhere, the US economy continued to make good progress, although there has been some recent evidence of a slowing. Corporate profits in the US initially held up well, but expectations declined steadily throughout the year. For the third quarter of 1998, corporate profits actually fell. Against this background, bond yields continued to hit new lows, with the 30-year bond at one point yielding below 5%. The subsequent turmoil in credit markets has been a major catalyst for the Federal Reserve's three interest-rate cuts since September.


UNITED KINGDOM

The UK economy has recently begun to contract. The problems in the manufacturing sector have now appeared in the consumer sector. Growth expectations for this year and next have been significantly reduced, and corporate profits have come under increasing pressure. More recently, the Monetary Policy Committee has cut short-term interest rates, leading to a much needed decline in sterling. In this negative environment, the UK market has generally underperformed other Western markets.


CONTINENTAL EUROPE

In general, the performance of Continental European economies has been positive. In particular, some of the peripheral economies have seen strong growth. However, there are increasing signs that the problems in Asia are starting to have a negative impact. Monetary policy has generally been on hold in the core economies in advance of the introduction of the European Central Bank (ECB). However, in the peripheral markets, interest rates are converging at the lower levels of the core economies.

In the early part of 1998, European markets were booming. A favorable economic background, positive earnings surprises, and abundant liquidity all helped to generate strong returns. However, stock markets corrected sharply in July and have since been slow to recover. As elsewhere, European growth expectations for next year have been declining, but less so compared to other regions.


JAPAN

The economic background in Japan continued to deteriorate throughout the year. The economy itself is clearly in recession. The government continues to announce fiscal spending measures, thus far with little impact. During the year, the financial crisis continued to worsen, with the government having to nationalize one of the leading banks, although the authorities have promised to provide enough cash to support the banking system. The Japanese market generally declined over the period. Recently, however, it has shown signs of stabilizing.


PACIFIC REGION

The situation in the Pacific Region remained dreadful for most of the year, with recessions in virtually all major economies. Lately, there have been signs that conditions are at least not getting any worse, and the Chinese economy has continued to move forward, helping to support the rest of the region. Considerable problems still remain, but it may be that the worst is now behind us. In recent months, stock markets have recovered quite strongly, particularly in Thailand and South Korea. There have also been signs of stabilization in currency markets.


EMERGING MARKETS (EX-PACIFIC)

In the early part of the year, both Latin America and emerging European markets held up reasonably well, but as the depth of the Russian crisis became apparent, most of these markets fell sharply. Growth everywhere is slowing down, particularly in Latin America.


SUMMARY

Overall, world economic growth has slowed steadily throughout the year and forecasts for next year suggest growth in the Organization for Economic Cooperation and Development (OECD) is likely to be the weakest in many years. This will negatively impact profits at a time when stock market valuations are still high. It does appear that Western authorities have realized the seriousness of the situation. There has been a significant lowering of interest rates almost everywhere in the last three months. However, inflation continues to decline virtually everywhere and the worry now is that lower inflation may turn into deflation.

Cuts in interest rates should keep the world economy out of global recession next year, but there remain considerable risks on the downside. Stock markets have recovered from their worst position, but confidence remains fragile. Provided the authorities stay vigilant, stock markets can make some progress next year, but the route may be challenging. Please note, all stock market returns quoted in the following Investment Reports are in US dollar terms.

INVESTMENT REPORT
SELIGMAN HENDERSON INTERNATIONAL FUND

PERFORMANCE REVIEW

The year ended October 31, 1998, was characterized by great volatility. In the first half of the year, international equity markets went from strength to strength, reaching record highs during the month of July. It then became evident that the effects of the Asian economic crisis were finally beginning to be felt around the world, and equities sold off on fears of a global crisis. However, this setback did not last long, and stock markets around the globe rallied sharply from their low point on October 5, 1998, as world leaders worked quickly to avert the crisis and restore confidence by lowering interest rates.

Within this context, the Fund posted a 6.51% total return for the year based on the net asset value of Class A shares, outpacing the 3.99% total return of its peer group, as measured by the Lipper International Funds Average. The return of the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, was 9.95% for the same period.


PORTFOLIO STRATEGY

UNITED KINGDOM

o The UK followed the fortunes of the rest of world markets over the period, falling dramatically following July highs, but ending the Fund's fiscal year on a better note. As in other regions, banks were negatively impacted and concerns about exposure to emerging market debt arose over the sector as a whole. There has been a period of earnings downgrades and profit warnings across the board. Economic data reported in October added to the gloomy picture, indicating that the UK economy is slowing.

   THROUGHOUT THE YEAR, THE FUND MAINTAINED A BENCHMARK-NEUTRAL WEIGHTING IN THE UK AS WE VIEWED THE UK AS A DEFENSIVE ALTERNATIVE COMPARED TO THE REST OF THE WORLD. THIS MARKET HAS HELD UP RELATIVELY WELL, CONSIDERING THE TURMOIL AND VOLATILITY IN WORLD MARKETS. WHILE THE ECONOMY HAS RECENTLY BEGUN TO SLOW, THERE HAS BEEN A CUT IN INTEREST RATES, WITH FURTHER RATE CUTS EXPECTED. THIS FITS IN WITH THE PREDICTED "SOFT LANDING" SCENARIO, RATHER THAN A HARSH FALL INTO RECESSION.

CONTINENTAL EUROPE

o In Continental Europe, markets have fallen from previous highs, but still ended the year up an impressive 27%. Economic growth for the region, though dented, should still prove the most resilient in the world. Although expectations for earnings have been revised lower, the many positive trends that have made Continental Europe an attractive equity environment are still intact and should produce strong gains over the next twelve months. European Monetary Union (EMU) will begin in January 1999 and will result in lower interest rates and low inflation. In addition, the pace of corporate restructuring should not slow as companies strive to boost profitability and shareholder returns.

THE FUND WAS OVERWEIGHTED IN THE CONTINENTAL EUROPEAN EQUITY MARKETS DURING THE PAST YEAR. LOWER INTEREST RATES, CORPORATE RESTRUCTURING, THE ANTICIPATION OF


                                [PHOTO OMITTED]

INTERNATIONAL TEAM: (FROM LEFT) JAMES ROBINSON, BEN ELWES, IAIN C. CLARK (PORTFOLIO MANAGER), DAVID THORNTON, PETER BASSETT, (SEATED) STACEY NAVIN, KIRSTEEN MORRISON


FUND OBJECTIVE

Seligman Henderson International Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US.

   EMU, AND STRONG FORECASTED EARNINGS GROWTH HELPED TO LIFT STOCK PRICES HIGHER IN THE FIRST HALF OF 1998, OUTPERFORMING MOST OTHER REGIONAL MARKETS.
   DESPITE THE RECENT GLOBAL EQUITY MARKET CORRECTION, THE FUND WILL LIKELY MAINTAIN ITS REGIONAL OVERWEIGHTING AS WE ANTICIPATE FURTHER STRONG GAINS IN TELECOMMUNICATIONS, FINANCIALS (ESPECIALLY INSURERS), UTILITIES, AND RETAILING.

JAPAN

o The Japanese market finished the year down 14.3% in US dollar terms, due mainly to fears about the economy and the ailing banking system. Economic data provided supporting evidence that the economy is in fact in a period of recession. Following the resignation of Prime Minister Hashimoto in July, there was a period of optimism that the new premier, Mr. Obuchi, would implement the necessary changes to stimulate the economy and to restructure the ailing financial system. However, this enthusiasm proved short lived as the government has failed thus far to deliver any positive policy changes.

   THE FUND MAINTAINED A LOW WEIGHTING IN JAPAN THROUGHOUT THE YEAR AS WE DID NOT ANTICIPATE ANY ECONOMIC RECOVERY IN THE NEAR TERM. WE DO NOT EXPECT A SPEEDY SOLUTION TO THE BANKING CRISIS NOR SUFFICIENT FISCAL STIMULUS TO BOOST THE ECONOMY, AND BELIEVE THAT SIGNIFICANT RISKS FOR THE JAPANESE STOCK MARKET REMAIN. UNTIL CLEARER EVIDENCE THAT THE CONDITION OF THE JAPANESE ECONOMY IS IMPROVING, WE WILL REMAIN CAUTIOUS.

PACIFIC

o The Pacific Basin ended the year down, with markets across the region declining 13.7% on average. However, the region had a reversal of fortunes in the last few months due to the Hong Kong government's decision to intervene in its stock market, which had the effect of artificially inflating prices. Other countries such as Malaysia and Indonesia have continued to underperform dramatically and remain extremely unstable. The protectionism that started in Malaysia threatens the region with potential isolation. The continuing recession in Japan is also preventing the region from exporting its way out of trouble.

   SINCE JUNE 1997, THE FUND HAS BEEN SIGNIFICANTLY UNDERWEIGHT IN THE PACIFIC REGION. THE ECONOMIC CRISIS EXACERBATED THE PRESSURES TO DEVALUE CURRENCIES THROUGHOUT THE REGION, ULTIMATELY HAVING AN IMPACT ON THE EQUITY MARKETS OF DEVELOPED COUNTRIES BEGINNING IN JULY 1997. WITH LESS RISKY INVESTMENT OPPORTUNITIES AVAILABLE IN RELATIVELY MORE STABLE AREAS OF THE WORLD, WE MAINTAINED A MINIMAL EXPOSURE LEVEL TO PACIFIC MARKETS THROUGHOUT THE PAST YEAR, AND EXPECT TO REMAIN UNDERWEIGHT IN THE NEAR TERM.

EMERGING MARKETS

o Emerging markets suffered badly from a background of sliding commodity prices and slowing global economic growth. In addition, Russia's devaluation and credit default have weighed heavily on investor sentiment. Elsewhere, there was a loss of confidence in the Brazilian government's ability to solve its fiscal problems. This led to capital outflows and fear of devaluation. Our view is that the international assistance package for Brazil should begin to restore investor confidence, allowing for a recovery. We have, therefore, decided to maintain a modest exposure to the most established companies in selected emerging markets where valuations are attractive and at historic lows.

   DURING THE COURSE OF THE YEAR, THE FUND'S HOLDINGS IN EMERGING MARKETS TYPICALLY RANGED BETWEEN 5% AND 10% OF TOTAL ASSETS. THE FUND'S EXPOSURE WAS PRIMARILY IN EASTERN/CENTRAL EUROPEAN AND LATIN AMERICAN COUNTRIES. INVESTMENTS IN EMERGING MARKETS WERE FOCUSED ON HIGHER-QUALITY, MORE LIQUID NAMES, RATHER THAN LESS LIQUID SMALLER-CAP ISSUES AND INVESTMENTS IN THE "FRONTIER"COUNTRY MARKETS.

OUTLOOK

The outlook for global stock markets continues to be positive as interest-rate reductions and efforts to prevent any further spreading of the financial crises to Latin America have boosted investor sentiment. But despite these improvements, risks remain and markets must anticipate slower economic and corporate profit growth. Within this context, we expect that Continental Europe, the UK, and select emerging markets may offer attractive return potential, as we believe that corporate earnings growth has the potential to be greatest in these regions. While we expect the economies of Japan and the Pacific region to remain depressed over the next few months, we believe both regions could improve significantly over the longer term.

PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON INTERNATIONAL FUND

COUNTRY ALLOCATION
OCTOBER 31, 1998

                                                       MSCI
                                                       EAFE
                                            FUND      INDEX
                                          -------    -------
CONTINENTAL EUROPE .......................  61.03%     50.55%
    Austria ..............................     --       0.35
    Belgium ..............................     --       1.87
    Denmark ..............................   1.34       0.94
    Finland ..............................     --       1.16
    France ...............................  12.75       9.46
    Germany ..............................   7.98      10.45
    Greece ...............................   1.34         --
    Hungary ..............................   2.14         --
    Ireland ..............................   1.41       0.48
    Italy ................................   6.86       4.80
    Netherlands ..........................   6.45       5.41
    Norway ...............................     --       0.48
    Portugal .............................   1.47       0.74
    Spain ................................   6.81       3.38
    Sweden ...............................   3.02       2.76
    Switzerland ..........................   9.46       8.27
JAPAN ....................................   8.45      21.53
LATIN AMERICA ............................   1.28         --
    Brazil ...............................   0.33         --
    Mexico ...............................   0.95         --
PACIFIC ..................................   1.23       5.94
    Australia ............................   1.14       2.71
    Hong Kong ............................     --       2.36
    New Zealand ..........................     --       0.19
    Singapore ............................     --       0.68
    South Korea ..........................   0.09         --
UNITED KINGDOM ...........................  20.55      21.98
OTHER ASSETS LESS LIABILITIES ............   7.46         --
                                        ---------  ---------
TOTAL                                      100.00%    100.00%
                                        =========  =========


LARGEST INDUSTRIES
OCTOBER 31, 1998

[The following represents a bar chart in the original]

BANKING                 12.6     $11,533,271
TELECOMMUNICATIONS      11.5      10,486,347
RETAILING                8.7       7,926,082
INSURANCE                7.5       6,891,915
CONSUMER PRODUCTS        7.5       6,872,722


REGIONAL ALLOCATION
OCTOBER 31, 1998

[The following represents a pie chart in the original]

Continental Europe ..............  61.03%
United Kingdom ..................  20.55%
Japan ...........................   8.45%
Latin America ...................   1.28%
Pacific .........................   1.23%
Other Assets Less Liabilities ...   7.46%




LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1998

SECURITY                                      VALUE
----------                               --------------
Magyar Tavkozlesi "Matav"
   (ADRs) (Hungary) ...................    $1,956,500
Vivendi (France) ......................     1,837,397
Novartis (Switzerland) ................     1,735,248
Railtrack Group
   (United Kingdom) ...................     1,713,150
Zurich Allied (Switzerland) ...........     1,712,629
Lafarge (France) ......................     1,662,229
Roche Holding (Switzerland) ...........     1,636,942
Benckiser (Series B) (Netherlands) ....     1,636,255
AXA-UAP (France) ......................     1,619,239
Nestle (Switzerland) ..................     1,562,229

PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON INTERNATIONAL FUND

INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1998

                                                                                      AVERAGE ANNUAL
                                                        --------------------------------------------------------------------------
                                                                                         CLASS A    CLASS B         CLASS D
                                                                                         SINCE       SINCE            SINCE
                                                 SIX           One           Five      INCEPTION   INCEPTION        INCEPTION
                                               MONTHS*         Year         Years         4/7/92    4/22/96         9/21/93
                                              ---------       -------       -------    ------------ ------------  ------------

CLASS A**
With Sales Charge                              (15.15)%         1.46%         6.12%         9.34%         n/a           n/a
Without Sales Charge                           (10.94)          6.51          7.16         10.15          n/a           n/a

CLASS B**
With CDSC+                                     (15.75)          0.62           n/a           n/a         3.00%          n/a
Without CDSC                                   (11.32)          5.51           n/a           n/a         4.10           n/a

CLASS D**
With 1% CDSC                                   (12.20)          4.53           n/a           n/a          n/a           n/a
Without CDSC                                   (11.32)          5.51          6.29           n/a          n/a          7.12%

LIPPER INTERNATIONAL
  FUNDS AVERAGE***                             (10.47)          3.99          7.02         10.11++       5.440         7.8400

MSCI EAFE INDEX***                              (4.88)          9.95          7.11         10.36+++      4.910         7.6400



NET ASSET VALUE

                 OCTOBER 31, 1998          APRIL 30, 1998             OCTOBER 31, 1997
                ------------------         ---------------           ------------------

CLASS A               $17.75                   $19.93                     $17.92
CLASS B                16.93                    19.09                      17.30
CLASS D                16.93                    19.09                      17.30


CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

PAID                  $1.222
REALIZED               0.316
UNREALIZED             2.764000

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or lessthan their original cost.
----------------------------------------------------------------------------


*    Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper International Funds Average and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 3% since inception.

++   From April 9, 1992.

+++  From March 31, 1992.

0    From April 30, 1996.

00   From September 30, 1993.

000 Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON INTERNATIONAL FUND

   This chart compares a $10,000 hypothetical investment made in Seligman Henderson International Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on April 7, 1992, through October 31, 1998, to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index (MSCI EAFE Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

            Class       Class
              A           A                   Lipper
             With      Without      MSCI       Intl
            Sales       Sales       EAF        Fds
             Load        Load      Index       Avg.
            -----       -----      -----      -----
4/7/92        9524      10000      10000      10000
4/30/92       9635      10117      10050      10483
3/31/92       9524      10000      10000      10000
4/30/92       9635      10117      10050      10483
7/31/92       9444       9917       9962      10328
10/31/92      9437       9908       9843       9875
1/31/93       9662      10145       9995      10099
4/30/93      11270      11833      12267      11459
7/31/93      11445      12017      12771      11826
10/31/93     12718      13354      13572      12995
1/31/94      14012      14712      14412      14473
4/30/94      13646      14329      14346      13874
7/31/94      13971      14670      14613      14063
10/31/94     14353      15071      14980      14388
1/31/95      12724      13361      13808      12890
4/30/95      13530      14207      15189      13765
7/31/95      14438      15160      15675      14632
10/31/95     14175      14884      14970      14286
1/31/96      15146      15903      16084      15205
4/30/96      15916      16712      16973      16025
7/31/96      15173      15932      16277      15506
10/31/96     15370      16138      16588      15929
1/31/97      15845      16637      16442      16635
4/30/97      16278      17092      16873      16952
7/31/97      18605      19535      19281      19325
10/31/97     16881      17725      17403      17593
1/31/98      17331      18197      18183      17996
4/30/98      20187      21196      20110      20444
7/31/98      20785      21824      20381      20608
10/31/98     17979      18878      19128      18299

   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 6, the performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
During the Six Months Ended October 31, 1998

                      Shares
           ----------------------------
                                                 HOLdings
Additions                          Increase      10/31/98
-----------                       -----------   -----------
Castorama Dubois
   Investissements (France)           6,000        6,000
Corporacion Bancaria
   de Espana (Spain)                 60,570       60,570
DaimlerChrysler (Germany)            14,494       14,494
Lloyds TSB Group
   (United Kingdom)                  71,000       71,000
Nestle (Switzerland)                    523          733
Roche Holding
   (Switzerland)                        140          140
RWE (Germany)                        24,583       24,583
Suez Lyonnaise
   des Eaux (France)                  7,272        7,272
Total (France)                       10,965       10,965
Unilever (Netherlands)               17,330       17,330

                      Shares
           ----------------------------
                                                 Holdings
REDUCTIONS                         Decrease      10/31/98
-------------                     -----------   -----------
Akzo Nobel
   (Netherlands)                     22,372(1)        --
Astra (Class A) (Sweden)             66,829           --
Banco Bilbao Vizcaya
   (Spain)                           83,133(2)         --
Bayer (Germany)                      25,418            --
Carrefour Supermarche
   (France)                           1,924            --
Credit Communal Holding/
   Dexia (Belgium)                    7,245           --
CS Holdings (Switzerland)             8,503           --
Lufthansa (Germany)                  56,466           --
Mol Magyar Olaj-es Gazipari
   (GDRs) (Hungary)                  58,600            --
Petroleo Brasileiro
   "Petrobras" (ADRs) (Brazil)       55,770            --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

--------------------------------------------------------------------------------
(1) Includes  16,779 shares  received as a result of a 4-for-1 stock split.
(2) Includes 55,422 shares received as a result of a 3-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson International Fund
                                              SHARES           VALUE
                                              ------           -----
COMMON STOCKS 92.26%
AUSTRALIA  1.14%
COLONIAL
  Provider of financial services in
  banking, retail insurance, and
  investments (Financial Services)             68,000     $   549,970
RIO TINTO
  International mining company
  (Metals)                                      4,000          50,002
TELSTRA
  Provider of telecommunication
  services (Telecommunications)                25,500          72,537
WESTPAC BANKING
  Provider of banking services
  (Banking)                                    60,700         368,837
                                                          -----------
                                                            1,041,346
                                                          -----------
BRAZIL  0.33%
TELECOMUNICACOES BRASILEIRAS
  "TELEBRAS" (ADRS)
  Provider of telecommunication
  services (Telecommunications)                 4,000         303,750
                                                          -----------
DENMARK  1.34%
  TELE DANMARK
  Provider of telecommunication
  services and equipment
  (Telecommunications)                         11,228       1,224,081
                                                          -----------
FRANCE  12.75%
ACCOR
  Hotel operator and provider
  of related services
  (Entertainment and Leisure)                   5,029       1,057,830
AXA-UAP
  Provider of insurance and
  financial services (Insurance)               14,305       1,619,239
CASTORAMA DUBOIS INVESTISSEMENTS
  Operator of do-it-yourself
  retail stores (Retailing)                     6,000       1,071,738
ELF AQUITAINE
  Oil and gas exploration;
  manufacturer of chemical
  compounds (Resources)                        11,990       1,389,612
ETAM DEVELOPPEMENT
  Retailer of women's clothing
  and intimate apparel (Retailing)              8,869         447,606
LAFARGE
  Producer and seller of
  building materials
  (Construction and Property)                  16,236     $ 1,662,229
SUEZ LYONNAISE DES EAUX
  Financial group which supports
  the communication, electric,
  waste management, and
  water industries (Construction
  and Property)                                  7,272      1,304,189
TOTAL
  Worldwide operator of gas
  and oil (Resources)                           10,965      1,266,865
VIVENDI
  Water purification and
  distribution; energy production
  (Industrial Goods and Services)                8,033      1,837,397
                                                          -----------
                                                           11,656,705
                                                          -----------
GERMANY  7.98%
ADIDAS-SALOMON
  Manufacturer and marketer of
  sporting goods (Retailing)                    8,695       1,056,648
BAYERISCHE HYPO-UND VEREINSBANK
  Provider of universal banking
  services (Banking)                           17,331       1,383,127
DAIMLERCHRYSLER*
  International designer,
  manufacturer, and marketer
  of luxury automobiles, trucks,
  and other vehicles; provider of
  telecommunication, aerospace,
  and financial services
  (Automotive and Related)                     14,494       1,140,942
MANNESMANN
  Plant and machinery
  construction; automotive
  technology (Industrial Goods
  and Services)                                15,332       1,486,852
RWE
  Worldwide  operator  of  services
  in  the  chemicals,  construction
  and  civil engineering,  energy,
  mechanical and plant engineering,
  mining, petroleum, raw materials,
  and waste disposal sectors
  (Resources)                                  24,583       1,322,785

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson International Fund

                                              SHARES           VALUE
                                              ------           -----
SIEMENS
  International provider of
  automotive and computer
  products (Manufacturing)                     14,904      $  906,495
                                                           ----------
                                                            7,296,849
                                                           ----------
GREECE  1.34%
HELLENIC TELECOMMUNICATION
 ORGANIZATION
  Provider of telecommunication
  services (Telecommunications)                24,500         557,372
NATIONAL BANK OF GREECE (GDRS)+
  Provider of banking and
  financial services (Banking)                 23,780         671,785
                                                           ----------
                                                            1,229,157
                                                           ----------
HUNGARY  2.14%
  MAGYAR TAVKOZLESI "MATAV" (ADRS)
  Provider of telecommunication
  services (Telecommunications)                72,800       1,956,500
                                                           ----------
IRELAND  1.41%
BANK OF IRELAND
  Provider of banking
  services (Banking)                           70,000       1,289,766
                                                           ----------
ITALY  6.86%
BANCA POPOLARE DI BRESCI
  Provider of commercial banking
  and financial services (Banking)             52,578       1,239,774
ENI
  Refiner and marketer of oil
  and gas (Resources)                         195,910       1,166,843
ISTITUTO NAZIONALE DELLE
  ASSICURAZIONI
  Provider of life and non-life
  insurance products (Insurance)              566,314       1,561,947
TELECOM ITALIA
  PROVIDER OF TELECOMMUNICATION
  services (Telecommunications)               289,001       1,458,246
UNICREDITO ITALIANO
  Provider of banking services
  (Banking)                                   156,950         843,714
                                                           ----------
                                                            6,270,524
                                                           ----------


                                              SHARES           VALUE
                                              ------           -----
JAPAN  8.17%
BENESSE
  Provider of educational
  services (Business Services)                  4,300       $ 197,765
BRIDGESTONE
  Retailer of automobile
  tires (Automotive and Related)               14,000         308,704
CANON
  Manufacturer of printers and
  photocopiers  (Business  Services)           15,000         284,333
CREDIT  SAISON
  Provider of
  financial services
  (Financial  Services)                        12,000         283,172
DENNY'S JAPAN
  Restaurant operator  (Restaurants)            6,000         138,491
EAST JAPAN  RAILWAY
  Provider of railway services
  (Transportation)                                 61         362,355
FUJI MACHINE MANUFACTURING
  Manufacturer of assembly
  machines and chips for the
  electronic  industry
  (Industrial Goods and
  Services)                                    10,000         294,864
FUJITSU   SUPPORT  AND  SERVICE
  Electronic  and communication
  equipment  dealer
  (Business  Services)                          8,000         402,321
HONDA MOTOR
  International   operator  of
  motorcycles,   automobiles,   and
  power  products (Automotive and Related)     10,000         300,881
JAPAN TOBACCO
  Tobacco producer (Tobacco)                       38         319,158
KAO
  Manufacturer  of cosmetics
  and personal care products
  (Consumer Products)                          22,000         446,336
KAWASAKI  HEAVY  INDUSTRIES
  Producer  of  transport
  equipment and heavy
  machinery for the military
  (Industrial  Goods and Services)            111,000         243,327
MITSUBISHI GAS CHEMICAL
  Chemical producer
  (Chemicals)                                 112,000         293,660

-------------------------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson International Fund
JAPAN (continued)
                                              SHARES           VALUE
                                              ------           -----
MITSUI
  Trading company active in
  the chemical,  food, gas, metals,
  steel,  and textiles  industries
  (Industrial  Goods and Services)             39,000       $ 208,536
MITSUI CHEMICALS
  Producer of petrochemical
  products (Chemicals)                         84,000         261,406
MITSUI FUDOSAN
  Provider of real estate,  and
  operator of fitness centers
  and leisure  facilities
  (Construction  and Property)                 36,000         239,536
NEC
  Manufacturer and marketer
  of computers and
  telecommunication  devices
  (Consumer Products)                          48,000         356,106
NIPPON   TELEGRAPH & TELEPHONE
  Provider of telecommunication
  services (Telecommunications)                 3,900         305,764
NTT DATA
  Provider of data communication
  and system development services
  (Telecommunications)                             64         271,240
NTT Mobile Communication Network
  "NTTDoCoMo"
  Provider of telecommunication
  services (Telecommunications)                 1,100         398,109
ROHM
  Producer of custom linear
  integrated circuits (Electronics)             2,000         177,090
SECOM
  Security services pioneer
  (Retailing)                                   3,000         223,082
SHOHKOH FUND
  Provider of loans to small-
  and mid-sized companies
  (Financial Services)                          1,100         335,225
SONY
  Developer and manufacturer of
  audio and video equipment
  (Consumer Products)                           4,800         305,351
TAKEFUJI
  Provider of consumer financial
  services (Financial Services)                 6,000       $ 320,309
YORK-BENIMARU
  Supermarket chain operator
  (Retailing)                                   6,600         190,638
                                                          -----------
                                                            7,467,759
                                                          -----------
MEXICO  0.95%
FOMENTO ECONOMICO MEXICANO
  (ADRS)
  Beverage and packaging
  producer; retail store operator
  (Consumer Products)                          21,000         547,313
GRUPO TELEVISA (GDRS)*
  Provider of television and
  other media services
  (Entertainment and Leisure)                  11,700         317,363
                                                          -----------
                                                              864,676
                                                          -----------
NETHERLANDS  6.45%
BENCKISER (SERIES B)
  Producer and supplier of
  household cleaning products
  (Consumer Products)                          28,833       1,636,255
ING Groep
  Worldwide underwriter of
  reinsurance; provider of
  financial and consumer
  credit (Insurance)                           23,539       1,140,306
KONINKLIJKE AHOLD
  Distributor and marketer of
  food products (Retailing)                    31,894       1,061,367
KONINKLIJKE (ROYAL) PHILIPS
  ELECTRONICS
  Consumer and industrial
  electronics (Electronics)                    14,486         771,614
UNILEVER
  International manufacturer of
  personal care products
  (Consumer Products)                          17,330       1,287,143
                                                          -----------
                                                            5,896,685
                                                          -----------
PORTUGAL  1.47%
BANCO PORTUGUES DO ATLANTICO*
  Commercial bank services
  provider (Banking)                            2,671          53,309


-------------------------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson International Fund
PORTUGAL (continued)
                                              SHARES           VALUE
                                              ------           -----
ELECTRICIDADE DE PORTUGAL
  Generator and distributor
  of electricity (Utilities)                   51,688     $ 1,293,980
                                                          -----------
                                                            1,347,289
                                                          -----------

SOUTH KOREA  0.09%
SAMSUNG ELECTRONICS
  Manufacturer of consumer
  and industrial electronics and
  semiconductors (Electronics)                  2,014          82,422
                                                          -----------
SPAIN  6.81%
ACTIVIDADES DE CONSTRUCCION
  Y SERVICIOS
  Designer and builder of public
  works projects, residential
  homes, and other buildings
 (Construction and Property)                   37,174       1,188,373
CENTROS COMERCIALES
  CONTINENTE
  Hypermarket chain selling
  groceries, kitchen appliances,
  auto accessories, and clothing
  (Retailing)                                  38,203       1,141,118
CORPORACION BANCARIA DE ESPANA
  Provider of commercial
  banking services in
  Europe (Banking)                             60,570       1,320,298
ENDESA
  Producer, transmitter, and
  distributor of electricity
  to other utilities
  (Utilities)                                  40,589       1,024,756
TELEFONICA DE ESPANA
  Provider of telecommunication
  services (Telecommunications)                34,295        1,551,214
                                                           -----------
                                                             6,225,759
                                                           -----------
SWEDEN  3.02%
L.M. ERICSSON TELEFON (SERIES B)
  Manufacturer of
  telecommunication equip-
  ment (Telecommunications)                    59,795       1,350,173
NORDBANKEN HOLDING
  Provider of banking, financial,
  loan, and insurance services
  (Banking)                                   234,937       1,410,617
                                                          -----------
                                                            2,760,790
                                                          -----------
SWITZERLAND  9.46%
NESTLE
  Producer of consumer packaged
  goods (Consumer Products)                       733     $ 1,562,229
NOVARTIS
  Manufacturer of pharmaceuticals
  (Health and Household)                          961       1,735,248
ROCHE HOLDING
  Pharmaceutical
  company and chemical
  producer (Health and Household)                 140       1,636,942
SWISSCOM*
  Provider of telecommunication
  networks and services
  (Telecommunications)                          3,054       1,037,361
UBS
  Global provider of institutional
  asset management and private
  banking services (Banking)                    3,530         970,469
ZURICH ALLIED
  Holding company active in
  life insurance and asset
  management (Insurance)                        2,812       1,712,629
                                                          -----------
                                                            8,654,878
                                                          -----------
UNITED KINGDOM  20.55%
ALLIED ZURICH*
  Holding company active in life
  insurance and asset management
  (Insurance)                                  72,500         857,794
BBA GROUP
  International manufacturer of
  textiles and aviation
  equipment (Diversified)                      80,000         494,687
BOOTS
  Retailer of pharmaceuticals
  and beauty products
  (Retailing)                                  50,000         754,749
BRITISH AMERICAN TOBACCO
  Producer and marketer of
  tobacco products (Tobacco)                   72,500         647,289
BRITISH PETROLEUM
  Oil producer, refiner, and
  distributor (Resources)                      90,734       1,338,499

-------------------------
See footnotes on page 12.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson International Fund
                                              SHARES           VALUE
                                              ------           -----
UNITED KINGDOM (CONTINUED)
BRITISH VITA
  Holding company for worldwide
  companies which manufacture
  fabrics for the furnishing,
  transportation, clothing,
  packaging, and engineering
  industries (Chemicals)                      170,000      $  674,253
BUNZL
  Distributor and manufacturer of
  paper and plastic products
  (Manufacturing)                             225,000       1,039,244
GRANADA GROUP
  Television group with additional
  leisure interests, including
  hotels (Entertainment and
  Leisure)                                     94,000       1,430,725
KINGFISHER
  Producer and retailer of consumer
  goods and merchandise (Retailing)            87,400         762,035
LLOYDS TSB GROUP
  Provider of banking and financial
  services (Banking)                            71,000        878,069
MERSEY DOCKS & HARBOUR
  Operator of facilities on the
  Mersey River (Transportation)                 90,000        670,237
NATIONAL POWER
  Electric power generation
  (Utilities)                                  110,000        953,560
RAILTRACK GROUP
  Provider of rail services
  (Transportation)                              64,101      1,713,150
ROLLS ROYCE
  Aerospace; power generation,
  transmission, and distribution
  systems (Industrial Goods and
  Services)                                   170,600         633,808
ROYAL BANK OF SCOTLAND
  Provider of banking services
  (Banking)                                    84,000       1,103,506

UNITED KINGDOM (continued)

SCOTTISH & NEWCASTLE
  Brewery operator (Consumer
  Products) 60,000 shs.$ 731,989
SMITHKLINE BEECHAM
  Manufacturer and marketer of
  pharmaceutical products; provider
  of health care products and
  services (Health and Household)              50,000         616,266
TESCO
  Supermarket chain (Retailing)               445,500       1,217,101
UNITED UTILITIES
  Provider of water utility
  services (Utilities)                         90,000       1,315,622
WPP GROUP
  Provider of worldwide marketing
  services, including advertising,
  public relations, and market
  research (Media)                            195,500         958,606
                                                       --------------
                                                           18,791,189
                                                       --------------
TOTAL COMMON STOCKS
(Cost $69,802,205)                                         84,360,125

CONVERTIBLE BONDS  0.28%
(Cost $221,126)
JAPAN  0.28%
SANWA INTERNATIONAL
11 1/4%, 7/31/2005
(Financial Services)                       39,000,000**       258,994
                                                       --------------
TOTAL INVESTMENTS  92.54%
(Cost $70,023,331)                                         84,619,119
OTHER ASSETS
  LESS LIABILITIES  7.46%                                   6,822,213
                                                       --------------
NET ASSETS  100.00%                                       $91,441,332
                                                       ==============
-------------------------

*    Non-income producing security.

**   Principal amount reported in Japanese yen.

+    Rule 144A security.

     Descriptions of companies have not been audited by Deloitte &Touche LLP.

     See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Emerging Markets Growth Fund

PERFORMANCE REVIEW

Emerging markets suffered from the effects of a series of currency crises and associated global contagion. Over the year as a whole, the Fund had a total return of -29.43% based on the net asset value of Class A shares. This compares to a -30.98% total return posted by the Morgan Stanley Capital International Emerging Markets Free Index and to the -31.48% total return posted by the Lipper Emerging Markets Funds Average.

Fund management was more challenging than usual. The strategy consisted of trying to avoid investments in markets with weak currencies, while increasing cash levels during periods of global uncertainty, particularly in November - December 1997, and August - September 1998. High levels of cash held during the attack on the Brazilian real were reinvested in the markets in October after confidence was, to some extent, restored through US interest-rate cuts, the strengthening of the yen, and supportive statements from the leadership of the G7 group of industrialized countries.


PORTFOLIO STRATEGY

In regional terms, there were a number of significant trends. The Fund's overweight position in Emerging Europe was maintained throughout the year, although exposure to Russia was greatly reduced. Exposure to Far Eastern markets was increased over the year, but exposure to Latin America was reduced largely due to economic uncertainty in Brazil.


PACIFIC REGION

o The devaluation of the Thai baht in July 1997 greatly affected the markets of the South Pacific region (Thailand, the Philippines, Malaysia, and Indonesia). Sentiment in the markets remained weak during the latter months of 1997 as currency instability moved to North Pacific markets. The Indonesian currency came under attack in January 1998. There was a brief rally in currencies and markets in the first quarter of 1998, but the Malaysian government was forced to introduce currency controls in September. Other than in the Malaysian ringit, there was a rally in currencies toward the end of the Fund's year. Market performances ranged between a fall of 8.7% in the Philippine index to a fall of 76.8% in the Indonesian index.

   THE FUND RETAINED HOLDINGS IN THAILAND AND THE PHILIPPINES THROUGHOUT THE PERIOD. A SMALL NUMBER OF HOLDINGS WERE HELD IN MALAYSIA DURING THE FIRST QUARTER OF THE YEAR BUT THESE WERE SOLD BEFORE THE IMPOSITION OF CURRENCY CONTROLS. TOWARD THE END OF THE FUND'S YEAR, THE FUND ESTABLISHED HOLDINGS IN Thai Farmers Bank AND Bangkok Bank AS THE OUTLOOK FOR THAILAND IMPROVED.

o In the North Pacific region, the direction of the markets was dictated by currency moves. The attack on the Hong Kong dollar in November 1997 was followed by the South Korean currency crisis later in December. The Taiwanese market, following the effective floating of the currency in October, remained relatively untouched by the crisis. The Taiwanese index fell 14.9%, the South Korean index fell 24.5%, and the China (non-domestic) index fell 52.8%.

   THE FUND HELD FEW POSITIONS IN THE REGION UNTIL SEPTEMBER, WHEN THERE WERE SIGNIFICANT ADDITIONS TO THE PORTFOLIO. IN CHINA, THE PORTFOLIO REMAINS FOCUSED ON INFRASTRUCTURE. WE HAVE PURCHASED China Telecom, Cheung Kong Infrastructure, AND China Resources Enterprise. IN SOUTH KOREA, WE SOLD OUR HOLDING IN Samsung Electronics AND PURCHASED SK Telecom Group AND Korea Electric Power. IN TAIWAN, OUR HOLDINGS REMAINED FOCUSED ON BROADLY BASED CLOSED-END FUNDS.

INTERNATIONAL TEAM: MONICA BALL, PETER BASSETT (PORTFOLIO MANAGER), ELEANOR DALE, CHRISTOPHER EDWARDS, DIVYA MATHUR, KIRSTEEN MORRISON, LOUISE O'SULLIVAN, SHEILA SPARKS (ADMINISTRATIVE ASSISTANT)


FUND OBJECTIVE

Seligman Henderson Emerging Markets Growth Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

INVESTMENT REPORT
Seligman Henderson Emerging Markets Growth Fund

LATIN AMERICA

o Latin American markets remained volatile with attacks on the Brazilian real in November - December 1997, and September 1998. However, both the Brazilian real and Argentine peso were successfully defended. The region's markets rebounded after the mid-September promise of G7 and IMF support for the defense of the real. Throughout the year, the Mexican currency also suffered periods of instability, and domestic interest rates were put up in its defense. The performances for the indices of the major markets were as follows: Argentina fell 12.1%, Mexico fell 21.0%, and Brazil fell 34.1%.

   OUR CORE EXPOSURE IN LATIN AMERICA REMAINS MEXICO, WHERE THE DEFENSIVELY POSITIONED HOLDINGS FOCUS ON BREWERIES (Femsa), BOTTLERS (Pepsi-Gemex AND Panamerican Beverages), AND TELECOMMUNICATIONS (Telemex AND Grupo Iusacell). HOLDINGS IN BRAZIL AND ARGENTINA WERE ADJUSTED FOR THE OUTLOOK FOR THEIR CURRENCIES. IN PARTICULAR, WE SOLD BRAZILIAN COMPANIES WITH US DOLLAR EXPOSURE SUCH AS CEMIG AND Sabesp. HOWEVER, WE RETAINED OUR CORE HOLDINGS OF Telebras AND Petrobras.

EMERGING EUROPE

o The Emerging European region produced significantly diverse performances, largely dependent on the currency and interest-rate events for the year. Greece, which joined the European monetary system during the year in preparation to joining European Monetary Union (EMU), benefited from currency stability and falling interest rates. The Greek market rose 33.8%. Portugal, which joins EMU on January 1, 1999, experienced similar beneficial effects, rising 35.4%.

   By contrast, the Russian market was hit by a severe internal budget deficit which led to the collapse of the rouble and the replacement of a reformist government with a government led by former communists. The Russian index fell by 85.2%. The overall negative sentiment toward emerging markets caused other emerging European markets to suffer in varying degrees. Hungary fell 7.5%, the Czech Republic fell 10.2%, and Poland fell 16.2%. Turkey, affected by high interest rates and political uncertainty, fell 50.7%.

   THE KEY PORTFOLIO MOVE IN THE REGION WAS AN INCREASE TO THE GREEK WEIGHTING THROUGH THE PURCHASE OF Alpha Credit Bank, Hellenic Telecommunication (OTE), AND Sarantis. MOST HOLDINGS IN RUSSIA WERE SOLD FOLLOWING THE MARKED DETERIORATION OF THE ECONOMIC AND POLITICAL OUTLOOK AND THE REMAINDER WERE SOLD AFTER THE FUND'S YEAR END. ALL HOLDINGS IN PORTUGAL WILL BE SOLD BEFORE THE COUNTRY JOINS EMU. OF NOTE DURING THE YEAR WAS THE INCREASED WEIGHTING OF THE FUND INTO BOTH POLAND AND HUNGARY WITH THE PURCHASE OF Elektrim, Matav, Powszechny Bank, AND Prokom Software, AND THE RE-ENTRY INTO THE CZECH REPUBLIC WITH THE PURCHASE OF Ceske Radiokomunikace.

OTHER MARKETS

o Other markets in which the Fund has been invested were affected by the general pressures on emerging markets. The Indian market fell 34.2% and the South African market fell 25.4%. Within the markets of the Middle East and North Africa, the Israeli (domestic) index fell 18.7% and the Egyptian index fell 37.4%.

   WE MAINTAINED LOW WEIGHTINGS IN INDIA DURING THE PERIOD, FOCUSING ON THE SECULAR GROWTH STOCKS OF Mahangar Telephone Nigam (THE BOMBAY AND DELHI TELEPHONE SYSTEM) AND THE Indian Tobacco Company (ITC). THE SOUTH AFRICAN WEIGHTING WAS REDUCED BEFORE THE WEAKNESS IN SEPTEMBER BUT INCREASED IN OCTOBER WHEN INTEREST RATES BEGAN TO EASE, WITH PURCHASES OF Nedcor (A BANK) AND Pepkor (A RETAILER). OUR ISRAELI EXPOSURE WAS SWITCHED FROM TECHNOLOGY SECTOR HOLDINGS TO Bank Hapoalim AND Blue Square (A SUPERMARKET). WITHIN THE EGYPTIAN PORTFOLIO, WE ADDED Al-ahram Beverages (A BREWERY AND BOTTLING COMPANY).

OUTLOOK

Following the supportive statements of the leaders of the G7 and recent policy actions of the US and Japan on various issues, the outlook for emerging markets is more optimistic. Moreover, there are positive developments in each of the major regions within the Pacific, with trade surpluses likely to boost liquidity in domestic markets and provide some stability to the currencies. In Emerging Europe, convergence and integration is likely to continue to positively affect Greek and Central European markets. Although economic growth will be lackluster, Latin America is likely to benefit from lower real interest rates. Overall, the emerging markets are likely to show some recovery in the year ahead; although market performance will differ widely and progress is likely to be volatile.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund

COUNTRY ALLOCATION
OCTOBER 31, 1998

                                            MSCI
                                             EMF
                                    FUND    INDEX
                                  -------  -------
CENTRAL/SOUTHERN EUROPE            29.56%   12.12%
    Czech Republic                  1.68     1.17
    Estonia                         0.38       --
    Greece                          7.56     5.47
    Hungary                         6.46     1.40
    Poland                          4.15     0.98
    Portugal                        6.80       --
    Russia                            --     1.24
    Turkey                          2.53     1.86
INDIAN SUBCONTINENT/AFRICA         18.64    24.03
    Egypt                           3.53       --
    India                           4.03     7.58
    Israel                          2.26     3.15
    Jordan                            --     0.18
    Lebanon                         1.23       --
    Pakistan                          --     0.36
    South Africa                    7.59    12.69
    Sri Lanka                         --     0.07
LATIN AMERICA                      27.22    36.55
    Argentina                       4.82     5.26
    Brazil                          7.78    12.80
    Chile                           1.35     4.40
    Columbia                          --     0.56
    Mexico                         13.27    11.75
    Peru                              --     0.98
    Venezuela                         --     0.80
PACIFIC                            18.88    27.30
    China                           4.80     0.76
    Indonesia                         --     1.15
    Malaysia                          --     3.65
    Philippines                     3.21     1.93
    South Korea                     2.68     6.63
    Taiwan                          3.64    10.67
    Thailand                        4.55     2.51
OTHER ASSETS LESS LIABILITIES       5.70       --
                                  ------   ------
TOTAL                             100.00%  100.00%
                                  ======   ======


LARGEST INDUSTRIES
OCTOBER 31, 1998

[The table below represents a bar chart]

                               Percent of
                               Net Assets
                               ----------

TELECOMMUNICATIONS               21.4%       $11,542,415
FINANCIAL SERVICES               17.8%        $9,589,521
RESOURCES                        11.8%        $6,378,038
RETAILING                        11.1%        $5,983,517
CONSUMER GOODS AND SERVICES       8.3%        $4,467,970



REGIONAL ALLOCATION
OCTOBER 31, 1998

[The table below represents a pie chart]

Central/Southern Europe              29.56%
Latin America                        27.22%
Pacific                              18.88%
Indian Subcontinent/Africa           18.64%
Other Assets Less Liabilities         5.70%


LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1998


SECURITY                                      VALUE
----------                                ------------
Telecel-Comunicacaoes Pessoais
   (Portugal)                              $1,660,356
Magyar Tavkozlesi "Matav" (ADRs)
   (Hungary)                                1,478,125
Fomento Economico Mexicano "Femsa"
   (ADRs) (Mexico)                          1,433,437
Jeronimo Martins (Portugal)                 1,347,367
Korea Electric Power (South Korea)          1,175,445
Kimberly-Clark de Mexico
   (ADRs) (Mexico)                          1,074,315
YPF Sociedad Anonima (ADRs)
   (Argentina)                              1,070,688
Petroleo Brasileiro "Petrobras"
   (Brazil)                                 1,019,365
Panamerican Beverages
   (Class A) (Mexico)                       1,014,525
National Bank of Greece
   (GDRs) (Greece)                          1,003,440

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1998

                                                      AVERAGE ANNUAL
                                                   --------------------
                                                                SINCE
                                       SIX           ONE     INCEPTION
                                      MONTHS*       YEAR      5/28/96
                                      -------      -------    ---------
CLASS A**
With Sales Charge                     (37.96)%      (32.81)%   (14.14)%
Without Sales Charge                  (34.84)       (29.43)    (12.39)

CLASS B**
With CDSC+                            (38.32)       (33.49)    (14.10)
Without CDSC                          (35.08)       (29.99)    (13.02)

CLASS D**
With 1% CDSC                          (35.64)       (30.69)       n/a
Without CDSC                          (34.99)       (29.99)    (13.02)

LIPPER EMERGING MARKETS
  FUNDS AVERAGE***                    (34.11)       (31.48)    (14.67)++

MSCI EMF INDEX***                     (33.41)       (30.98)    (19.25)+++

NET ASSET VALUE

                 OCTOBER 31, 1998       APRIL 30, 1998         OCTOBER 31, 1997
                ------------------      --------------         ----------------
CLASS A                $5.18                $7.95                   $7.34
CLASS B                 5.09                 7.84                    7.27
CLASS D                 5.09                 7.83                    7.27

CAPITAL LOSS INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

REALIZED              $(1.831)
UNREALIZED             (0.465)0

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.



-----------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital
    International Emerging Markets Free Index (MSCI EMF Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCI EMF Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From May 30, 1996.
+++ From May 31, 1996.
  0 Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Emerging Markets Growth Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Henderson Emerging Markets Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 3% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of operations on May 28, 1996, through October 31, 1998, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[The table below represents a line chart]

EMERGING MARKETS GROWTH FUND
                                                    LIPPER
           Class A   Class B                       EMERGING
              With   Without    Class B    Class D    MARKET      MSCI
             Sales     Sales     With     Without     FUNDS       EMF
            Charge    Charge      CDSL      CDSL    AVERAGE     INDEX

5/28/96       9520     10000     10000     10000     10000     10000
7/31/96       9013      9468      9454      9454      9483      9375
10/31/96      9040      9496      9468      9468      9557      9439
1/31/97      10173     10686     10630     10644     10736     10299
4/30/97      10653     11190     11106     11106     10963     10476
7/31/97      12453     13081     12969     12969     12378     11522
10/31/97      9787     10280     10182     10182      9939      8639
1/31/98       9173      9636      9524      9524      9057      7855
4/30/98      10600     11135     10980     10966     10336      8953
7/31/98       9000      9455      9300      9300      8486      7135
10/31/98      6907      7255      6915      7129      6810      5962

   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1998

                                                SHARES
                                        ----------------------
                                                      HOLDINGS
ADDITIONS                               INCREASE      10/31/98
---------                               --------      --------
Bank Hapoalim (Israel)                   245,000       245,000
Blue Square Chain Investments
   and Properties (Israel)                61,100        61,100
Coca-Cola Beverages (Poland)             342,600       342,600
Companhia Vale do Rio
   Doce (ADRs) (Brazil)                   60,000        60,000
Elektrim Spolka Akcyjna
   (Poland)                               60,000        60,000
Kimberly-Clark de Mexico
   (ADRs) (Mexico)                        75,000        75,000
National Bank of Greece
   (GDRs) (Greece)                        29,600        35,520(1)
Telesp Participacoes
   (Brazil)                           38,000,000    38,000,000
Turkiye Is Bankasi "Isbank"
   (GDRs) (Turkey)                       182,500       182,500
YPF Sociedad Anonima
   (ADRs) (Argentina)                     37,000        37,000


                                                SHARES
                                        ----------------------
                                                      HOLDINGS
REDUCTIONS                              DECREASE      10/31/98
----------                              --------      --------
Distribucion y Servicio
   (ADRs) (Chile)                         60,700            --
Formosa Growth Fund
   (Taiwan)                               51,000            --
IRSA Inversiones y
   Representaciones
   (GDRs) (Argentina)                     62,000            --
Maillis (Greece)                          71,360(2)     36,640
Portugal Telecom (ADRs)
   (Portugal)                             24,000            --
Richter Gedeon (GDRs)
   (Hungary)                              13,900         4,900
Sonae Investimentos
   (Portugal)                             19,000        13,000
Synnex Technology
   International
   (GDRs) (Taiwan)                        57,000            --
Telefonica de Argentina (ADRs)
   (Argentina)                            39,000            --
Telefonica del Peru
   (ADRs) (Peru)                          78,300            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


----------------
(1) Includes 5,920 shares received in a 20% bonus issue.
(2) Includes 54,000 shares received in a 100% bonus issue.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Emerging Markets Growth Fund

                                              SHARES          VALUE
                                            ---------      -----------
COMMON STOCKS  94.09%
ARGENTINA  4.82%
BANCO RIO DE LA PLATA (ADRS)
   Provider of commercial and
   investment banking services
   (Financial Services)                       110,000        $ 990,000
PEREZ COMPANC (ADRS)
   Worldwide producer of oil
   and gas (Resources)                         55,000          539,159
YPF SOCIEDAD ANONIMA (ADRS)
   Worldwide producer of oil
   and gas (Resources)                         37,000        1,070,688
                                                           -----------
                                                             2,599,847
                                                           -----------
BRAZIL  7.78%
COMPANHIA BRASILEIRO DE
   DISTRIBUICAO GRUPO PAO
   DE ACUCAR (ADRS)
   Operator of supermarkets,
   consumer electronics, and
   appliance stores (Retailing)                35,000          564,375
COMPANHIA VALE DO
   RIO DOCE (ADRS)
   Mining and transportation
   company (Resources)                         60,000          905,376
PETROLEO BRASILEIRO "PETROBRAS"
   Oil and gas producer and
   distributor (Resources)                  8,000,000        1,019,365
TELECOMUNICACOES BRASILEIRAS
   "TELEBRAS" (ADRS)
   Provider of telecommunication
   services (Telecommunications)               11,000          835,312
TELESP PARTICIPACOES*
   Provider of telecommunication
   services
   (Telecommunications)                    38,000,000         876,016
                                                           -----------
                                                             4,200,444
                                                           -----------
CHILE  1.35%
ENERSIS (ADRS)
   Provider of electric services
   (Electric Utilities)                        35,000          730,625
                                                           -----------


-------------
See footnotes on page 22.


CHINA  4.80%)
CHEUNG KONG INFRASTRUCTURE
   HOLDINGS
   Real estate investment and
   development (Construction
   and Property)                              240,000        $ 610,498
CHINA RESOURCES ENTERPRISE
   Real estate investment
   holding company
   (Construction and Property)                450,000          601,395
CHINA TELECOM (HONG KONG)*
   Provider of cellular
   telecommunication services
   (Telecommunications)                       420,000          789,076
HUANENG POWER
   INTERNATIONAL (ADRS)*
   Developer and manufacturer
   of coal-fired power plants
   (Electric Utilities)                        43,000          591,250
                                                           -----------
                                                             2,592,219
                                                           -----------
CZECH REPUBLIC  1.68%
CESKE RADIOKOMUNIKACE
   (GDRS)*+
   Provider of telecommunication
   services (Telecommunications)               30,000          907,500
                                                           -----------
EGYPT  3.53%
AL-AHRAM BEVERAGES (GDRS)
   Producer of beer and soft drinks
   (Consumer Goods and Services)               16,400          537,098
PAINTS AND CHEMICAL INDUSTRIES
   Manufacturer of industrial and
   architectural paints and
   printing inks (Manufacturing)               52,200          476,586
SUEZ CEMENT (GDRS)+
   Cement manufacturer
   (Construction and Property)                 58,000          891,831
                                                           -----------
                                                             1,905,515
                                                           -----------
ESTONIA  0.38%
SOCIETIE GENERAL BALTIC
   REPUBLICS FUND
   Investor in the Baltic
   Republics (Financial Services)               3,200          204,800
                                                           -----------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Emerging Markets Growth Fund

                                              SHARES          VALUE
                                            ---------      -----------
GREECE  7.56%
ALPHA CREDIT BANK
Provider of banking services
(Financial Services)                            8,000        $ 639,699
HELLENIC TELECOMMUNICATION
   ORGANIZATION
   Provider of telecommunication
   services (Telecommunications)               30,555          695,123
MAILLIS
   Producer of plastics
   and packaging materials
   (Manufacturing)                             36,640          621,260
NATIONAL BANK OF GREECE (GDRS)+
   Provider of banking services
   (Financial Services)                        35,520        1,003,440
SARANTIS
   Manufacturer and distributor
   of cosmetics
   (Drugs and Health Care)                     63,000          725,579
STET HELLAS TELECOMMUNICATIONS
   (ADRS)+
   Provider of mobile
   telecommunication services
   (Telecommunications)                        15,000          394,688
                                                           -----------
                                                             4,079,789
                                                           -----------
HUNGARY  6.46%
MAGYAR TAVKOZLESI
   "MATAV" (ADRS)
   Provider of telecommunication
   services (Telecommunications)               55,000        1,478,125
MOL MAGYAR OLAJ-ES
   GAZIPARI (GDRS)+
   Oil and gas producer and
   distributor (Resources)                     15,000          341,625
MOL MAGYAR OLAJ-ES
   GAZIPARI (GDRS)
   Oil and gas producer and
   distributor (Resources)                     25,000          554,375
OTP BANK (GDRS)+
   Provider of commercial banking
   services (Financial Services)               11,220          406,725
OTP BANK (GDRS)
   Provider of commercial banking
   services (Financial Services)               15,000          543,750


-------------
See footnotes on page 22.


HUNGARY (CONTINUED)
RICHTER GEDEON (GDRS)
   Manufacturer of pharmaceuticals
   and cosmetics (Drugs and
   Health Care)                                 4,900        $ 164,150
                                                           -----------
                                                             3,488,750
                                                           -----------
INDIA  4.03%
ITC (GDRS)+
   Holding company with operations
   in tobacco, hotels, financial
   services, paper, packaging and
   printing, real estate, and
   international export
   (Diversified)                       44,000          880,000
MAHANGAR TELEPHONE
   NIGAM (GDRS)+
   Provider of telecommunication
   services (Telecommunications)       60,000          658,500
MAHANGAR TELEPHONE
   NIGAM (GDRS)
   Provider of telecommunication
   services (Telecommunications)       10,000          109,750
VIDESH SANCHAR NIGAM (GDRS)+
   Provider of international
   telecommunication services
   (Telecommunications)                51,000          525,300
                                                   -----------
                                                     2,173,550
                                                   -----------
ISRAEL  2.26%
BANK HAPOALIM
   Provider of banking services
   (Financial Services)               245,000          441,550
BLUE SQUARE CHAIN INVESTMENTS
   AND PROPERTIES*
   Operator of supermarkets
   (Retailing)                         61,100          778,389
                                                   -----------
                                                     1,219,939
                                                   -----------
LEBANON  1.23%
BANQUE AUDI (GDRS)+
   Commercial bank
   (Financial Services)                24,600          664,815
                                                   -----------
MEXICO  13.27%
FOMENTO ECONOMICO
   MEXICANO "FEMSA" (ADRS)
   Beverage and packaging
   producer; retail store operator
   (Consumer Goods and Services)               55,000        1,433,437

GRUPO FINANCIERO BANAMEX
   ACCIVAL "BANACCI" (SERIES B)*
   Provider of banking services
   (Financial Services)                       655,000        $ 660,711
GRUPO IUSACELL (ADRS)*
   Provider of wireless
   telecommunication services
   (Telecommunications)                        32,700          224,813
GRUPO TELEVISA (GDRS)*
   Provider of television and
   other media services
   (Leisure and Hotels)                        36,700          995,488
KIMBERLY-CLARK DE MEXICO (ADRS)
   Manufacturer and retailer of
   consumer and industrial paper
   products (Retailing)                        75,000        1,074,315
PANAMERICAN BEVERAGES
   (CLASS A)
   Producer of Coca-Cola and
   other beverages (Consumer
   Goods and Services)                         50,100        1,014,525
PEPSI-GEMEX (GDRS)
   Vendor of Pepsi soft
   drink products (Consumer
   Goods and Services)                        117,000          760,500
TELEFONOS DE MEXICO "TELEMEX"
   (CLASS L ADRS)
   Provider of telecommunication
   services (Telecommunications)               19,000        1,003,438
                                                           -----------
                                                             7,167,227
                                                           -----------
PHILIPPINES  3.21%
PHILIPPINE LONG DISTANCE
   TELEPHONE
   Telephone utility
   (Telecommunications)                        30,000          717,472
PHILIPPINE LONG DISTANCE
   TELEPHONE (ADRS)
   Telephone utility
   (Telecommunications)                        20,000          487,500
SM PRIME HOLDINGS
   Developer and operator
   of retail properties
   (Construction and Property)              3,150,000          530,855
                                                           -----------
                                                             1,735,827
                                                           -----------

-------------
See footnotes on page 22.


POLAND  4.15%
COCA-COLA BEVERAGES*
   Worldwide manufacturer and
   distributor of carbonated
   flavored soft drinks
   (Consumer Goods
   and Services)                              342,600        $ 722,410
ELEKTRIM SPOLKA AKCYJNA
   Exporter/importer active in the
   power equipment, electrical
   machinery, telecommunication,
   cable, and lighting technology
   industries (Electronics)                    60,000          718,143
POWSZECHNY BANK KREDYTOWY
   Provider of financial services
   (Financial Services)                        20,000          420,377
PROKOM SOFTWARE (GDRS)
   Provider of information
   technology solutions
   (Computer and Technology
   Related)                                    19,100          379,612
                                                           -----------
                                                             2,240,542
                                                           -----------
PORTUGAL  6.59%
JERONIMO MARTINS
   Retailer of food and
   consumer products (retailing)               31,232        1,347,367
SONAE INVESTIMENTOS
   Hypermarket operator
   (Retailing)                                 13,000          548,636
TELECEL-COMUNICACAOES PESSOAIS*
   Cellular communication
   operator (Telecommunications)                9,050        1,660,356
                                                           -----------
                                                             3,556,359
                                                           -----------
SOUTH AFRICA  7.59%
ANGLO-AMERICAN CORPORATION
   OF SOUTH AFRICA
   International provider of
   financial services to the
   mining industry (Resources)                 19,200          624,941

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Emerging Markets Growth Fund

                                              SHARES          VALUE
                                            ---------      -----------
SOUTH AFRICA (CONTINUED)
DIMENSION DATA HOLDINGS*
   Investment holding company of
   technology groupings including
   communications, distribution,
   software, services, interactive
   technologies, and the Internet
   (Computer and
   Technology Related)                        184,000        $ 842,923
LIBERTY LIFE ASSOCIATION OF AFRICA
   Provider of life and health
   insurance (Financial Services)              43,000          735,829
NEDCOR
   International provider of
   personal and corporate
   financial services
   (Financial Services)                        37,500          748,663
PEPKOR
   Holding company for operators
   of clothing and department
   stores, supermarkets, and
   jewelry retailers (Retailing)              155,000          690,731
SASOL
   Fuel and chemical producer
   (Diversified)                               93,000          455,053
                                                           -----------
                                                             4,098,140
                                                           -----------
SOUTH KOREA  2.68%
KOREA ELECTRIC POWER
   Electric power generator and
   supplier (Electric Utilities)               66,000        1,175,445
SAMSUNG ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   and semiconductors
   (Manufacturing)                              2,191           89,666
SK TELECOM GROUP (ADRS)
   Provider of mobile
   telecommunication and
   paging services
   (Telecommunications)                        17,400          179,446
                                                           -----------
                                                             1,444,557
                                                           -----------


-------------
See footnotes on page 22.


TAIWAN  3.64%
CHINA STEEL (GDRS)
   Producer of steel and steel
   products (Resources)                        36,000        $ 495,900
THE ROC TAIWAN FUND
   Closed-end fund investing
   in Taiwan (Miscellaneous)                   80,000          530,000
TAIWAN OPPORTUNITIES FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous)                   74,000          941,280
                                                           -----------
                                                             1,967,180
                                                           -----------
THAILAND  4.55%
BANGKOK BANK
   Provider of retail, commercial,
   and corporate banking services
   (Financial Services)                       440,000          669,020
PTT EXPLORATION AND PRODUCTION
   PUBLIC COMPANY
   Producer of natural gas
   (Resources)                                 86,000          826,609
THAI FARMERS BANK
   PUBLIC COMPANY*
   Provider of banking services
   (Financial Services)                       760,000          959,544
                                                           -----------
                                                             2,455,173
                                                           -----------
TURKEY  2.53%
MIGROS TURK
   Retailer of food and consumer
   products (Retailing)                     1,018,750          866,449
TURKIYE IS BANKASI
   "ISBANK" (GDRS)+
   Provider of banking services
   (Financial Services)                       182,500          500,598
                                                           -----------
                                                             1,367,047
                                                           -----------
TOTAL COMMON STOCKS
   (Cost $55,711,798)                                       50,799,845
                                                           -----------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Emerging Markets Growth Fund

                                            PRINCIPAL
                                              AMOUNT          VALUE
                                            ---------      -----------
CORPORATE BONDS  0.21%
  (Cost $92,712)

PORTUGAL  0.21%
JERONIMO MARTINS
   0%, 12/30/2004
   (Retailing)                               16,875**     $    113,255
                                                           -----------
TOTAL INVESTMENTS  94.30%
  (Cost $55,804,510)                                        50,913,100
OTHER ASSETS
  LESS LIABILITIES  5.70%                                    3,079,165
                                                           -----------
NET ASSETS  100.00%                                        $53,992,265
                                                           ===========

----------------
 * Non-income producing security.
** Principal amount reported in units of 1,000 Portuguese escudos.
 + Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Growth Opportunities Fund


PERFORMANCE REVIEW

For the twelve months ended October 31, 1998, Seligman Henderson Global Growth Opportunities Fund posted a total return of 9.52% based on the net asset value of Class A shares, compared to the 5.31% total return of its peers, as measured by the Lipper Global Funds Average. Stocks around the world, as measured by the Morgan Stanley Capital International World Index (MSCI World Index), posted a total return of 15.69% for the same period.

The past calendar year was characterized by several distinct phases of global market activity. From mid-January to mid-July, world markets rose strongly by approximately 25%, led by Continental Europe and fueled by expectations of lower inflation and interest rates. After mid-July, the combination of Russian debt default, speculative attacks against emerging market currencies, and a worse-than-expected economic impact from Asia upon the rest of the world led to sharp market corrections. During October, in response to the deflationary threats facing global economic activity, interest rates were cut in many parts of the world and a coordinated program of support for the world's financial system was implemented. As a result, many markets recovered confidence.

FUND OBJECTIVE

Seligman Henderson Global Growth Opportunities Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.

                                    [PHOTO]

INTERNATIONAL TEAM: (FROM LEFT) BEN ELWES, DAVID THORNTON, MICHAEL WOOD-MARTIN, PETER BASSETT, (SEATED) STACEY NAVIN, NITIN MEHTA (PORTFOLIO MANAGER), KIRSTEEN MORRISON

During the year, the Fund's bias for stocks with higher earnings growth and a preference for Continental Europe proved to be the major positive factors. In contrast, the investments in Asia and other emerging markets negatively impacted performance. However, the exposure to these markets was reduced significantly through the year.


PORTFOLIO STRATEGY

The Fund remained broadly invested in the four major growth themes : QUALITY OF LIFE (36%), PRODUCTIVITY (23%), CONSUMPTION (24%) and GLOBAL TRADE (12%). During the year, we reduced exposure to the Productivity theme -- in particular, by reducing investments in Asian technology stocks -- and at the same time we increased investment in the more stable Quality of Life theme with its emphasis on health care stocks. Within each theme, we shifted the Fund's investments toward those with greater earnings reliability.

                                    [PHOTO]

US TEAM: (FROM LEFT) MICHELLE BORRE, DAVE LEVY, SHELIA GRAYSON (ADMINISTRATIVE ASSISTANT), (SEATED) MARION S. SCHULTHEIS (PORTFOLIO MANAGER); (NOT PICTURED) CRAIG CHODASH

QUALITY OF LIFE

o As earnings growth became more uncertain around the world, we added to the Quality of Life sub-themes of health care and savings. During the recent market turmoil, a "flight to quality" benefited the stocks in this theme.

   DURING THE PAST YEAR, WE ADDED SEVERAL DRUG STOCKS, NAMELY Lilly (Eli) IN THE US, SmithKline Beecham IN THE UK, AND Astra IN SWEDEN. WHILE THE GLOBAL DRUG STOCKS' VALUATIONS REFLECT THEIR BETTER GROWTH PROSPECTS, WE THINK THEY WILL PROVIDE GREATER EARNINGS SAFETY IN VOLATILE TIMES. IN ADDITION, WITH RISING INFLOWS INTO MUTUAL FUNDS IN EUROPE, WE ADDED Skandia IN SWEDEN AND Helvetia Patria IN SWITZERLAND, BOTH BENEFICIARIES OF THE RISING DEMAND FOR SAVINGS PRODUCTS AND FALLING INTEREST RATES.

PRODUCTIVITY

o The deterioration in economic activity, first in Asia and then around the world, reduced the prospects for many technology stocks. In particular, semiconductor and PC businesses faced a difficult environment. In response, we reduced the Fund's exposure to technology stocks.

   SOUTHEAST ASIA'S FINANCIAL CRISIS, WHICH BEGAN LAST YEAR, SIGNIFICANTLY REDUCED THE OUTLAYS FOR CAPITAL EXPENDITURE, INCLUDING TECHNOLOGY UPGRADES. AS A RESULT, WE SOLD ALMOST ALL OF OUR RELATED INVESTMENTS IN THAT REGION, INCLUDING Silicon Precisionware, Advanced Systems, Hotung, Synnex, Electronic Resources, AND Datacraft. IN EUROPE, WHERE THE PREPARATION FOR EUROPEAN MONETARY UNION AND THE NEW MILLENNIUM PUSHED UP THE DEMAND FOR SOFTWARE AND REGIONAL COMMUNICATION, WE ADDED Cap Gemini, EUROPE'S LARGEST SOFTWARE HOUSE, AND Equant, A PROVIDER OF DATA NETWORKS TO MULTINATIONAL BUSINESSES.

CONSUMPTION

o Although the aggregate exposure to the Consumption theme hardly changed during the year, there was a significant shift in exposure from Asia and Emerging Markets toward Europe. The economic malaise in Asia has severely dented consumer confidence, while in Europe, rising employment and falling interest rates had the opposite effect.

   WE SOLD A NUMBER OF STOCKS IN JAPAN, HONG KONG, AND SINGAPORE, ALL RELATED TO CONSUMPTION. AT THE SAME TIME, WE INVESTED IN TWO RETAILERS IN SPAIN WHERE CONSUMPTION GROWTH HAS BEEN EXCEPTIONALLY STRONG: Centros Comerciales CONTINENTE, WHICH OPERATES A NATIONWIDE CHAIN OF SUPERMARKETS, AND Superdiplo, WHICH ALSO OPERATES SUPERMARKETS, BUT MAINLY IN THE SPANISH ISLANDS. IN THE SAME TREND, WE ADDED ANOTHER SUPERMARKET CHAIN, Kroger, IN THE US.

GLOBAL TRADE

o The major emphasis is in the telecommunications sub-theme. This sector has performed well in the past year, with many companies providing either stability or growth in earnings fueled by more communication traffic and/or cost-cutting.

   OF NOTE, WE ADDED Matav IN HUNGARY AND Hellenic Telecommunication Organization IN GREECE. BOTH SHOULD BENEFIT FROM AN EXPANSION IN THEIR NETWORKS AND THE APPLICATION OF NEW TECHNOLOGY TO OFFER VALUE-ADDED SERVICES.

OUTLOOK

World stock markets have been reflecting the global economy's synchronization toward slower growth. At times like these, profit growth becomes more scarce and uncertain. Such concern has raised market volatility everywhere. However, we believe a global economic recession accompanied by prolonged deflation is unlikely, since appropriate action by the major central banks would be a remedy. Therefore, excessive pessimism does not seem warranted either. In our opinion, the current cyclical downturn in economic activity and corporate profitability around the world should dissipate as we approach the end of the millennium.

The world has an excess of industrial capacity. Until demand rises sufficiently to meet it, pricing power will be scarce in industrial goods markets. Businesses in the service sectors are likely to fare better in such an environment. Fortunately, the Fund's investments are largely in these sectors.

Also, during times of subdued profit advance, high quality growth stocks tend to perform well. When there is much near-term uncertainty, it is appropriate to look at the secular trends which are most likely to powerfully drive wealth creation. In accordance with this philosophy, we will continue to use a thematic approach to identify superior growth opportunities in which to invest.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund

COUNTRY ALLOCATION
OCTOBER 31, 1998
                                                      MSCI
                                                     WORLD
                                           FUND       INDEX
                                         -------    -------
CONTINENTAL EUROPE                         41.89%     23.99%
    Austria                                   --       0.16
    Belgium                                   --       0.89
    Denmark                                   --       0.45
    Finland                                 3.61       0.55
    France                                  8.94       4.49
    Germany                                 4.42       4.96
    Greece                                  1.37         --
    Hungary                                 1.27         --
    Ireland                                 1.87       0.22
    Italy                                   2.05       2.28
    Netherlands                             4.31       2.57
    Norway                                  1.76       0.23
    Portugal                                  --       0.35
    Spain                                   7.98       1.60
    Sweden                                  3.35       1.31
    Switzerland                             0.96       3.93
JAPAN                                       5.58      10.22
LATIN AMERICA                               0.98         --
    Brazil                                  0.25         --
    Mexico                                  0.73         --
PACIFIC                                     1.02       2.82
    Australia                               0.41       1.29
    China                                   0.59         --
    HongKong                                  --       1.12
    New Zealand                               --       0.09
    Singapore                                 --       0.32
    South Korea                             0.02         --
UNITED KINGDOM                             10.35      10.43
UNITED STATES                              32.61      50.61
OTHER                                         --       1.93
    Canada                                    --       1.93
OTHER ASSETS LESS LIABILITIES               7.57         --
                                        --------   --------
TOTAL                                     100.00%    100.00%
                                        ========   ========

LARGEST INDUSTRIES
OCTOBER 31, 1998

[The table below represents a bar chart]

Drugs and Health Care                13.0%    $23,951,447
Telecommunication                     9.4     $17,397,898
Financial Services                    8.8     $16,161,471
Retailing                             8.3     $15,373,465
Consumer Goods and Services           7.7     $14,180,265


REGIONAL ALLOCATION
OCTOBER 31, 1998

Continental Europe                 41.89%
United States                      32.61
United Kingdom                     10.35
Japan                               5.58
Pacific                             1.02
Latin America                       0.98
Other Assets Less Liabilities       7.57


[The table below represents a pie chart]

LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 1998

SECURITY                                      VALUE
----------                                -------------
Nokia (Series A) (Finland)                 $5,372,029
Cap Gemini (France)                         4,862,957
L.M. Ericsson Telefon (Series B)
   (Sweden)                                 3,799,089
Bristol-Myers Squibb (US)                   3,637,506
Microsoft (US)                              3,505,497
Merck (US)                                  3,502,975
Elan (ARs) (Ireland)                        3,452,330
Centros Comerciales
   Continente (Spain)                       3,405,163
Philip Morris (US)                          3,379,363
CNP Assurances (France)                     3,336,734

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1998

                                                               AVERAGE ANNUAL
                                                   -------------------------------------
                                                                  CLASS B
                                                                   SINCE         SINCE
                                       SIX           ONE         INCEPTION     INCEPTION
                                     MONTHS*         YEAR          4/22/96       11/1/95
                                    ---------     -------        ---------     ---------
CLASS A**
With Sales Charge                   (14.86)%         4.31%          n/a          10.34%
Without Sales Charge                (10.60)          9.52           n/a          12.17

CLASS B**
With CDSC+                          (15.26)          3.76          7.33%           n/a
Without CDSC                        (10.82)          8.76          8.38            n/a

CLASS D**
With 1% CDSC                        (11.71)          7.76           n/a            n/a
Without CDSC                        (10.82)          8.76           n/a          11.33

LIPPER GLOBAL FUNDS AVERAGE***       (9.83)          5.31          9.62          12.48?


MSCI WORLD INDEX***                  (2.85)         15.69         14.23++        16.590

NET ASSET VALUE

                 OCTOBER 31, 1998      APRIL 30, 1998      OCTOBER 31, 1997
                ------------------     ---------------    ------------------
CLASS A               $9.62                $10.81               $9.20
CLASS B                9.40                 10.59                9.06
CLASS D                9.40                 10.59                9.06

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

PAID                  $0.418
REALIZED               0.020
UNREALIZED             2.492(00)

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Global Funds Average and the Morgan Stanley Capital
     International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.

   + The CDSC is 5% for periods of one year or less, and 3% since inception.

  ++ From April 30, 1996.

   0 From October 31, 1995.

  00 Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Growth Opportunities Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Growth Opportunities Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on November 1, 1995, through October 31, 1998, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCIWorld Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.



[The table below represents a Line chart]

         Class A With  Class A Without    Class D     MSCI World   Lipper Global
          Sales Load     Sales Load     Without CDSL     Index       Fds. Avg.
         ------------  ---------------  ------------  ----------   -------------
 11/1/95       9520        10000           10000         10000         10000
 1/31/96      10107        10616           10602         10848         10646
 4/30/96      10880        11429           11387         11362         11311
 7/31/96      10627        11162           11106         11032         10934
10/31/96      10773        11317           11233         11682         11559
 1/31/97      11307        11877           11751         12292         12401
 4/30/97      11347        11919           11793         12592         12392
 7/31/97      13253        13922           13740         14690         14370
10/31/97      12267        12885           12689         13698         13523
 1/31/98      12748        13391           13152         14511         13859
 4/30/98      15028        15786           15475         16312         15776
 7/31/98      15069        15829           15503         16470         15535
10/31/98      13435        14112           13800         15847         14235



   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 26, the performance of Class B shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1998

                                           SHARES
                                ----------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE      10/31/98
-----------                       -----------   -----------
AES (US)                             27,900        27,900
ASM Lithography Holding
   (Netherlands)                     74,000        74,000
CNP Assurances (France)              98,000        98,000
ConAgra (US)                         65,400       103,700
Equant (Netherlands)                 40,600        40,600
NTT Mobile Communication
   Network "NTTDoCoMo"
   (Japan)                               34            34
Philip Morris (US)                   66,100        66,100
Superdiplo (Spain)                  105,980       105,980
Thomson Travel Group (UK)           500,000       500,000
Tyco International (US)              40,800        40,800

                                           SHARES
                                ----------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE      10/31/98
-------------                     -----------   -----------
Coca-Cola Enterprises (US)           57,300            --
Elsevier (Netherlands)              117,615            --
Hewlett-Packard (US)                 35,300            --
Intel (US)                           31,000            --
Koninklijke KNP BT
   (Netherlands)                     73,060            --
Lufthansa (Germany)                 128,000            --
Meitec (Japan)                       59,100            --
PepsiCo (US)                         64,500            --
Pfizer (US)                          19,200        19,200
Sairgroup (Switzerland)              11,105(1)         --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


-----------------------
(1) Includes 8,884 shares received as a result of a 5-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Growth Opportunities Fund


                                          SHARES          VALUE
                                       -----------     -----------
COMMON STOCKS  92.35%

AUSTRALIA  0.41%

CSL
   Manufacturer and marketer of
   human and veterinary
   pharmaceutical products
   (Drugs and Health Care)                74,000        $ 538,381

TELSTRA*
   Provider of telecommunication
   services (Telecommunications)          75,000          213,345
                                                       ----------
                                                          751,726
                                                       ----------

BRAZIL  0.25%

TELECOMUNICACOES BRASILEIRAS
   "TELEBRAS" (ADRS)
   Provider of telecommunication
   services (Telecommunications)           6,000          455,625
                                                       ----------

CHINA  0.59%

CHINA TELECOM (HONG KONG)*
   Provider of cellular
   telecommunication services
   (Telecommunications)                  250,000          469,688

HUANENG POWER INTERNATIONAL (ADRS)*
   Developer and manufacturer
   of coal-fired power plants
   (Electric and Gas Utilities)           45,000          618,750
                                                       ----------
                                                        1,088,438
                                                       ----------

FINLAND  3.61%

NOKIA (SERIES A)
   Developer and manufacturer
   of cellular systems and equipment
   (Telecommunications)                   58,940        5,372,029

RAISION TEHTAAT
   Processor and marketer
   of agricultural products
   (Consumer Goods and Services)          95,000        1,284,166
                                                       ----------
                                                        6,656,195
                                                       ----------

FRANCE  8.94%

ACCOR
   Hotel operator and
   provider of related services
   (Entertainment and Leisure)            14,583        3,067,477

CAP GEMINI
   Provider of computer
   consulting services (Computer
   and Technology Related)                32,311        4,862,957



---------------------
See footnotes on page 32.


                                          SHARES          VALUE
                                        -----------  ----------

FRANCE (CONTINUED)

CNP ASSURANCES*
   Insurance company
   (Financial Services)                   98,000      $ 3,336,734

GENSET (ADRS)*
   Biomedical research company
   (Drugs and Health Care)                36,000        1,068,750

HACHETTE FILIPACCHI MEDIAS
   Printer and publisher of magazines
   and newspapers; online content
   provider; distributor of cable radio
   (Media)                                 7,300        1,401,316

VALEO
   Manufacturer of automobile
   components (Automotive
   and Related)                           31,698        2,748,150
                                                       ----------
                                                       16,485,384
                                                       ----------

GERMANY  4.34%

ADIDAS-SALOMON
   Manufacturer and marketer of
   sporting goods (Retailing)             22,330        2,713,621

METRO
   Department store operator
   (Retailing)                            44,400        2,778,355

PORSCHE
   Manufacturer of luxury sports cars
   (Automotive and Related)                1,401        2,498,760
                                                       ----------
                                                        7,990,736
                                                       ----------

GREECE   1.37%

HELLENIC TELECOMMUNICATION
   ORGANIZATION
   Provider of telecommunication
   services (Telecommunications)          78,544        1,786,868

NATIONAL BANK OF GREECE (GDRS)+

Provider of banking services
(Financial Services)                      25,800          728,850
                                                       ----------
                                                        2,515,718
                                                       ----------

HUNGARY  1.27%

MAGYAR TAVKOZLESI "MATAV" (ADRS)
   Provider of telecommunication
   services (Telecommunications)          47,700        1,281,936

MOL MAGYAR OLAJ-ES GAZIPARI
   (GDRS)+
   Oil and gas producer and
   distributor (Resources)                46,500        1,059,037
                                                       ----------
                                                        2,340,973
                                                       ----------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Growth Opportunities Fund


                                         SHARES          VALUE
                                       -----------     ---------


IRELAND  1.87%

ELAN (ADRS)*
   Developer, manufacturer,
   and marketer of pharmaceutical
   delivery systems (Drugs
   and Health Care)                       49,275      $ 3,452,330
                                                       ----------

ITALY  2.05%

AEROPORTI DI ROMA
   Manager, operator, and
   developer of airfields and
   terminals (Transportation)            217,890        1,364,308

MEDIOLANUM
   Life insurer; provider of
   a wide range of financial
   services (Financial Services)          97,000        2,417,593
                                                       ----------
                                                        3,781,901
                                                       ----------

JAPAN  5.58%

BELLSYSTEM 24
   Telemarketer (Business Goods
   and Services)                           7,000        1,347,947

DAITEC
   Developer of point-of-sale
   systems for Nippon Oil
   (Business Goods and Services)          24,300          432,418

DIAMOND COMPUTER SERVICE
   Provider of data processing
   and software development
   services (Computer and
   Technology Related)                    59,000          864,775

FUJITSU SUPPORT AND SERVICE
   Electronic and communication
   equipment dealer (Business
   Goods and Services)                     4,000          201,161

H.I.S.
   Travel agency specializing
   in overseas and package tours
   (Entertainment and Leisure)            69,000        1,304,965

KEYENCE
   Manufacturer of detection
   devices and measuring control
   equipment (Electronics)                12,400        1,245,063

NICHII GAKKAN
   Provider of hospital
   administrative services
   (Drugs and Health Care)                21,100          752,762


---------------------
See footnotes on page 32.


                                         SHARES          VALUE
                                       -----------    -----------

JAPAN (CONTINUED)

NTT MOBILE COMMUNICATION
   NETWORK "NTT DOCOMO"
   Provider of telecommunication
   services (Telecommunications)          34          $ 1,230,518

SECOM
   Security services pioneer
   (Support Services)                     25,000        1,859,016

SOFTBANK
   PC wholesaler (Computer
   and Technology Related)                14,600          637,593

SUNDRUG
   Operator of outlet drug stores
   (Retailing)                            31,200          407,685
                                                       ----------
                                                       10,283,903
                                                       ----------

MEXICO  0.73%

FOMENTO ECONOMICO MEXICANO
   "FEMSA" (ADRS)
   Beverage and packaging
   producer; retail store operator
   (Consumer Goods and Services)          33,500          873,094

GRUPO TELEVISA (GDRS)*
   Provider of television and other
   media services (Entertainment
   and Leisure)                           17,500          474,688
                                                       ----------
                                                        1,347,782
                                                       ----------

NETHERLANDS  4.31%

ASM LITHOGRAPHY HOLDING*
   Manufacturer of semiconductor
   production equipment
   (Electronics Capital Equipment)        74,000        1,879,642

EQUANT*
   Provider of data network services
   to multinational corporations
   (Business Goods and Services)          40,600        1,762,163

PHILIPS ELECTRONICS
   Consumer and industrial
   electronics (Electronics)              40,080        2,134,908

POLYGRAM
   Producer, marketer, and
   distributor of recorded music,
   film, television, and video
   programming (Entertainment
   and Leisure)                           36,840        2,173,562
                                                       ----------
                                                        7,950,275
                                                       ----------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Growth Opportunities Fund


                                         SHARES          VALUE
                                       -----------     ---------

NORWAY  1.76%

TOMRA SYSTEMS
   Provider of recycling systems
   used mainly for beverage
   containers and crates
   (Business Goods and Services)         115,000      $ 3,239,701
                                                       ----------

SOUTH KOREA  0.02%

SAMSUNG ELECTRONICS (GDRS)*
   Manufacturer of
   consumer electronics and
   semiconductors (Electronics)            1,704           35,656
                                                       ----------

SPAIN  7.98%

ACTIVIDADES DE CONSTRUCCION
   Y SERVICIOS
   Designer and builder of public
   works projects, residential homes,
   and other buildings
   (Construction and Property)            76,100        2,432,754

CENTROS COMERCIALES CONTINENTE
   Hypermarket chain selling
   groceries, kitchen appliances,
   auto accessories, and clothing
   (Retailing)                           114,000        3,405,163

SOCIEDAD GENERAL DE AGUAS
   DE BARCELONA
   Drinking water supplier; waste
   management (Consumer Goods
   and Services)                          53,930        2,880,409

SOCIEDAD GENERAL DE AGUAS
   DE BARCELONA* (RIGHTS)
   Drinking water supplier; waste
   management (Consumer Goods
   and Services)                          53,930           26,464

SUPERDIPLO*
   Operator of supermarkets,
   shopping clubs, boutiques,
   and outlets (Retailing)               105,980        2,747,295

TABACALERA (CLASS A)
   Manufacturer and marketer
   of tobacco products (Tobacco)         133,300        3,223,242
                                                       ----------
                                                       14,715,327
                                                       ----------

SWEDEN  3.35%

ASTRA (CLASS A)
   Developer, manufacturer, and
   marketer of pharmaceuticals
   (Drugs and Health Care)               129,415        2,100,327


---------------------
See footnotes on page 32.


                                         SHARES          VALUE
                                       -----------     ----------

SWEDEN (CONTINUED)

AUTOLIV (SDRS)
   Manufacturer and worldwide
   retailer of automobile airbags
   and other safety equipment
   (Automotive and Related)                8,400        $ 280,198

L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of telecom-
   munication equipment
   (Telecommunications)                  168,250        3,799,089
                                                       ----------
                                                        6,179,614
                                                       ----------

SWITZERLAND  0.96%

HELVETIA PATRIA HOLDING
   Provider of life, property, and
   casualty insurance (Financial
   Services)                               1,945        1,763,210
                                                       ----------

UNITED KINGDOM  10.35%

BODYCOTE INTERNATIONAL
   Diversified manufacturer and
   distributor (Industrial Goods
   and Services)                         148,000        2,136,223

CRT GROUP
   Provider of training and
   recruitment services; publisher
   of multimedia products
   (Support Services)                    350,000        1,004,518

GAMES WORKSHOP GROUP
   Manufacturer and retailer
   of specialty games (Retailing)        134,800        1,240,733

GRANADA GROUP
   Television group with additional
   leisure interests including hotels
   (Entertainment and Leisure)           128,800        1,960,398

HALMA
   Producer of fire detection and
   security equipment
   (Electronics)                         768,066        1,613,125

LADBROKE GROUP
   Leisure group with interests
   in hotels and gaming
   (Entertainment and Leisure)           375,000        1,369,655

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Growth Opportunities Fund


                                         SHARES          VALUE
                                       -----------    -----------


UNITED KINGDOM (CONTINUED)

PARITY
   Provider of software engineering
   and consulting services
   (Computer and
   Technology Related)                   225,000      $ 1,703,832

PIZZA EXPRESS
   Operator of restaurant
   chain (Restaurants)                   245,000        3,116,057

ROLLS ROYCE
   Aerospace; power generation,
   transmission; and distribution
   systems (Aerospace)                   313,500        1,164,706

SMITHKLINE BEECHAM
   Manufacturer and marketer of
   pharmaceutical products;
   provider of health care
   products and services
   (Drugs and Health Care)                50,000          616,266

THOMSON TRAVEL GROUP
   International vacation and
   leisure company
   (Entertainment and Leisure)           500,000        1,196,553

WPP GROUP
   Provider of worldwide
   marketing services, including
   advertising, public relations,
   and market research (Business
   Goods and Services)                   400,000        1,961,342
                                                       ----------
                                                       19,083,408
                                                       ----------

UNITED STATES  32.61%

AES*
   Electrical supplier
   (Electric and Gas Utilities)           27,900        1,142,156

AMERICAN INTERNATIONAL GROUP
   Commercial and industrial
   insurer; financial services
   (Financial Services)                   29,775        2,538,319

AMERICAN TELEPHONE &TELEGRAPH
   Provider of communication
   services and products
   (Telecommunications)                   44,800        2,788,800

BRISTOL-MYERS SQUIBB
   Developer and manufacturer of
   health and personal care
   products (Drugs and Health
   Care)                                  32,900        3,637,506


---------------------
See footnotes on page 32.


                                         SHARES          VALUE
                                       -----------    ----------

UNITED STATES (CONTINUED)

CARDINAL HEALTH
   Distributor of pharmaceutical
   products (Drugs and
   Health Care)                           32,500      $ 3,073,281

CITIGROUP
   Provider of investment
   services and life insurance
   (Financial Services)                   61,350        2,887,284

CONAGRA
   Developer and manufacturer
   of prepared foods and
   agricultural products (Consumer
   Goods and Services)                   103,700        3,156,369

DAYTON HUDSON
   General merchandise retailer,
   specializing in large stores
   (Retailing)                            49,100        2,080,613

DISNEY, WALT
   Theme parks and hotel operator;
   film production (Entertainment
   and Leisure)                           40,500        1,090,969

GENERAL DYNAMICS
   Manufacturer of defense
   products (Capital Goods)               19,500        1,154,156

GENERAL ELECTRIC
   Supplier of electrical equipment
   and other industrial and
   consumer products (Diversified)        36,700        3,211,250

INTERPUBLIC GROUP OF COMPANIES
   Global advertising through
   agencies in various countries
   (Business Goods and Services)          55,350        3,237,975

KROGER*
   Operator of supermarkets and
   convenience stores (Consumer
   Goods and Services)                    56,300        3,124,650

LILLY (ELI)
   Developer and manufacturer
   of pharmaceuticals (Drugs and
   Health Care)                           38,900        3,148,469

MBNA
   Issuer of credit cards; deposit,
   loan, and transaction processing
   (Financial Services)                  102,488        2,337,996

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Growth Opportunities Fund


                                         SHARES          VALUE
                                       -----------    -----------

UNITED STATES (CONTINUED)

MERCK
   Developer and manufacturer
   of pharmaceuticals (Drugs
   and Health Care)                       25,900      $ 3,502,975

MICROSOFT*
   Provider of computer
   software products (Computer
   and Technology Related)                33,100        3,505,497

MOTOROLA
   Provider of wireless
   communications and equipment
   (Electronics)                          13,900          722,800

PFIZER
   Ethical drugs; hospital products;
   and specialty chemicals
   (Drugs and Health Care)                19,200        2,060,400

PHILIP MORRIS
   Tobacco company (Tobacco)              66,100        3,379,363

PROCTER & GAMBLE
   Manufacturer and distributor
   of household and personal
   care products (Consumer
   Goods and Services)                    31,900        2,835,113

TYCO INTERNATIONAL Worldwide provider
   of fire protection devices, electronic
   security services, and underwater
   telecommunication systems
   (Diversified)                          40,800        2,527,050

XEROX
   Developer, manufacturer, and
   marketer of office automation
   products (Business Goods
   and Services)                          30,500        2,954,688
                                                       ----------
                                                       60,097,679
                                                       ----------

TOTAL COMMON STOCKS
   (Cost $121,960,029)                                170,215,581
                                                      -----------


                                        PRINCIPAL
                                         AMOUNT          VALUE
                                       -----------     ----------

CORPORATE BONDS  0.08%
   (Cost $136,121)

GERMANY  0.08%

METRO FINANCE
   0%, 9/7/2013
   (Financial Services)                  249,000**      $ 151,485
                                                       ----------
TOTAL INVESTMENTS  92.43%
  (Cost $122,096,150)                                 170,367,066
OTHER ASSETS
  LESS LIABILITIES  7.57%                              13,953,306
                                                       ----------
NET ASSETS  100.00%                                  $184,320,372
                                                     ============


--------------------------------
 * Non-income producing security.
** Principal amount reported in German deutschemarks.
 + Rule 144A security.
Descriptions of companies have not been audited by Deloitte &Touche LLP. See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Smaller Companies Fund

PERFORMANCE REVIEW

For the 12 months ended October 31, 1998, Seligman Henderson Global Smaller Companies Fund declined 5.82% based on net asset value of Class A shares. In the same period, the Fund's peer group, as measured by the Lipper Global Small Cap Funds Average, fell 10.59%, and the Salomon Smith Barney Extended Market Index World fell 4.49%.

The performance of world markets during the period under review was sharply divided -- while markets in the Far East were falling, Western markets were scaling new heights. July saw the peak in these markets, before concerns about the impact of Asian economic weakness began to gather pace. The growing sense of crisis swept emerging markets, leading to a devaluation of the Russian rouble, and fears that Brazil would be forced to devalue. Equity markets collapsed as concerns about a global financial meltdown spread. As investors became more risk averse, government bond markets rose to new highs. The rescue of a US hedge fund and the subsequent reduction in interest rates in the US marked the turning point for equities, as investors became more confident that the global financial crisis would be averted. The last two weeks of October saw markets rally strongly.


FUND OBJECTIVE

Seligman Henderson Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

                                    [PHOTO]


INTERNATIONAL TEAM: (FROM LEFT) ANDREW MCNALLY, WILLIAM GARNETT, HEATHER MANNERS, ANDREW STOCK, (SEATED) MIRANDA RICHARDS, IAIN C. CLARK (PORTFOLIO MANAGER)


PORTFOLIO STRATEGY
UNITED STATES

o For much of the period, smaller companies in the US were disappointing, lagging both their larger counterparts and smaller companies in other regions of the world. Smaller companies in the US peaked in April, then declined gradually until the summer, when they took a lurch downward. Their underperformance in the first phase came as investors concentrated on a few large-cap names and drove the index higher. The poor performance of small caps in the summer can be attributed to risk aversion, as investors fled to the safety of bonds or cash from the perceived risk of smaller companies. However, in October, smaller companies began to stage a recovery, rallying by almost 22%, as measured by the Salomon Smith Barney Extended Market Index World. Nevertheless, for the year as a whole, smaller companies fell almost 13%.

   EXPOSURE TO THE US ROSE MARGINALLY FROM THE BEGINNING OF THE YEAR. LOOKING FORWARD, WE WILL LIKELY INCREASE THE ALLOCATION TO THE US TO 50%. FOLLOWING THEIR CORRECTION, US SMALL CAPS ARE BEGINNING TO ATTRACT INVESTOR ATTENTION, AS THEY OFFER AN ATTRACTIVE COMBINATION OF GROWTH AT REASONABLE VALUATIONS.

UNITED KINGDOM

o In the UK, smaller companies fared poorly over the year to October, rising only 3.2%, compared to a rise of 16.3% in larger companies. These figures, however, ignore a strong outperforming period in the second quarter of 1998. Following this period, smaller companies fell in line with other markets.


                                    [PHOTO]

US TEAM: (FROM LEFT) TED HILLENMEYER, MIKE SULLIVAN, SONIA THOMAS
(ADMINISTRATIVE ASSISTANT), BRUCE SIRMAN, (SEATED) RICK RUVKUN, ARSEN MRAKOVCIC (PORTFOLIO MANAGER)

INVESTMENT REPORT
Seligman Henderson Global Smaller Companies Fund

   THE UK ECONOMY IS SLOWING AND INTEREST RATES REMAIN HIGH -- NOT AN IDEAL ENVIRONMENT FOR SMALLER COMPANIES. HOWEVER, THE FUND CONTINUES TO EMPHASIZE COMPANIES IN THE SERVICE SECTOR WHICH HAVE VISIBLE EARNINGS GROWTH AND PRICING POWER. THE ALLOCATION TO THE UK WAS OVERWEIGHT THROUGHOUT THE PERIOD, VARYING BETWEEN 19% AND 25%.

   THE ALLOCATION TO THE UK WILL LIKELY BE REDUCED OVER THE COMING MONTHS. WHILE THE OVERWEIGHT POSITION HAS BEEN POSITIVE FOR PERFORMANCE, CONCERN ABOUT THE ECONOMIC OUTLOOK AND THE SPEED OF INTEREST-RATE CUTS MAY LEAVE SMALLER UK-BASED COMPANIES ON THE SIDELINES FOR SOME TIME.

CONTINENTAL EUROPE

o Continental Europe was the best-performing region for smaller companies over the last 12 months. Total returns were 16.2% compared with 25.9% for larger companies. The stock markets of Italy and Spain offered the best returns at 48.35% and 35.2%, respectively. Overall, the strong growth in the European economy, lower interest rates, low valuations, and reasonable earnings growth rates offered many attractive investment opportunities.

   The portfolio has maintained a neutral to slightly overweight position in Continental Europe throughout the period, peaking at approximately 25% in November 1997 and ending the period at approximately 23%. Toward the end of the period, concern has grown about the future growth prospects for Europe. The Fund has been reducing exposure to more cyclical sectors of the market, but will maintain a neutral weighting for the next few months.

JAPAN

o For much of the year, the economic background in Japan continued to deteriorate. The market appeared to be in the grip of deflation, a banking crisis, and policy paralysis. The government announced fiscal stimulus packages which failed to meet investor expectations, and the market fell. Indeed, for the period as a whole, smaller companies fell 17.5%, compared to a fall of 15% for larger companies. A change in government during the summer did little to improve investor sentiment, and plans for a resolution of the banking crisis were met with skepticism among investors. Indeed, concern about the impact of Japan's problems on the rest of the world was a partial trigger for the collapse in world markets in the summer.

   THE FUND HAD BEEN SIGNIFICANTLY UNDERWEIGHTED IN JAPANESE SMALLER COMPANIES THROUGHOUT THE PERIOD. HOWEVER, THE ALLOCATION WAS INCREASED TOWARD THE END OF THE YEAR, AS TENTATIVE SIGNS OF SOME IMPROVEMENT IN THE JAPANESE SITUATION EMERGED. THE MOVE TO GRADUALLY INCREASE THE POSITION CLOSER TO THE FUND'S BENCHMARK WILL LIKELY CONTINUE OVER THE NEXT FEW MONTHS.

PACIFIC BASIN

o Given the economic background, it was not surprising that the Pacific Basin was the worst performer for the 12-month period ending on October 31, falling 27.6%. There was no respite to the worsening news in the region, although during the drop in global markets in August and particularly in September, the Pacific Basin performed relatively well. As US interest rates and the dollar fell, interest rates in the region also declined, providing a stimulus to equity markets.

   The Fund began the year with an underweighted position which remained in place throughout the period. Looking ahead, we are likely to increase the allocation. While the underperformance from smaller companies has been severe, there are tentative signs of improvements at the corporate level which may lead to selective opportunities in the region.

SUMMARY

The past year has seen a fundamental change in most equity markets. All-time highs were followed by sharp corrections, which were then followed by sharp rallies. As volatility increased, investors avoided the perceived risks of smaller companies. As a result, smaller companies, as measured by the Salomon Smith Barney Extended Market Index World, underperformed large companies by 20.2% for the year.

Clearly, continued volatility will not favor small caps. However, there are signs of renewed investor interest in US small caps which could spread to other regions. Certainly the growth and valuation combination of small caps looks more attractive than those for large caps in the US, Europe, and the UK, while there is plenty of scope for positive surprise in Asia.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Smaller Companies Fund

COUNTRY ALLOCATION
OCTOBER 31, 1998

                                                       SALOMON
                                                      BROTHERS
                                                        WORLD
                                            FUND      EM Index
                                            ------------------
CONTINENTAL EUROPE                          22.83%     19.70%
    Austria                                  0.72       0.13
    Belgium                                  0.30       0.58
    Denmark                                  2.44       0.37
    Finland                                    --       0.41
    France                                   5.90       3.36
    Germany                                  1.88       3.89
    Ireland                                  0.27       0.24
    Italy                                    0.68       1.95
    Netherlands                              3.36       2.69
    Norway                                   2.18       0.19
    Portugal                                   --       0.17
    Spain                                      --       1.36
    Sweden                                   2.15       1.20
    Switzerland                              2.95       3.16
JAPAN                                        5.79       8.52
PACIFIC                                      1.96       2.68
    Australia                                1.03       1.50
    Hong Kong                                0.42       0.90
    New Zealand                              0.10       0.09
    Singapore                                0.21       0.19
    Taiwan                                   0.15         --
    Thailand                                 0.05         --
UNITED KINGDOM                              18.06      10.61
UNITED STATES                               40.31      56.45
OTHER                                        1.48       2.04
    Bermuda                                  0.18         --
    Canada                                   1.30       2.04
OTHER ASSETS LESS LIABILITIES                9.57         --
                                         --------   --------
TOTAL                                      100.00%    100.00%
                                         --------   --------
                                         --------   --------


LARGEST INDUSTRIES
OCTOBER 31, 1998

[The table below represents a bar chart]

BUSINESS SERVICES            11.9%      $103,555,264
RETAILING                     7.1%      $ 61,628,676
CONSUMER GOODS AND SERVICES   6.8%      $ 59,249,735
DRUGS AND HEALTH CARE         6.5%      $ 56,154,196
CONSTRUCTION AND PROPERTY     6.4%      $ 55,436,874


REGIONAL ALLOCATION
OCTOBER 31, 1998

[The table below represents a pie chart]

United\rStates\r40.31%       40.31%
Continental\rEurope\r22.83%  22.83%
United\rKingdom\r18.06%      18.06%
Japan\r5.79%                  5.79%
Pacific\r1.96%                1.96%
Other\r1.48%                  1.48%
Other Assets\rLess
     Liabilities\r9.57%       9.57%


LARGEST PORTFOLIO HOLDINGS
October 31, 1998

SECURITY                                      VALUE
----------                               ---------------
CMG (Netherlands)                         $17,422,976
F.I. Group (UK)                            16,065,600
Ashtead Group (UK)                         13,085,933
Pizza Express (UK)                         12,718,600
PSSWorld Medical (US)                      11,174,250
Tandberg Television (Norway)               10,920,127
National Express Group (UK)                10,616,266
Modis Professional Services (US)           10,296,525
Tilbury Douglas (UK)                       10,041,000
Total Renal Care Holdings (US)              9,856,326

PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1998

                                                                                    AVERAGE ANNUAL
                                                            ------------------------------------------------------------------
                                                                                           CLASS A       CLASS B       CLASS D
                                                                                            SINCE         SINCE         SINCE
                                                 SIX            ONE          FIVE         INCEPTION     INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS          9/9/92       4/22/96        5/3/93
                                              ---------       ------        -------    ------------ ------------  ------------
CLASS A**
With Sales Charge                              (22.56)%       (10.30)%       10.41%        14.49%         n/a           n/a
Without Sales Charge                           (18.67)         (5.82)        11.49         15.41          n/a           n/a

CLASS B**
With CDSC+                                     (23.06)        (11.01)          n/a           n/a        (0.19)%         n/a
Without CDSC                                   (19.01)         (6.54)          n/a           n/a         0.91           n/a

CLASS D**
With 1% CDSC                                   (19.76)         (7.43)          n/a           n/a          n/a           n/a
Without CDSC                                   (18.95)         (6.53)        10.66           n/a          n/a         12.77%

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE***       (20.67)        (10.59)         5.97         10.70++      (0.58)0        8.8600

SALOMON SMITH BARNEY EM INDEX WORLD***         (14.80)         (4.49)         7.13         10.09+++      4.110         8.9400

NET ASSET VALUE

                 OCTOBER 31, 1998          APRIL 30, 1998             OCTOBER 31, 1997
                ------------------         ---------------           ------------------
CLASS A               $14.11                   $17.35                     $15.62
CLASS B                13.46                    16.62                      15.04
CLASS D                13.47                    16.62                      15.05

CAPITAL GAIN (LOSS) INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

PAID                   $0.627
REALIZED               (0.257)
UNREALIZED              0.559 000

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


------------------------
*    Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges.The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
+    The CDSC is 5% for periods of one year or less, and 3% since inception.
++   From September 10, 1992.
+++  From August 31, 1992.
0    From April 30, 1996.
00   From April 30, 1993.
000 Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

   This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions are invested in additional shares, since the commencement of investment operations on September 9, 1992, through October 31, 1998, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[The table below represents a line chart]

Date        Class A        Class A    Salomon Bros.    Lipper Global
          With Sales    Without Sales   World EM         Small Cap
             Load           Load          Index          Fds. Avg.

9/9/92       9520           10000          10000          10000
10/31/92     9533           10014          9787           10015
1/31/93      10528          11059          10523          10958
4/30/93      11343          11915          11655          11702
7/31/93      12225          12841          12252          12396
10/31/93     13334          14006          12822          13974
1/31/94      15150          15914          13511          15151
4/30/94      14895          15645          13346          14533
7/31/94      14263          14982          13383          14215
10/31/94     16037          16846          13609          15015
1/31/95      14757          15501          12860          13764
4/30/95      16461          17291          13807          14657
7/31/95      18567          19504          14831          16494
10/31/95     19260          20231          14546          16398
1/31/96      19922          20926          15482          17161
4/30/96      22540          23677          16879          18945
7/31/96      21930          23036          15879          18069
10/31/96     22526          23661          16710          18759
1/31/97      23205          24375          17258          19714
4/30/97      22049          23161          16662          18880
7/31/97      25016          26277          19110          21639
10/31/97     24391          25621          18942          20883
1/31/98      23981          25191          18782          20265
4/30/98      28247          29671          21234          23538
7/31/98      26928          28286          19759          21799
10/31/98     22972          24130          18091          18672

   There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

   As shown on page 36, the performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING THE SIX MONTHS ENDED OCTOBER 31, 1998

                                           SHARES
                                  -------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE      10/31/98
-----------                       -----------   -----------
ICON (ADRs) (UK)                    205,000      205,000
Kaba Holding
   (Switzerland)                     15,000       15,000
Nobel Biocare (Sweden)              513,484      513,484
Personnel Group
   of America (US)                  307,300      529,300
Premier Parks (US)                  286,300      365,700(1)
Primark (US)                        190,100      190,100
PSSWorld Medical (US)               349,600      507,200
Superior Services (US)              197,700      197,700
Tandberg Television
   (Norway)                       1,180,000    1,180,000
Vlasic Foods International
   (US)                             254,100      254,100

                                           SHARES
                                  -------------------------
                                                 HOLDINGS
ADDITIONS                          DECREASE      10/31/98
-----------                       -----------   -----------
Ceridian (US)                       107,100       79,800
COLT Telecom Group (UK)             800,000(2)        --
David Brown Group (UK)            1,831,232           --
FactSet Research
   Systems (US)                     271,000           --
Jacor Communications (US)           138,500        8,900
MAPICS(US)                          626,300           --
Montupet (France)                   156,347      159,354(3)
Otra (Netherlands)                  448,803           --
Scherer (R.P.)(US)                  122,300           --
Telinfo (Belgium)                    94,200       24,840

   Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-----------------------------
(1)  Includes 39,700 shares received as a result of a 2-for-1 stock split.

(2)  Includes 600,000 shares received as a result of a 4-for-1 stock split.

(3)  Includes shares received as a result of a 10-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
COMMON STOCKS  89.58%
AUSTRALIA  1.03%
BRL HARDY
   Owner and operator of
   vineyards; producer and
   distributor of wines (Consumer
   Goods and Services)                               259,000          $  857,251
COCHLEAR
   Developer and marketer of
   hearing aids (Medical
   Products and Technology)                          166,000             840,325
CSL
   Developer, manufacturer,
   and marketer of human and
   veterinary pharmaceutical and
   diagnostic products (Medical
   Products and Technology)                          183,500           1,335,041
FUTURIS
   Mini-conglomerate  with
   interests in automobile
   components,  building
   materials, and financial
   services (Automotive Parts
   Manufacturing)                                    804,822             824,283
NATIONAL FOODS
   Marketer of dairy products;
   fruit juice  processor;  producer
   of food packaging (Consumer
   Goods and Services)                               566,000           1,046,262
NATIONAL MUTUAL PROPERTY TRUST
   Operator of commercial office
   and industrial real estate
   properties (Construction
   and Property)                                     423,900             354,732
PASMINCO
   Explorer, producer, and
   developer of lead, zinc,
   and silver mines (Metals)                       1,320,000           1,079,885
STOCKLAND TRUST GROUP
   Real estate developer and
   marketer (Construction
   and Property)                                     437,300           1,009,628
TAB*
   Gaming company which
   markets wagers on horse
   racing and sporting events
   (Leisure and Hotels)                              510,000             971,410
HENRY WALKER GROUP
   Provider of civil engineering
   and mining services
   (Support Services)                                550,500             615,379
                                                                ----------------
                                                                       8,934,196
                                                                ----------------
AUSTRIA  0.72%
BAU HOLDINGS
   (VOTING PREFERENCE SHARES)
   Construction and civil
   engineering (Construction
   and Property)                                      94,250           4,187,449
BAU HOLDINGS
   Construction and civil
   engineering (Construction
   and Property)                                      37,894           2,100,428
                                                                ----------------
                                                                       6,287,877
                                                                ----------------
BELGIUM  0.30%
TELINFO
   Developer of
   telecommunication
   networks for businesses
   (Telecommunications)                               24,840           2,643,017
                                                                ----------------
BERMUDA  0.18%
DAIRY FARM INTERNATIONAL
   HOLDINGS
   International food retailer,
   manufacturer, and wholesaler
   (Retailing)                                       657,500             808,725
STIRLING COOKE BROWN HOLDINGS
   Provider of risk management
   services and products
   (Financial Services)                               44,200             792,837
                                                                ----------------
                                                                       1,601,562
                                                                ----------------
CANADA  1.30%
FINNING INTERNATIONAL
   Lessor of construction
   equipment (Construction and
   Property)                                         210,000           1,613,813


----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
CANADA (CONTINUED)
FIRSTSERVICE*
   Provider of property
   management and
   business services
   (Business Services)                               196,900         $ 2,288,962
PMC-SIERRA*
   Provider of high-speed
   networking circuits
   (Technology)                                       57,300           2,574,919
TELEGLOBE
   Owner and operator of a
   worldwide telecommunication
   network (Telecommunications)                      110,000           3,010,376
TROJAN TECHNOLOGIES*
   Worldwide environmental
   company which specializes
   in the disinfection of drinking
   water via ultraviolet light
   (Support Services)                                100,000           1,828,794
                                                                ----------------
                                                                      11,316,864
                                                                ----------------
DENMARK  2.44%
DANSKE TRAELASTKOMPAGNI
   Timber supply company
   (Construction and Property)                        87,130           6,646,494
NEUROSEARCH*
   Researcher and developer
   of disease remedies
   (Drugs and Health Care)                            15,000           1,084,642
SONDAGSAVISEN
Operator and distributor of
companies in the media
industry (Media)                                      30,500           1,502,606
SYDBANK
   Commercial financial services
   provider (Financial Services)                      98,784           4,442,800
THORKILD KRISTENSEN
   Property development
   (Construction and Property)                        84,796           7,546,526
                                                                ----------------
                                                                      21,223,068
                                                                ----------------
FINLAND
TAMRO (SERIES A)
   Pharmaceutical distributor for
   Scandinavia and the Baltics
   (Drugs and Health Care)                               230               1,234
                                                                ----------------
FRANCE  5.69%
COMPAGNIE FRANCAISE D'FTUDES
   ET DE CONSTRUCTION TECHNIP
   "TECHNIP"
   Engineering contractor
   (Construction and Property)                        49,000         $ 4,990,086
DU PAREIL AU MEME
   Manufacturer and
   distributor of clothing
   for children (Retailing)                           22,555           1,573,321
ECIA
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing)                                     51,048           9,707,217
ETAM DEVELOPPEMENT
   Retailer of women's clothing
   and intimate apparel (Retailing)                  109,663           5,534,542
L'EUROPENNE D'EXTINCTEURS++
   Manufacturer and distributor of
   fire extinguishers
   (Manufacturing)                                   132,225           6,887,712
GENSET (ADRS)*
   DNA technology firm seeking
   to identify and patent genes
   and regulatory regions related
   to specific diseases (Drugs and
   Health Care)                                      137,000           4,067,188
INTERNATIONAL METAL SERVICE
   Distributor and broker of
   specialized metal
   products (Metals)                                 100,570             942,617
MONTUPET
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing)                                    159,354           7,088,783
SYLEA
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing)                                     52,337           3,197,953
VIRBAC
   Manufacturer of veterinary
   drugs and products
   (Veterinary Products)                              83,053           5,540,360
                                                                ----------------
                                                                      49,529,779
                                                                ----------------


----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
GERMANY  1.24%
BERU
   Developer, manufacturer, and
   marketer of diesel engine
   systems and automotive products
   (Automotive Parts
   Manufacturing)                                     33,600             643,966
BIEN-HAUS
   Provider of residential and
   multi-family homes
   (Construction and Property)                         2,615             845,844
GERRY WEBER INTERNATIONAL
   Designer and manufacturer
   of women's apparel
   (Manufacturing)                                     4,281              98,354
HAWESKO HOLDING
   Provider of telecommunication
   services (Telecommunications)                      96,000           4,817,412
MOEBEL WALTHER
   Retailer of furniture and related
   products (Retailing)                              134,821           4,401,653
                                                                ----------------
                                                                      10,807,229
                                                                ----------------
HONG KONG  0.42%
BEIJING DATANG POWER
   GENERATION
   Generator and distributor
   of electric power
   (Electric Utilities)                            2,306,000             714,623
ESPRIT HOLDINGS
   Retail and wholesale distributor
   of high-quality fashion
   products (Retailing)                              873,000             324,085
JOHNSON ELECTRIC HOLDINGS
   Designer, manufacturer, and
   marketer of micromotors
   (Electronics)                                     222,000             515,979
KERRY PROPERTIES
   Investor and developer in
   the real estate industry
   (Construction and Property)                       205,000             126,396
LI & FUNG
   Export trader and wholesale
   distributor of consumer
   products (Consumer Goods
   and Services)                                     356,200             556,527
SHENZHEN EXPRESSWAY
   Developer and operator of
   highways (Transportation)                       3,512,000             793,595
SOUTH CHINA MORNING POST
   English language
   newspaper (Media)                                 300,000             160,759
  YANZHOU COAL MINING
  (SERIES H)*
   Mining company producing
   prime-quality, low-sulphur
   coal (Resources)                                2,134,000             418,837
                                                                ----------------
                                                                       3,610,801
                                                                ----------------
IRELAND  0.27%
ESAT TELECOM GROUP (ADRS)*
   Provider of telecommunication
   services (Telecommunications)                      77,700           2,379,563
                                                                ----------------
ITALY  0.68%
LA DORIA++
   Producer of foods, specializing
   in fruits, fruit juices, and canned
   tomatoes (Consumer Goods
   and Services)                                   1,686,091           5,922,433
                                                                ----------------
JAPAN  5.79%
AIYA
   Operator of restaurant chain
   (Restaurants)                                      84,600             756,364
ASAHI DIAMOND INDUSTRIES
   Manufacturer of diamond-tipped
   tools (Manufacturing)                             108,000             474,429
ASATSU
   Advertising agency (Advertising)                   77,500           1,439,072
BENESSE
   Provider of educational services
   (Business Services)                                41,400           1,904,062
ENPLAS
   Manufacturer of electronic
   components and engineering
   plastics (Electronics)                             53,000           1,038,814
FORVAL
   Producer of telephone systems
   (Telecommunications)                               40,000             230,389
FUJI FIRE AND MARINE INSURANCE
   Non-life insurance firm
   (Financial Services)                              344,000             656,505


----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
JAPAN  (CONTINUED)
FUJICCO
   Food manufacturer (Consumer
   Goods and Services)                                83,300         $ 1,314,038
FUJITSU BUSINESS SYSTEMS
   Distributor of computer
   equipment (Business Services)                     107,900           1,127,929
GLORY KOGYO
   Manufacturer and major exporter
   of currency-handling machines
   (Manufacturing)                                   108,000           1,309,091
  H.I.S.
   Travel agency specializing in
   overseas and package tours
   (Leisure and Hotels)                               56,000           1,059,102
HIGASHI NIHON HOUSE
   Home builder (Construction
   and Property)                                     206,000             655,233
HITACHI INFORMATION SYSTEMS
   Leading data processing firm
   (Computer Software)                                84,000             758,220
HITACHI MEDICAL
   Manufacturer of medical
   equipment (Medical Products
   and Technology)                                    76,800             725,581
HOGY MEDICAL
   Producer of disposable surgical
   gowns and medical supplies
   (Medical Products and
   Technology)                                        28,000             655,921
HORIBA INSTRUMENTS
   Manufacturer of instruments
   and analyzers (Electronics)                       147,000           1,353,424
IINO KAIUN KAISHA
   Shipping company
   (Transportation)                                  643,000           1,044,720
JAPAN INFORMATION PROCESSING SERVICE
   Computer software developer
   (Computer Software)                                86,100             680,954
JOSHIN DENKI
   Budget electrical appliance
   retailer (Retailing)                              124,000             261,165
KENTUCKY FRIED CHICKEN
   Fast food restaurants
   (Restaurants)                                     134,000           1,128,906
KISSEI PHARMACEUTICAL
   Manufacturer, seller, importer,
   and exporter of medical products
   (Drugs and Health Care)                            57,000             842,321
KOMATSU SEIREN
   Printer of long-staple fabrics
   (Manufacturing)                                   160,000             481,410
KOMORI
   Manufacturer of offset printing
   machines (Capital Goods)                          101,000           1,858,070
MASPRO DENKOH
   Manufacturer of reception-related
   telecommunication equipment
   (Telecommunications)                              108,600             774,881
MITSUBISHI CABLE INDUSTRIES
   Manufacturer of wire and cable
   products (Manufacturing)                          280,000             426,048
MITSUBISHI GAS CHEMICAL
   Chemical producer
   (Chemicals)                                       137,000            359, 209
  MITSUI HOME
   Home builder (Construction
   and Property)                                     325,000           1,570,170
NAMURA SHIPBUILDING
   Shipbuilder (Capital Goods)                       241,000             414,356
NICHICON
   Manufacturer of electrical
   equipment (Manufacturing)                          66,000             717,730
NIPPON BROADCASTING SYSTEM
   Vendor of time slots of radio
   broadcasting;  producer and
   marketer of radio programs
   (Media)                                            17,000             577,262
NIPPON SEIKI
   Manufacturer of automobile
   components (Automotive Parts
   Manufacturing)                                    126,000             834,043
NISHIO RENT ALL
   Rentor of construction equipment
   (Construction and Property)                       101,500             663,142
NISSHA PRINTING
   Integrated printing firm
   (Paper and Printing)                              125,000             730,711

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
JAPAN (CONTINUED)
NISSHIN FIRE & MARINE INSURANCE
   Non-life insurance company
   (Financial Services)                              288,000             740,271
NITTETSU MINING
   Open cast coal miner
   (Resources)                                       102,000             256,918
NOVA
   Provider of language instruction
   courses (Consumer Goods
   and Services)                                     132,000             397,163
OKINAWA ELECTRIC POWER
   Supplier of electricity to Okinawa
   Island (Electric Utilities)                        55,300             941,277
OLYMPUS OPTICAL
   Manufacturer of optoelectronic
   and other products (Electronics)                  186,000           1,918,762
OTSUKA KAGU
   Furniture retailer (Retailing)                     19,200           1,056,351
RYOYO ELECTRO
   Distributor of electronic goods
   (Electronics)                                     152,000           1,021,827
SAGAMI CHAIN
   Noodle restaurant chain
   (Restaurants)                                      94,000             832,323
SANKYO
   Manufacturer of pachinko game
   equipment (Manufacturing)                         117,100           2,003,258
  SANYO SPECIAL STEEL
   Steel manufacturer (Metals)                       681,000             538,594
SHIMACHU
   Furniture retailer (Retailing)                     61,600           1,043,215
SODICK
   Manufacturer of
   electrodischargers
   (Manufacturing)                                   273,000             528,046
SUNDRUG
   Operator of outlet drug stores
   (Retailing)                                        82,600           1,079,321
TAKASAGO INTERNATIONAL
   Specialty chemicals producer,
   including fragrances, flavorings,
   and aromatic chemicals
   (Chemicals)                                       146,000             739,256
TOKYO STYLE
   Manufacturer of women's
   ready-to-wear apparel
   (Manufacturing)                                    82,000             820,529
TOWA PHARMACEUTICAL
   Generic drug wholesaler
   (Drugs and Health Care)                           123,000             719,020
TOYO INK MANUFACTURING
   Ink manufacturer (Chemicals)                      224,000             456,377
TSUBAKI NAKASHIMA
   Manufacturer of ball bearings
   (Manufacturing)                                   290,900           1,517,957
TSUDAKOMA
   Manufacturer of air-jet looms
   (Manufacturing)                                   674,000           1,013,969
TSUTSUMI JEWELRY
   Manufacturer and retailer of
   jewelry (Retailing)                               107,200           1,336,256
XEBIO
   Retailer of outdoor clothing
   (Retailing)                                       110,400           2,021,509
YOKOHAMA REITO
   Cold storage, freezing, and
   loading services (Distribution)                   118,000             587,337
                                                                ----------------
                                                                      50,392,808
                                                                ----------------
NETHERLANDS  3.36%
ATHLON GROEP
   Automotive service supplier
   (Consumer Goods and Services)                      62,680           1,780,205
  BENCKISER (SERIES B)
   Producer and supplier of
   household cleaning
   products (Consumer
   Goods and Services)                                75,134           4,263,807
CMG
   Information technology
   consulting (Support Services)                     749,000          17,422,976
SAMAS GROEP
   Manufacturer of office
   furniture (Manufacturing)                         344,057           5,733,976
                                                                ----------------
                                                                      29,200,964
                                                                ----------------
NEW ZEALAND  0.10%
AUCKLAND INTERNATIONAL AIRPORT*
   Owner and operator of the
   Auckland International
   Airport (Transportation)                          395,000             409,978

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
NEW ZEALAND (CONTINUED)
SKY NETWORK TELEVISION*
   Operator of pay television
   (Media)                                           352,100          $  447,491
                                                                ----------------
                                                                         857,469
                                                                ----------------
NORWAY  2.18%
EKORNES
   Manufacturer of home
   furnishings (Manufacturing)                       855,577           7,859,585
MERKANTILDATA
   Distributor and supplier
   of information technology
   (Computer Software)                                18,200             183,291
TANDBERG  TELEVISION*
   Developer  of products  and
   systems  used for  television
   signals which transfer programs
   from channel sources to
   viewers (Media)                                 1,180,000          10,920,127
                                                                ----------------
                                                                      18,963,003
                                                                ----------------
SINGAPORE  0.21%
KEPPEL FELS
   Builder of offshore drilling
   rigs, production platforms,
   and related specialized vessels
   (Industrial Goods and Services)                   336,000             608,463
VENTURE MANUFACTURING
   Contract manufacturer for
   the electronics industry
   (Electronics)                                     205,000             681,860
  WANT WANT HOLDINGS
   Manufacturer of rice crackers
   (Consumer Goods and Services)                     462,360             550,209
                                                                ----------------
                                                                       1,840,532
                                                                ----------------
SWEDEN  2.15%
ANGPANNEFORENINGEN (SERIES B)
   Engineering consultancy
   (Business Services)                               130,481           1,992,076
BURE INVESTMENT AKTIEBOLAGET
   Investment company
   (Financial Services)                              448,995           5,962,022
SWEDEN (CONTINUED)
FINNVEDEN (SERIES B)
   Industrial conglomerate
   (Manufacturing)                                   133,246           2,282,166
MUNSKJO
   Producer of specialty paper
   (Paper and Printing)                              284,800           2,192,315
NOBEL BIOCARE
   Developer of titanium implants,
   hearing aids, and facial
   prostheses (Medical Products
   and Technology)                                   513,484           6,258,385
                                                                ----------------
                                                                      18,686,964
                                                                ----------------
SWITZERLAND  2.95%
BON APPETIT HOLDING++
   Food retailer (Retailing)                           7,996           4,420,197
BON APPETIT HOLDING (WARRANTS)
   Food retailer (Retailing)                           9,653               5,358
HERO
   Producer and exporter of
   food and beverages (Consumer
   Goods and Services)                                 7,340           4,644,194
KABA HOLDING
   Provider of electronic and
   mechanical security systems
   (Business Services)                                15,000           7,270,776
SELECTA GROUP
   Owner and operator of food
   and beverage vending machines
   (Consumer Goods and Services)                      42,178           9,301,446
                                                                ----------------
                                                                      25,641,971
                                                                ----------------
TAIWAN  0.15%
TAIWAN AMERICAN FUND*
   Closed-end fund investing
   in Taiwan (Miscellaneous)                          86,600           1,337,970
                                                                ----------------
THAILAND  0.05%
HANA MICROELECTRONICS
   Circuit board manufacturer
   (Electronics)                                     171,500             458,668
                                                                ----------------
UNITED KINGDOM  18.06%
AEA TECHNOLOGY
   Provider of engineering and
   research and development
   services (Industrial Goods
   and Services)                                     300,000           3,664,965

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED KINGDOM (CONTINUED)
ALLIED LEISURE
   Bowling alley operator
   (Leisure and Hotels)                            4,625,000         $ 1,934,984
ASHTEAD GROUP
   Rentor of equipment for
   the construction industry
   (Construction and Property)                     4,010,000          13,085,933
BTG
   Technology transfer company
   assisting in the commercialization
   of technological innovations
   (Technology)                                      328,000           1,825,119
CAPITAL RADIO
   Commercial radio station
   (Media)                                           680,200           5,691,574
CHIROSCIENCE GROUP
   Pharmaceutical company
   specializing in pharmaceuticals
   for cancer, pain, and
   inflammatory disorders
   (Drugs and Health Care)                           255,000           1,194,879
CLINTON CARDS
   Retailer of greeting cards
   (Retailing)                                     3,107,527           7,098,609
COBHAM
   High-integrity engineering
   (Manufacturing)                                   600,000           7,470,504
DAWSON GROUP
   Rentor of commercial vehicles
   (Transportation)                                1,324,600           4,322,600
DIAGONAL
   Provider of information
   technology services
   (Business Services)                               105,000           1,546,314
DRUCK HOLDINGS
   Worldwide engineering group
   (Industrial Goods and Services)                   421,200           1,973,659
ELECTRONICS BOUTIQUE
Electronic games retailer
(Retailing)                                        6,240,000           8,562,965
F.I. GROUP
   Designer and builder of
   software applications
   (Computer Software)                             4,000,000          16,065,600
FITNESS FIRST*
   Owner and operator
   of health and
   fitness facilities
   (Drugs and Health Care)                           172,083          $  691,154
GAMES WORKSHOP GROUP
   Manufacturer and retailer
   of specialty games (Retailing)                    350,000           3,221,488
GWR GROUP
   Local commercial radio
   station operator (Media)                        1,733,700           5,556,079
HOLMES PLACE
   Owner and operator of health
   clubs (Leisure and Hotels)                        550,000           1,376,035
IBC GROUP
   Business information
   and education group
   (Business Services)                             1,695,000           9,460,003
ICON (ADRS)*
   Provider of clinical research
   and development services to
   the pharmaceutical and
   biotechnology industries
   (Business Services)                               205,000           5,752,813
NATIONAL EXPRESS GROUP
   Long distance coach services
   operating in the UK and
   Europe (Transportation)                           625,000          10,616,266
PARITY
   Provider of software engineering
   and consulting services
   (Computer Software)                             1,105,000           8,367,709
PEPTIDE THERAPEUTICS
   Biopharmaceuticals
   development company
   (Drugs and Health Care)                           150,000             200,820
PIZZA EXPRESS
   Operator of restaurant chain
   (Restaurants)                                   1,000,000          12,718,600
SHIRE PHARMACEUTICALS*
   Biotechnology company
   specializing in metabolic bone
   and Alzheimer's diseases
   (Drugs and Health Care)                           362,500           2,581,269
TILBURY DOUGLAS
   Building contractor
   (Construction and Property)                     2,500,000          10,041,000

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED KINGDOM (CONTINUED)
TOROTRAK*
   Designer and developer of
   automobile transmission
   systems (Automotive Parts
   Manufacturing)                                    328,000             557,142
TRIFAST
   Manufacturer and distributor
   of fasteners for the
   electronics industry
   (Electrical Distribution)                         463,800           3,997,272
  TRINITY INTERNATIONAL HOLDINGS
   Publisher of regional
   newspapers in the UK, US,
   and Canada (Media)                                935,100           7,034,180
VANGUARD MEDICA GROUP
   Emerging biopharmaceutical
   company planning to develop
   and commercialize new drugs
   (Drugs and Health Care)                           184,543             599,135
VANGUARD MEDICA GROUP
   (WARRANTS)*
   Emerging biopharmaceutical
   company planning to develop
   and commercialize new drugs
   (Drugs and Health Care)                            26,362               1,324
                                                                ----------------
                                                                     157,209,994
                                                                ----------------
UNITED STATES  40.31%
ACXIOM*
   Provider of data processing
   services (Computer Software)                      186,300           4,692,431
AFFILIATED  COMPUTER  SERVICES
(CLASS A)*
   Provider of  information
   technology services and
   electronic funds transfer
   processing (Business Services)                    150,500           5,568,500
ALLIED WASTE INDUSTRIES
   Provider of integrated waste
   disposal services (Industrial
   Goods and Services)                               282,600           6,084,731
AMERICAN CAPITAL STRATEGIES
   Provider of commercial
   financing (Financial Services)                     97,200           1,281,825
AMERICAN HOMEPATIENT*
   Provider of home health
   care services (Drugs and
   Health Care)                                       76,100          $  197,384
AMERICAN HOMESTAR*
   Retailer and producer of
   manufactured homes
   (Manufacturing)                                   295,700           4,805,125
AMERICAN MANAGEMENT SYSTEMS*
   Provider of information
   technology consulting services
   (Business Services)                                50,000           1,540,625
ANALOG DEVICES*
   International manufacturer
   and marketer of linear and
   digital integrated circuits
   (Semiconductors)                                  100,700           2,001,413
ANTEC*
   Developer and supplier of fiber
   optic transmission, construction,
   and maintenance equipment
   for the cable television industry
   (Telecommunications)                              205,900           3,403,784
AURORA FOODS*
   Producer and marketer of
   brand name food products
   (Consumer Goods and Services)                     113,000           1,977,500
AVANT!*
   Developer and marketer
   of software products that
   assist design engineers
   (Computer Software)                               205,300           3,496,516
  AVX
   Manufacturer and supplier of
   passive electronic components
   and related products
   (Electronics)                                     291,600           5,175,900
BA MERCHANT SERVICES (CLASS A)*
   Provider of payment processing
   services (Business Services)                      188,200           3,058,250
BACOU USA*
   Designer and manufacturer of
   personal protective gear
   (Industrial Goods and Services)                   205,000           3,574,687

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED STATES (CONTINUED)
BARNES AND NOBLE*
   Owner and operator of retail
   book stores and superstores
   (Retailing)                                       132,300        $  4,316,288
BARR LABORATORIES*
   Developer, manufacturer, and
   marketer of generic prescription
   drugs (Drugs and Health Care)                     115,300           3,941,819
BISYS GROUP*
   Provider of data processing
   services for banks (Business
   Services)                                         105,700           4,637,588
BUDGET GROUP*
   Owner and operator of
   Budget Rent-a-Car franchises
   (Consumer Goods and Services)                      65,200           1,169,525
BURR-BROWN*
   Manufacturer of microelectric
   data devices for business
   end-users (Technology)                            285,600           5,310,375
CABOT OIL & GAS (CLASS A)
   Explorer, developer, and producer
   of oil and gas (Energy)                           114,200           1,941,400
CALENERGY*
   Developer of geothermal energy
   power (Electric Utilities)                        203,300           5,565,338
CALPINE*
   Developer of power generation
   facilities (Electric Utilities)                   397,900           8,853,275
CARRIAGE SERVICES*
   Provider of funeral services
   and products (Consumer Goods
   and Services)                                     148,600           3,473,525
CASELLA WASTE SYSTEMS*
   Provider of non-hazardous solid
   waste collection, disposal,
   and recycling services
   (Capital Goods)                                   140,400           4,115,475
CCA PRISON REALTY TRUST
   Real estate investment trust
   investing in prisons
   (Financial Services)                              196,800           4,624,800
CERIDIAN*
   Provider of data processing
   services (Business Services)                       79,800           4,578,525
COGNEX*
Manufacturer of machine vision
systems (Electronics)                                254,300         $ 3,949,597
COMPDENT*
   Provider of managed-care
   dental services (Medical
   Products and Technology)                          281,800           3,399,213
COPART*
   Auctioneer of damaged
   vehicles for insurance
   companies (Retailing)                             129,200           2,907,000
CORPORATE EXPRESS*
   Supplier of office products
   (Retailing)                                       518,900           6,048,428
COX RADIO (CLASS A)*
   Operator of radio stations
   (Media)                                           196,800           7,367,700
CRUSADER HOLDING*
   Provider of community
   banking services, including
   residential mortgages and
   commercial leases (Financial
   Services)                                          35,910             426,431
DUANE READE*
   Retail drugstore chain
   (Retailing)                                       106,400           4,109,700
EDUTREK INTERNATIONAL*
   Operator of post-secondary
   educational colleges in three
   countries (Technology)                            187,700           1,378,422
FUSION SYSTEMS (RIGHTS)*
   Supplier of ultraviolet curing
   systems, photostabilizers, and
   single-wafer ashers used in
   semiconductor device
   manufacturing (Capital Goods)                      70,000               1,094
GENERAL CABLE
   Designer, developer, manufacturer,
   marketer, and distributor of wire
   and cable products for the
   communications and
   electrical markets
   (Manufacturing)                                    78,000           1,540,500
GENERAL SEMICONDUCTORS*
   Designer and manufacturer
   of power semiconductors
   (Technology)                                      191,200           1,517,650

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED STATES (CONTINUED)
GLENAYRE TECHNOLOGIES*
   Manufacturer of paging
   infrastructure equipment
   (Telecommunications)                              338,300        $  2,040,372
HA-LO INDUSTRIES*
   Distributor of specialty
   advertising products
   (Advertising)                                     208,300           5,884,475
HANGER ORTHOPEDIC GROUP*
   Provider of orthopedic and
   prosthetic rehabilitation services
   (Medical Products
   and Technology)                                   261,600           5,166,600
HEARST-ARGYLE TELEVISION (CLASS A)*
   Television broadcaster
   (Media)                                            42,000           1,165,500
HENRY SCHEIN*
   International marketer of health
   care products and services
   to medical providers (Medical
   Products and Technology)                           91,800           3,551,513
HMT TECHNOLOGY*
   Supplier of high-performance
   thin-film disks for high-end,
   high-capacity, hard disk drives
   (Technology)                                      180,200           1,548,594
INDUS INTERNATIONAL*
   Worldwide developer and
   marketer of management
   software and implementation
   services (Business Services)                      199,700           1,073,388
INSIGNIA/ESG HOLDINGS*
   Provider of real estate services
   (Financial Services)                              143,799           1,833,437
INSO*
   Marketer and developer of
   textual information software
   (Computer Software)                               111,900           2,115,609
INTEGRATED  ELECTRICAL   SERVICES*
   Provider  of  electrical   contracting
   and  maintenance services to
   the commercial, industrial,
   and residential markets
   (Electronics)                                     111,400           1,886,838
IVEX PACKAGING*
   Manufacturer of specialty
   packages (Consumer Goods
   and Services)                                     151,700           2,683,194
JACOR COMMUNICATIONS*
   Radio broadcaster (Media)                           8,900             490,056
JOURNAL REGISTER*
   Newspaper publisher (Media)                       341,000           5,477,313
KEYSTONE AUTOMOTIVE INDUSTRIES*
   Distributor of aftermarket
   collision replacement parts for
   automobiles and light trucks
   (Distribution)                                    139,600           2,600,050
LANDCARE USA*
   Provider of landscape and tree
   services in the commercial and
   institutional markets (Business
   Services)                                         251,900           2,015,200
MARCAM SOLUTIONS*
   Supplier of business planning
   applications and services
   (Computer Software)                               133,600             918,500
MARKET FACTS*
   Compiler of information for
   the optimization of the
   marketing decision process
   (Business Services)                               109,900           2,644,469
MCDERMOTT  INTERNATIONAL
   Manufacturer  of steam-
   generating and  environmental
   equipment and products;
   provider of engineering
   and construction services
   (Industrial Goods and Services)                   121,800           3,570,263
MEMBERWORKS*
   Provider of membership service
   programs for various industries
   (Consumer Goods
   and Services)                                     135,400           3,122,663
METAMOR WORLDWIDE*
   International provider of
   information technology
   and staffing services
   (Business Services)                               100,000           2,584,375

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED STATES (CONTINUED)
MICROCHIP TECHNOLOGY*
   Supplier of microcontrollers
   and related specialty
   memory products (Technology)                      190,100         $ 5,156,463
MICROGRAFX*
Developer and marketer of
graphics applications
and software (Business Services)                      30,900             281,962
MMI COMPANIES
   International health care risk
   management company
   (Financial Services)                              125,400           2,014,237
MODIS PROFESSIONAL SERVICES*
   Provider of temporary
   personnel services
   (Business Services)                               584,200          10,296,525
NATIONAL INSTRUMENTS*
   Provider of instrumentation
   hardware and software products
   for the engineering and
   scientific industries (Technology)                 55,800           1,529,269
NEW AMERICAN HEALTHCARE*
   Operator of acute-care hospitals
   (Drugs and Health Care)                            96,000           1,020,000
NOVA*
   Producer and marketer of
   petrochemicals and plastics;
   natural gas pipeline operator
   (Business Services)                               172,672           4,985,904
OAK INDUSTRIES*
   Manufacturer of cable television
   connectors and fiber optic
   components (Electronics)                           29,000             784,812
OM GROUP
   Producer of specialty chemicals
   (Chemicals)                                       183,900           5,999,737
OMNICARE
   Provider of pharmaceutical
   services to long-term care
   institutions (Drugs and
   Health Care)                                       95,700           3,307,631
PERSONNEL GROUP OF AMERICA*
   Provider of personnel
   staffing services
   (Business Services)                               529,300           8,204,150
PETERSEN COMPANIES (CLASS A)*
   Special-interest magazine
   publisher (Media)                                 159,700         $ 4,242,031
PHARMACEUTICAL PRODUCT
   DEVELOPMENT*
   Provider of consulting services in
   the discovery, environmental, and
   life sciences (Medical Products
   and Technology)                                    74,300           2,015,387
PHYSICIANS' SPECIALTY*
   Provider of practice management
   services to physicians
   (Drugs and Health Care)                           200,000           1,450,000
PIER 1 IMPORTS
   Retailer specializing in
   decorative home furnishings,
   gifts, and related items
   (Retailing)                                       162,000           1,498,500
PRE-PAID LEGAL SERVICES*
   Underwriter and marketer
   of legal service plans
   (Business Services)                               122,300           2,927,556
PREMIER PARKS*
   Owner and operator of
   regional theme parks
   (Leisure and Hotels)                              365,700           8,113,969
PRIMARK*
Provider of information
through software and
databases (Consumer Goods
and Services)                                        190,100           5,132,700
PROFESSIONAL DETAILING*
   Provider of consulting services
   to the pharmaceutical industry
   (Business Services)                               159,200           3,781,000
PROVANT*
   Provider of training and
   development services
   (Business Services)                               161,200           1,884,025
PROVINCE HEALTHCARE*
   Provider of health care services
   in non-urban markets (Drugs
   and Health Care)                                  187,900           4,914,759

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED STATES (CONTINUED)
PSS WORLD MEDICAL*
   Distributor of medical
   supplies, equipment, and
   pharmaceuticals (Drugs
   and Health Care)                                  507,200        $ 11,174,250
QUORUM HEALTH GROUP*
   Owner and operator of
   acute-care hospitals
   (Drugs and Health Care)                            77,000           1,114,094
RENAL CARE GROUP*
   Provider of dialysis services
   (Medical Products
   and Technology)                                    16,400             477,137
RENEX*
   Provider of dialysis and
   ancillary services (Drugs and
   Health Care)                                      189,300             845,934
SANMINA*
   Provider of services for
   equipment manufacturers
   in the electronic industry
   (Industrial Goods
   and Services)                                     121,800           5,009,025
SANTA FE ENERGY RESOURCES*
   Explorer, producer, and
   developer of oil and gas
   (Resources)                                       289,800           2,354,625
SCHEIN PHARMACEUTICAL*
   Developer, manufacturer, and
   vendor of generic
   pharmaceuticals (Drugs and
   Health Care)                                       72,400             769,250
SINCLAIR BROADCAST GROUP (CLASS A)*
   Diversified  broadcasting
   company that owns
   and services television and
   radio stations (Media)                            132,000           1,707,750
SOLA INTERNATIONAL*
   Designer and manufacturer
   of optical supplies (Consumer
   Goods and Services)                                41,000             786,687
STEINWAY MUSICAL INSTRUMENTS*
   Manufacturer of musical
   equipment (Consumer
   Goods and Services)                                90,600           1,998,862
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechanical design
   software (Computer Software)                      138,200         $ 2,003,900
SUNGARD DATA SYSTEMS*
   Provider of computer disaster
   recovery  services,  as well as
   health care information and
   investment support systems
   (Computer Software)                                62,300           2,102,625
  SUPERIOR SERVICES*
   Provider of solid waste collection,
   disposal, and recycling
   services (Business Services)                      197,700           4,126,987
TOTAL RENAL CARE HOLDINGS*
   Provider of dialysis services
   (Drugs and Health Care)                           402,299           9,856,326
TRANSACTION SYSTEMS ARCHITECTS*
   Producer of software products
   for the global electronic funds
   transfer market (Technology)                      125,100           4,515,328
TRIANGLE PHARMACEUTICALS*
   Developer of new drugs,
   primarily in the antiviral area
   (Drugs and Health Care)                           127,500           1,490,156
UCAR INTERNATIONAL*
   Manufacturer of graphite
   and carbon electrodes
   (Capital Goods)                                   278,600           5,014,800
UNIGRAPHICS SOLUTIONS (Class A)*
   International provider of services
   used for virtual product develop-
   ment (Business Services)                          192,300           1,634,550
UNIVERSAL HEALTH SERVICES*
   Owner and operator of health
   care institutions (Drugs
   and Health Care)                                   79,700           4,089,606
U.S. FOODSERVICE*
   Distributor of food and
   related products (Business
   Services)                                         134,500           6,388,750
VALLEY NATIONAL GASES*
   Packager and distributor of
   gases (Chemicals)                                 282,300           1,940,812

----------------
See footnotes on page 50.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Smaller Companies Fund

                                                    SHARES              VALUE
                                                   -------             -------
UNITED STATES (CONTINUED)
VLASIC FOODS INTERNATIONAL*
   Manufacturer and marketer
   of branded convenience
   food products (Consumer
   Goods and Services)                               254,100        $  4,748,494
WATERS*
   Manufacturer of liquid
   chromatography instruments
   (Medical Products
   and Technology)                                    29,500           2,168,250
WATSON PHARMACEUTICALS*
   Manufacturer of off-patent
   medications (Medical Products
   and Technology)                                    73,900           4,110,688
WILMAR INDUSTRIES*
   Marketer and distributor of
   repair and maintenance
   products to the apartment
   housing market (Consumer
   Goods and Services)                               145,000           3,516,250
XILINX*
   Supplier of field-programmable
   gate arrays (Technology)                           48,500           2,165,828
YOUTH SERVICES*
   Operator of residential and
   community-based programs
   for at-risk youths
   (Support Services)                                214,200             833,372
                                                             -------------------
                                                                     350,889,701
                                                             -------------------
TOTAL COMMON STOCKS
  (Cost $742,359,162)                                                779,737,667
                                                             -------------------
PREFERRED STOCKS  0.64%
  (Cost $7,883,115)
GERMANY 0.64%
GERRY WEBER INTERNATIONAL
   Designer and manufacturer
   of ladies' apparel
   (Manufacturing)                               275,472shs.         $ 5,579,390
                                                               -----------------
CONVERTIBLE BONDS  0.21%
  (Cost $1,698,581)
FRANCE 0.21%
L'EUROPENNE D'EXTINCTEURS
   41/4%, 1/1/2005
   (Manufacturing)                                $2,190,800          1,796,709
                                                               -----------------
SHORT-TERM HOLDINGS  1.15%
  (Cost $10,000,000)                                                  10,000,000
                                                               -----------------
TOTAL INVESTMENTS  91.58%
  (Cost $761,940,858)                                                797,113,766
OTHER ASSETS
  LESS LIABILITIES  8.42%                                             73,264,088
                                                                ----------------
NET ASSETS  100.00%                                                 $870,377,854
----------------
  *Non-income producing security.
 ++Affiliated  issuers  (a  Series'  holdings  representing  5% or  more  of the outstanding voting securities).
Descriptions of companies have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Henderson Global Technology Fund


PERFORMANCE REVIEW
Seligman Henderson Global Technology Fund posted a return of -0.79% based on the net asset value of Class A shares for the year ended October 31, 1998. This compares to the 5.31% and 11.10% total returns of its peers, as measured by the Lipper Global Funds Average and the Lipper Science and Technology Funds Average, respectively. The Morgan Stanley Capital International World Index posted a total return of 15.69% for the same period.

The caution that we expressed in our report of April 30, 1998, proved appropriate, although our forecast did not extend to anticipating the scale of the collapse in technology share prices from August through October. Without the sharp rebound that we enjoyed over the last three weeks of October, we would have been obliged to report on one of the most disappointing half years since the Fund's launch.


US technology shares fared least poorly over the period although, at one stage, the Pacific Stock Exchange Technology Index had fallen more than 25% from its late July high. Smaller companies in the sector declined throughout the summer, and by early October, had fallen more than 40% from their April peak. In contrast, European technology shares proved resilient for most of the period before collapsing in September. Meanwhile, Asian technology companies continued their long period of underperformance.

FUND OBJECTIVE
Seligman Henderson Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.


                                    [PHOTO]


INTERNATIONAL TEAM: (FROM LEFT) EMMA PARKINSON, TIM WOOLLEY, DAVID MAGLIOCCO, BRIAN ASHFORD-RUSSELL (PORTFOLIO MANAGER)






PORTFOLIO STRATEGY
    WE RAISED SUBSTANTIAL LIQUIDITY DURING THE SUMMER, TAKING PROFITS IN A BROAD RANGE OF EUROPEAN STOCKS. A SIGNIFICANT PROPORTION OF THAT LIQUIDITY WAS LATER REINVESTED IN THE US, ESPECIALLY JUST AFTER THE END OF THE FUND'S OCTOBER FISCAL YEAR.


    WE BELIEVE THAT THE EARLY OCTOBER LOW FOR THE SECTOR HAD ALL THE CHARACTERISTICS OF A MAJOR BOTTOM -- ONE WHICH SEEMs LIKELY, AT LEAST IN THE SHORT TERM, TO BE MARKED BY AN END TO THE EXTRAORDINARY UNDERPERFORMANCE OF SMALL-CAP US TECHNOLOGY SHARES. WE THEREFORE ADDED TO OUR POSITIONS IN A NUMBER OF SMALL- AND MID-CAP COMPANIES SUCH AS Amkor Technology, DII Group, AND Ziff-Davis. WE HAVE ALSO ADDED TO OUR CYCLICAL TECHNOLOGY WEIGHTING IN THE US. THIS REFLECTS OUR BELIEF THAT CONDITIONS IN THE SEMICONDUCTOR MARKET ARE NO LONGER DETERIORATING, AND THAT A HEALTHY PC MARKET SHOULD ALLOW A BETTER BALANCE BETWEEN COMPONENT SUPPLY AND DEMAND.


                                     [PHOTO]


US TEAM: (FROM LEFT) PAUL KRIEGER, PATRICK RENDA, LAWRENCE ROSSO,STORM BOSWICK, (SEATED) PAUL WICK (PORTFOLIO MANAGER); (NOT PICTURED) KEI YAMAMOTO

    THE IMPROVEMENT IN THESE AREAS SHOULD ALSO PROVIDE THE CONDITIONS NECESSARY FOR BETTER RELATIVE PERFORMANCE FROM ASIAN TECHNOLOGY SHARES. CONSEQUENTLY, WE HAVE NOT REDUCED OUR ASIAN WEIGHTING TO FINANCE OUR INCREASED US EXPOSURE, BUT HAVE INSTEAD CUT BACK ON OUR EUROPEAN POSITIONS. IN SO DOING WE HAVE TAKEN PROFITS IN SOME OF OUR MOST SUCCESSFUL HOLDINGS SUCH AS COLT Telecom Group, Vodafone, CMG, AND Logica.

SUMMARY
The recent spectacular rise in both markets and technology shares has taken us back into more neutral territory. However, we expect that the sector will enjoy another upward leg over the next several months, even if a pause occurs in the very short term. Confidence is slowly rebuilding; demand in the PC and networking markets remains robust, and at the margin, is improving in the components, communications, and wireless areas. Year 2000 issues may have the effect of concentrating corporate information technology (IT) demand into the first half of next year, thereby encouraging investors to chase (what may prove to be unsustainable) earnings momentum in the sector. European demand is proving resilient in the face of the global economic slowdown, a reflection of the far lower rates of IT penetration in Europe as compared to the US. Asian demand, although depressed, should be improving by the second half of 1999. Consequently, we anticipate further strength in the technology sector and do not expect any significant setbacks in early 1999, and if setbacks should occur then, they will be from considerably higher levels than at the end of October 1998.

Performance and Portfolio Overview
Seligman Henderson Global Technology Fund

COUNTRY ALLOCATION
OCTOBER 31, 1998
                                                      MSCI
                                                      WoRLD
                                           fund       INDEX
                                          -------    -------
CONTINENTAL EUROPE                        14.54%     23.99%
    Austria                                    --       0.16
    Belgium                                    --       0.89
    Denmark                                    --       0.45
    Finland                                  1.09       0.55
    France                                   3.85       4.49
    Germany                                  1.56       4.96
    Ireland                                    --       0.22
    Italy                                    1.10       2.28
    Luxembourg                               1.18         --
    Netherlands                              1.86       2.57
    Norway                                     --       0.23
    Portugal                                   --       0.35
    Spain                                      --       1.60
    Sweden                                   2.39       1.31
    Switzerland                              1.51       3.93
JAPAN                                        4.56      10.22
PACIFIC                                      5.66       2.82
    Australia                                1.16       1.29
    Hong Kong                                  --       1.12
    New Zealand                                --       0.09
    Singapore                                2.44       0.32
    South Korea                              0.14         --
    Taiwan                                   1.92         --
UNITED KINGDOM                              10.87      10.43
UNITED STATES                               52.46      50.61
OTHER                                        5.86       1.93
    Canada                                   0.30       1.93
    Israel                                   5.56         --
OTHER ASSETS LESS LIABILITIES                6.05         --
                                         --------   --------
TOTAL                                      100.00%   100.00%
                                         ========   =======




LARGEST INDUSTRIES
October 31, 1998




COMPUTER SOFTWARE                   22.5%    $161,513,880
COMPUTER HARDWARE/PERIPHERALS       12.9%    $ 92,587,856
COMPUTER AND BUSINESS SERVICES       9.7%    $ 69,739,884
SEMI-CONDUCTORS                      8.8%    $ 63,305,565
ELECTRONICS                          8.0%    $ 58,683,716



REGIONAL ALLOCATION
OCTOBER 31, 1998




United States         52.46%     52.46%
Continental Europe    14.54%     14.54%
United Kingdom        10.87%     10.87%
Other                  5.86%      5.86%
Pacific                5.66%      5.66%
Japan                  4.56%      4.56%
Other Assets Less
Liabilities            6.05%      6.05%




LARGEST PORTFOLIO HOLDINGS
October 31, 1998

SECURITY                                     VALUE
----------                               ---------------
EMC (US)                                  $32,187,500
Synopsys (US)                              17,610,937
Lexmark International Group
   (Class A) (US)                          17,484,375
Maxim Integrated Products (US)             17,293,281
Network Associates (US)                    17,046,993
ECI Telecommunications (Israel)            16,625,000
Microsoft (US)                             15,885,938
The Learning Company (US)                  15,487,500
Electronic Arts (US)                       14,350,000
VeecoInstruments (US)                      11,912,500

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 1998



                                                                          AVERAGE ANNUAL
                                                              -------------------------------------
                                                                                           CLASS B
                                                                             SINCE          SINCE
                                                SIX             ONE        INCEPTION      INCEPTION
                                               MONTHS*         YEAR         5/23/94        4/22/96
                                             ----------       -------    ------------  ------------
CLASS A**
With Sales Charge                              (18.24)%        (5.53)%       18.93%          n/a
Without Sales Charge                           (14.16)         (0.79)        20.25           n/a
CLASS B**
With CDSC+                                     (18.72)         (5.62)          n/a          8.69%
Without CDSC                                   (14.54)         (1.55)          n/a          9.73
CLASS D**
With 1% CDSC                                   (15.40)         (2.51)          n/a           n/a
Without CDSC                                   (14.56)         (1.70)        19.25           n/a
Lipper Global Funds Average***                  (9.83)          5.31         10.74++        9.680
LIPPER SCIENCE &
  TECHNOLOGY FUNDS AVERAGE***                   (4.74)         11.10         24.02++       14.640
MSCI WORLD INDEX***                             (2.85)         15.69         14.65+++      14.230

NET ASSET VALUE

                 OCTOBER 31, 1998      APRIL 30, 1998        OCTOBER 31, 1997
                ------------------     ---------------      ------------------
CLASS A               $12.48               $14.83                $15.14
CLASS B                11.98                14.31                 14.73
CLASS D                11.96                14.29                 14.73

CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1998

PAID                   $2.586
REALIZED                0.802
UNREALIZED              1.07000



   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.


------------------
    * Returns for periods of less than one year are not annualized.
   ** Return  figures  reflect any change in price and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"),charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Global Funds Average, the Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and the MSCI World Index excludes the effect of fees and sales charges. The monthly performances of the Lipper Global Funds Average and the Lipper Science & Technology Funds Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index.
  +   The CDSC is 5% for  periods of one year or less,  and 3% since  inception.
 ++   From May 26, 1994.
+++   From May 31, 1994.
  0   From April 30, 1996.
 00 Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1998.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Henderson Global Technology Fund

  This chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions are invested in additional shares, since the commencement of operations on May 23, 1994, through October 31, 1998, to a $10,000 hypothetical investment made in the Lipper Global Funds Average, the Lipper Science &Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

  There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.
  As shown on page 54, the performance of Class B shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.


Class A With Sales Load
Class A Without Sales Load
Class D Without CDSL
MSCI World Index
Lipper Global Funds Avg.
Lipper Sci. & Tech Fds. Avg.


5/23/94  9520     10000    10000    10000   10000    10000

7/31/94  9613     10098    10084    10165   10089    9874


10/31/94 11160    11723    11681    10491   10425    11759


1/31/95  10695    11234    11150    9987    9604     11377


4/30/95  13264    13933    13821    10997   10332    13185


7/31/95  16856    17706    17523    11649   11303    16641


10/31/95 17556    18441    18216    11543   11158    17245


1/31/96  15895    16697    16458    12522   11880    16436


4/30/96  17535    18419    18119    13116   12621    18456


7/31/96  15004    15760    15477    12734   12200    16172


10/31/96 16269    17090    16745    13486   12898    18920


1/31/97  19981    20988    20535    14189   13838    21533


4/30/97  18571    19507    19055    14536   13827    18908


7/31/97  23634    24826    24204    16957   16031    24437


10/31/97 21779    22877    22241    15813   15089    23391


1/31/98  21113    22178    21506    16750   15464    23009


4/30/98  25170    26439    25588    18829   17603    27281


7/31/98  23753    24951    24093    19012   17334    26628


10/31/98 21606    22696    21863    18293   15884    25987



LARGEST PORTFOLIO CHANGES
During the Six Months Ended October 31, 1998

                                            SHARES
                                  -------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE      10/31/98
-----------                       -----------   -----------
Autodesk (US) ..................    200,000      300,000
Canon (Japan) ..................    300,000      300,000
DIIGroup (US) ..................    400,000      400,000
Koninklijke (Royal) Philips
   Electronics (Netherlands) ...    100,000      100,000
The Learning Company
   (US) ........................    600,000      600,000
Microsoft (US) .................    150,000      150,000
Novartis (Switzerland) .........      6,000        6,000
Platinum Technology
   (US) ........................    400,000      400,000
SCISystems (US) ................    200,000      200,000
WM-Data (Series B)
   (Sweden) ....................    176,900      176,900



                                           SHARES
                                  -------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE      10/31/98
-------------                     -----------   -----------
AlcatelAlsthom (France)              63,000           --
America Online (US)                 190,000           --
American Power
   Conversion (US)                  275,000           --
COLT Telecom
   Group (UK)                     1,558,200(1)    480,000
Kulicke &Soffa
   Industries (US)                  600,000           --
LHS Group (Germany)                 135,000(2)        --
Logica (UK)                         349,000      201,000
Novellus Systems (US)               450,000           --
Storage Technology (US)             100,000       300,000(3)
Vodafone (UK)                       700,000       500,000

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


------------------
(1) Includes 1,367,400 shares received as a result of a 4-for-1 stock split.
(2) Includes  50,000  shares  received  as a result of a 2-for-1  stock  split.
(3) Includes 150,000 shares received as a result of a 2-for-1 stock split.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund


                                                     SHARES          VALUE
                                                   -----------    ------------
COMMON STOCKS  93.95%
AUSTRALIA  1.16%
COCHLEAR
   Developer and marketer
   of hearing aids (Medical
   Products and Technology)                         1,650,000        $ 8,352,625
                                                                ----------------
CANADA  0.30%
PMC-SIERRA*
   Provider of high-speed
   networking circuits
   (Semiconductors)                                    48,400          2,174,975
                                                                ----------------
FINLAND  1.09%
NOKIA (SERIES A)
   Developer and manufacturer
   of cellular systems
   and equipment
   (Telecommunications)                                86,000          7,838,386
                                                                ----------------
FRANCE  3.85%
ALTRAN TECHNOLOGIES
   Provider of computer services
   (Computer and
   Business Services)                                  33,000          6,465,573
AXIME
   Provider of banking and financial
   services, emphasizing database
   development, communication
   networks, and integrated
   trading systems (Computer and
   Business Services)                                  24,500          4,627,974
RH(TM)NE-POULENC (SERIES A)
   Manufacturer of chemicals,
   polymers, fibers, pharmaceuticals,
   and agricultural chemicals
   (Medical Products and
   Technology)                                        210,000          9,614,275
STMICROELECTRONICS*
   Manufacturer of semiconductor
   circuits for the automotive,
   computer, and
   telecommunication industries
    (Electronics)                                      25,000          1,520,306
UNILOG
   Computer consultants
   (Computer and
   Business Services)                                  15,300          5,432,769
                                                                ----------------
                                                                      27,660,897
                                                                ----------------
Germany  1.56%
MANNESMANN
   Manufacturer of plant and
   machinery equipment;
   automotive optical inspection
   systems (Machinery and
   Equipment)                                         115,400      $  11,191,149
SIEMENS
   Worldwide manufacturer of
   automotive electronics,
   locomotives, electrical power
   plants, and traffic control systems
   (Machinery and Equipment)                              445             27,066
                                                                ----------------
                                                                      11,218,215
                                                                ----------------
ISRAEL  5.56%
CHECK POINT SOFTWARE TECHNOLOGIES*
   Provider of network "firewall"
    security systems
   (Computer Software)                                200,000          4,556,250
ECI TELECOMMUNICATIONS
   Provider of digital
   telecommunication and
   data transmission systems
   (Networking/Communications
   Infrastructure)                                    500,000         16,625,000
ORBOTECH*
   Manufacturer of automated
   optical inspection systems
   for circuit boards and
   flat panel displays
   (Electronics)                                      330,000         11,488,125
TECNOMATIX TECHNOLOGIES*++
   Developer and retailer of
   computer-aided production
   engineering software
   (Computer Software)                                500,000          7,250,000
                                                                ----------------
                                                                      39,919,375
                                                                ----------------
ITALY  1.10%
TELECOM ITALIA
   Provider of telecom-
   munication services
   (Telecommunications)                             1,092,933          7,911,580
                                                                ----------------


----------------
See footnotes on page 62.
                                       56

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------
JAPAN  4.56%
CANON
   Manufacturer of printers and
   photocopiers (Electronics)                         300,000     $    5,686,654
HIROSE ELECTRONICS
   Manufacturer of specialized
   connectors (Electronics)                            60,800          3,528,046
MIMASU SEMICONDUCTOR
   Wafer inspection devices
   (Electronics Capital Equipment)                    180,000          2,011,605
MURATA MANUFACTURING
MANUFACTURER OF CAPACITORS
(ELECTRONICS)                                         125,000          4,223,082
RICOH
   Manufacturer of office
   equipment (Machinery and
   Equipment)                                         310,000          2,624,973
ROHM
   Producer of custom
   linear integrated circuits
   (Semiconductors)                                    37,000          3,276,166
SECOM
   Security services pioneer
   (Computer and
   Business Services)                                 109,000          8,105,308
SHARP
   Manufacturer of electronics
   (Electronics)                                      435,000          3,290,780
                                                                ----------------
                                                                      32,746,614
                                                                ----------------
LUXEMBOURG  1.18%
MILLICOM INTERNATIONAL CELLULAR*
   Cellular services operator
   (Telecommunications)                                50,000          1,662,500
SCANDINAVIAN BROADCASTING SYSTEM*
   Radio and television
   broadcasting company
   (Media)                                            240,000          5,550,000
UNITED CUSTOMER MANAGEMENT
   SOLUTIONS
   Provider of services for the
   telecommunication industry
   (Telecommunications)                                 7,600          1,238,800
                                                                ----------------
                                                                       8,451,300
                                                                ----------------
NETHERLANDS  1.86%
CMG
   Information technology
   consulting (Computer and
   Business Services)                                 346,100     $    8,050,857
KONINKLIJKE (ROYAL)
   PHILIPS ELECTRONICS
   Manufacturer of consumer
   and industrial electronics
   (Electronics)                                      100,000          5,326,617
                                                                ----------------
                                                                      13,377,474
                                                                ----------------
SINGAPORE  2.44%
CREATIVE TECHNOLOGIES
   Provider of PCaudio products
   (Computer Hardware/
   Peripherals)                                       500,000          7,046,876
  VENTURE MANUFACTURING
   Contract manufacturer
   for the electronics industry
   (Electronics)                                    3,143,000         10,454,081
                                                                ----------------
                                                                      17,500,957
                                                                ----------------
SOUTH KOREA  0.14%
SAMSUNG ELECTRONICS (GDRS)
   (1U2 NON-VOTING)*+
   Manufacturer of consumer
   electronics and semiconductors
   (Semiconductors)                                    60,000            528,000
SK TELECOM GROUP (ADRS)
   Provider of mobile
   telecommunication and
   paging services
   (Telecommunications)                                50,000            515,625
                                                                ----------------
                                                                       1,043,625
                                                                ----------------
SWEDEN  2.39%
L.M. ERICSSON TELEFON (ADRS)
   Manufacturer of
   telecommunication
   equipment (Networking/
   Communications Infrastructure)                     100,000          2,239,844
L.M. ERICSSON TELEFON (SERIES B)
   Manufacturer of
   telecommunication
   equipment (Networking/
   Communications
   Infrastructure)                                    148,950          3,363,295


----------------
See footnotes on page 62.
                                       57

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------

SWEDEN (CONTINUED)
PHARMACIA & UPJOHN
   Global pharmaceutical and
   biotechnology company
   (Medical Products and
   Technology)                                        100,000     $    5,118,994
WM-DATA (SERIES B)
   Provider of systems design and
   development services for the
   computer industry (Computers
   and Business Services)                             176,900          6,445,519
                                                                ----------------
                                                                      17,167,652
                                                                ----------------
SWITZERLAND  1.51%
NOVARTIS
   Manufacturer of
   pharmaceuticals (Medical
   Products and Technology)                             6,000         10,834,012
                                                                ----------------
TAIWAN  1.92%
  ACCTON TECHNOLOGY (GDRS)
   Distributor of electronic
   components (Distribution)                          599,109          1,725,434
SILICONWARE PRECISION
   INDUSTRIES (GDRS)*
   Integrated circuit packaging
   (Electronics Capital
   Equipment)                                         542,780          5,753,468
SYNNEX TECHNOLOGY
   INTERNATIONAL (GDRS)*
   Manufacturer of PCs and
   peripherals (Computer
   Hardware/Peripherals)                              287,968          4,356,956
YAGEO (GDRS)*
   Manufacturer of passive
   components (Electronics)                           291,228          1,915,319
YAGEO (GDRS)*+
   Manufacturer of passive
   components (Electronics)                             8,372             55,060
                                                                ----------------
                                                                      13,806,237
                                                                ----------------
UNITED KINGDOM  10.87%
ACORN GROUP*
   Supplier of information
   technology (Computer
   Hardware/Peripherals)                              535,800            596,280
UNITED KINGDOM (CONTINUED)
ADMIRAL
   Computer software and
   services (Computer and
   Business Services)                                 530,100        $ 8,560,731
ANITE GROUP*
   Supplier of data communication
   and software products
   (Networking/Communications
   Infrastructure)                                    400,000            354,782
BTG
   Technology transfer
   company assisting in the
   commercialization of
   technological inventions
   (Computer and
   Business Services)                                 585,000          3,255,167
CABLE & WIRELESS
   Provider of telecommunication
   services (Telecommunications)                      424,000          4,778,914
CELLTECH*
   Pharmaceutical company
   active in the development
   and research of new
   therapeutic products
   (Medical Products and
   Technology)                                        176,600          1,078,721
COLT TELECOM GROUP*
   Provider of telecommunication
   services (Telecommunications)                      480,000          6,072,797
CRT GROUP
   Provider of training and
   recruitment services;
   publisher of multimedia
   products (Computer and
   Business Services)                                 900,000          2,583,047
DRUID
   Provider of consulting services
   for information technology
   management (Computer and
   Business Services)                                 237,500          3,885,135
EIDOS*
   Developer of entertainment
   software (Computer Software)                       242,000          3,361,392
GENERAL ELECTRIC
   Supplier of diversified
   electronics (Electronics)                        1,035,000          8,270,646


----------------
See footnotes on page 62.
                                       58

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------
UNITED KINGDOM (CONTINUED)
ILION GROUP++
   Networking equipment
   distributor (Distribution)                       1,616,914        $ 1,447,659
LINX PRINTING TECHNOLOGIES++
   Manufacturer of specialized
   printers (Miscellaneous)                           570,000          1,096,979
LOGICA
   Supplier of computer
   services (Computer
   and Business Services)                             201,000          6,786,335
MISYS
   Provider of computer
   services, and software
   and hardware solutions
   (Computer Software)                                601,700          4,198,960
PREMIER FARNELL
   Distributor of electronic
   components (Distribution)                          475,000          1,331,478
PSION
   Manufacturer of hand-held
   computers (Computer
   Hardware/Peripherals)                              527,900          4,408,369
RM
   Supplier of integrated
   information technology
   solutions to educational
   markets (Networking/
   Communication
   Infrastructure)                                  1,400,000          8,375,868
TOROTRAK*
   Designer and developer of
   automobile transmission
   systems (Machinery and
   Equipment)                                         585,000            993,682
VODAFONE
   Cellular services operator
   (Telecommunications)                               500,000          6,673,081
                                                                ----------------
                                                                      78,110,023
                                                                ----------------
UNITED STATES  52.46%
3DO*
   Developer of entertainment
   software (Computer Software)                       400,000        1,262,500
ACTIVISION*
   Developer of entertainment
   software (Computer Software)                       253,400          2,700,294
UNITED STATES (CONTINUED)
  AMDOCS*
   Provider of software solutions
   for the telecommunication
   industry (Computer Software)                       200,000     $    2,600,000
AMKOR TECHNOLOGY*
   Provider of semiconductor
   packaging and test services
   (Semiconductors)                                 1,000,000          4,890,625
APEX PC SOLUTIONS*
   Developer and marketer of
   switching systems for computer
   network administrators
   (Computer Hardware/
   Peripherals)                                       250,000          6,515,625
AUTODESK
   Developer of software for
   architectural and mechanical
   design, data management,
   and mapping (Computer
   Software)                                          300,000          9,403,125
C-CUBE MICROSYSTEMS*
   Provider of digital video
   compression and
   decompression circuits and
   systems (Semiconductors)                           278,100          5,005,800
CADENCE DESIGN SYSTEM*
   Manufacturer of electronic
   design automation software
   (Computer Software)                                400,000          8,550,000
CHS ELECTRONICS*
   Distributor of personal
   computers, networking
   products, and software
   (Electronics)                                      300,000          2,925,000
CMP MEDIA (CLASS A)*++
   Technology-oriented magazine
   and newspaper publisher
   (Media)                                            800,000          7,800,000
COGNEX*
   Manufacturer of machine
   vision systems (Electronics
   Capital  Equipment)                                300,000          4,659,375
CREDENCE SYSTEMS*
   Manufacturer of automated
   semiconductor test
   equipment (Electronics
   Capital Equipment)                                 215,000          3,211,562


----------------
See footnotes on page 62.
                                       59

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------
UNITED STATES (CONTINUED)
DALLAS SEMICONDUCTOR
   Manufacturer of mixed signal
   integrated circuits
   (Semiconductors)                                   150,000     $    5,550,000
DATA GENERAL*
   Provider of computer systems
   such as servers and storage
   devices (Computer
   Hardware/Peripherals)                               60,000          1,020,000
DII GROUP*
   Provider of contract
   manufacturing services
   (Contract Manufacturing/
   Circuit Boards)                                    400,000          5,875,000
DSP COMMUNICATIONS
   Developer of chipsets used in
   wireless communication
   handsets (Networking/
   Communications Infrastructure)                     300,000          2,943,750
ECHELON*
   Provider of software products
   and services used in the design
   of computer networks
   (Computer Software)                                600,000          1,556,250
ELECTRO SCIENTIFIC INDUSTRIES*
MANUFACTURER OF MEMORY CIRCUIT
REPAIR SYSTEMS (ELECTRONICS
CAPITAL EQUIPMENT)                                    100,000          2,506,250
ELECTRONIC ARTS*
   Developer of entertainment
   software (Computer Software)                       350,000         14,350,000
ELECTRONICS FOR IMAGING*
   Manufacturer of peripherals for
   color printers and copiers
   (Computer Hardware/
   Peripherals)                                       300,000          7,228,125
EMC*
   Manufacturer of enterprise
   storage devices (Computer
   Hardware/Peripherals)                              500,000         32,187,500
UNITED STATES (CONTINUED)
FIRST DATA
   Information processor of credit
   and debit card, check, wire, and
   Internet transactions (Computer
   and Business Services)                             150,000       $  3,975,000
FLEXTRONICS INTERNATIONAL*
   Contract manufacturer of
   electronic components
   (Contract Manufacturing/
   Circuit Boards)                                    100,000          5,196,875
GENESYS TELECOMMUNICATIONS
   LABORATORIES*
   Provider of software for
   integrating computer resources
   with telephony and
   telecommunication media
   (Computer Software)                                250,000          6,593,750
HADCO*
   Manufacturer of complex
   printed circuit boards
   (Contract Manufacturing/
   Circuit Boards)                                     89,700          2,808,731
HNC SOFTWARE*
   Developer and vendor of
   software for mission-critical
   decision applications
   (Computer Software)                                300,000         10,087,500
JABIL CIRCUIT*
   Contract manufacturer of
   electronic components
   (Contract Manufacturing/
   Circuit Boards)                                    100,000          4,631,250
KLA-TENCOR*
   Manufacturer of wafer inspection
   and metrology equipment
   (Electronics Capital
   Equipment)                                         240,600          8,879,644
LATTICE SEMICONDUCTOR*
   Designer and manufacturer of
   programmable logic devices
   (Semiconductors)                                   150,000          5,109,375


----------------
See footnotes on page 62.
                                       60

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------
UNITED STATES (CONTINUED)
THE LEARNING COMPANY*
   Developer of education and
   reference software for
   the PC (Computer Software)                         600,000       $ 15,487,500
LEVEL ONE COMMUNICATIONS*
   Developer of silicon
   connectivity solutions used in
   high-speed communication
   applications (Semiconductors)                      175,000          4,610,156
LEXMARK INTERNATIONAL GROUP
(CLASS A)*
   Manufacturer of laser and
   inkjet printers and cartridges
   (Computer Hardware/
   Peripherals)                                       250,000         17,484,375
MAXIM INTEGRATED PRODUCTS*
MANUFACTURER OF LINEAR AND
MIXED-SIGNAL INTEGRATED
CIRCUITS (SEMICONDUCTORS)                             485,000         17,293,281
MICROCHIP TECHNOLOGY*
   Supplier of field programmable
   microcontrollers
   (Semiconductors)                                   362,500          9,832,812
MICROSOFT*
   Provider of computer software
   products (Computer Software)                       150,000         15,885,938
NEOMAGIC*
   Developer of graphics circuits
   for notebook computers
   (Semiconductors)                                   300,000          5,034,375
NETWORK ASSOCIATES*
   Supplier of network security
   and anti-virus utilities
   (Computer Software)                                400,811         17,046,993
NTL*
   Provider of cable television,
   Internet access, and telephone
   services (Telecommunications)                       45,000          2,157,188
PACIFIC GATEWAY EXCHANGE*
   International telecommunication
   carrier (Telecommunications)                        75,000          2,175,000
PARAMETRIC TECHNOLOGY*
   Developer of mechanical
   design software
   (Computer Software)                                400,000          6,662,500
UNITED STATES (CONTINUED)
PLATINUM TECHNOLOGY*
   Provider of systems
   management software
   (Computer Software)                                400,000     $    6,550,000
RENAISSANCE WORLDWIDE*
   Provider of information
   technology consulting and
   services (Computer and
   Business Services)                                  58,000            546,469
SCI SYSTEMS*
   Manufacturer of electronic
   components (Contract
   Manufacturing/Circuit Boards)                      200,000          7,900,000
SMART MODULAR TECHNOLOGY*
   Assembler of memory modules
   (Contract Manufacturing/
   Circuit Boards)                                    211,700          4,425,853
SPLASH TECHNOLOGY*
   Manufacturer of peripherals
   for color printers and
   copiers (Computer
   Hardware/Peripherals)                              200,000          1,712,500
STORAGE TECHNOLOGY*
   Designer and manufacturer
   of tape- and disk-based
   data storage equipment
   (Computer Hardware/
   Peripherals)                                       300,000         10,031,250
STRUCTURAL DYNAMICS RESEARCH*
   Developer of mechanical
   design software
   (Computer Software)                                400,000          5,800,000
SYNOPSYS*
   Developer of integrated
   circuit design software
   (Computer Software)                                390,000         17,610,937
TELE-COMMUNICATIONS*
INVESTMENT COMPANY
WHICH HAS STAKES IN
INTERNATIONAL CABLE, INTERNET,
AND TELEPHONE VENTURES
(TELECOMMUNICATIONS)                                  100,000          4,206,250


----------------
See footnotes on page 62.
                                       61

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1998
Seligman Henderson Global Technology Fund

                                                     SHARES          VALUE
                                                   -----------    ------------
UNITED STATES (CONTINUED)
TELE-COMMUNICATIONS (SERIES A)
   TCI VENTURES GROUP*
   Investment company
   which has stakes in
   international cable, Internet,
   and telephone ventures
   (Telecommunications)                               200,000        $ 3,718,750
TERADYNE*
   Manufacturer of semiconductor
   test equipment (Electronics
   Capital Equipment)                                 150,000          4,875,000
VEECO INSTRUMENTS*
   Ion beam etching and surface
   measurement systems for disk
   drive heads (Electronics
   Capital Equipment)                                 400,000         11,912,500
UNITED STATES (CONTINUED)
ZIFF-DAVIS*
   Integrated media and
   marketing company focused
   on computer and
   Internet-related technology
   (Media)                                            600,000        $ 3,975,000
                                                                ----------------
                                                                     376,957,533
                                                                ----------------
TOTAL INVESTMENTS  93.95%
  (Cost $612,547,701)                                                675,071,480
OTHER ASSETS
  LESS LIABILITIES  6.05%                                             43,486,986
                                                                ----------------
NET ASSETS  100.00%                                                 $718,558,466
                                                                ================

---------------------
  * Non-income producing security.
  + Rule 144A security.
++ Affiliated issuers (a Series' holdings representing 5% or more of the outstanding voting securities).
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998


                                                                        EMERGING          GLOBAL         GLOBAL
                                                                         MARKETS          GROWTH         SMALLER       GLOBAL
                                                       INTERNATIONAL     GROWTH        OPPORTUNITIES    COMPANIES    TECHNOLOGY
                                                            FUND           FUND            FUND           FUND          FUND
                                                       -------------    ---------      -------------    ---------    ----------
ASSETS:
Investments, at value (see portfolios of investments):
   Common stocks*                                        $84,360,125   $50,799,845   $170,215,581     $779,737,667   $675,071,480
   Preferred stocks                                               --            --             --        5,579,390             --
   Bonds                                                     258,994       113,255        151,485        1,796,709             --
   Short-Term Holdings                                            --            --             --       10,000,000             --
                                                        ------------  ------------  -------------     ------------   ------------
Total investments                                         84,619,119    50,913,100    170,367,066      797,113,766    675,071,480
Cash                                                      10,246,667     5,058,919     12,228,659       51,709,455     99,703,592
Receivable for securities sold                             3,888,299       950,839      4,922,023        9,213,807    123,892,223
Receivable for dividends and interest                        221,478        83,462        414,492        2,976,010        638,928
Unrealized appreciation on forward
  currency contracts                                         169,261           227        511,396        1,516,570          2,699
Receivable for Capital Stock sold                            106,422       194,064        200,548       36,843,752        461,053
Expenses prepaid to shareholder service agent                 41,369        46,146         81,755          390,098        340,556
Other                                                          8,337         1,360         11,487           13,951         11,946
                                                        ------------  ------------  -------------     ------------   ------------
TOTAL ASSETS                                              99,300,952    57,248,117    188,737,426      899,777,409    900,122,477
                                                        ------------  ------------  -------------     ------------   ------------
LIABILITIES:
Payable for securities purchased                           6,199,043     2,881,200      1,494,232       15,364,349    172,405,446
Unrealized depreciation on forward
  currency contracts                                       1,095,511           229      1,938,502        8,607,015      3,024,358
Payable for Capital Stock repurchased                        337,880       212,650        620,470        3,720,961      4,782,592
Accrued expenses, taxes, and other                           227,186       161,773        363,850        1,707,230      1,351,615
                                                        ------------  ------------  -------------     ------------   ------------
TOTAL LIABILITIES                                          7,859,620     3,255,852      4,417,054       29,399,555    181,564,011
                                                        ------------  ------------  -------------     ------------   ------------
NET ASSETS                                               $91,441,332   $53,992,265   $184,320,372     $870,377,854   $718,558,466
                                                        ============  ============  =============     ============   ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A                                                  $  2,485      $  4,689      $  10,177      $    26,572     $   38,147
   Class B                                                       581         3,151          2,334           16,531          4,889
   Class D                                                     2,215         2,683          6,857           20,273         15,383
Additional paid-in capital                                76,821,391    81,760,173    137,061,431      860,146,972    658,974,176
Accumulated net investment loss                              (12,108)       (1,573)        (3,088)         (11,300)        (7,955)
Undistributed/accumulated net realized gain
  (loss) on investments                                      955,012   (22,888,498)       387,169      (18,059,913)            --
Net unrealized appreciation (depreciation)
  of investments                                          11,559,751    (2,995,488)    46,926,669       30,703,189     62,135,589
Net unrealized appreciation (depreciation) on
  translation of assets and liabilities denominated in
  foreign currencies and forward currency contracts        2,112,005    (1,892,872)       (71,177)      (2,464,470)    (2,601,763)
                                                        ------------  ------------  -------------     ------------   ------------
Net Assets                                               $91,441,332   $53,992,265   $184,320,372     $870,377,854   $718,558,466
                                                        ============  ============  =============     ============   ============
NET ASSETS:
   Class A                                               $44,121,550   $24,293,781   $ 97,947,090     $374,889,859   $475,951,535
   Class B                                               $ 9,834,634   $16,031,000  $  21,930,546     $222,495,651   $ 58,575,177
   Class D                                               $37,485,148   $13,667,484   $ 64,442,736     $272,992,344   $184,031,754
SHARES OF CAPITAL STOCK OUTSTANDING:
   Class A                                                 2,485,160     4,688,726     10,177,460       26,572,416     38,147,171
   Class B                                                   580,881     3,150,752      2,333,634       16,530,974      4,889,211
   Class D                                                 2,214,767     2,683,562      6,856,670       20,272,979     15,382,625
NET ASSET VALUE PER SHARE:
   Class A                                                    $17.75         $5.18          $9.62           $14.11         $12.48
   Class B                                                    $16.93         $5.09          $9.40           $13.46         $11.98
   Class D                                                    $16.93         $5.09          $9.40           $13.47         $11.96




---------------
* Includes affiliated issuers (issuers in which a Series' holdings representing 5% or more of the outstanding voting securities) with cost of $14,649,952 and $32,880,883, and value of $17,230,342 and $17,594,638, respectively, for the
Global Smaller Companies Fund and the Global Technology Fund. See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 1998


                                                                        EMERGING          GLOBAL         GLOBAL
                                                                         MARKETS          GROWTH         SMALLER       GLOBAL
                                                       INTERNATIONAL     GROWTH        OPPORTUNITIES    COMPANIES    TECHNOLOGY
                                                            FUND           FUND            FUND           FUND          FUND
                                                       -------------    ---------      -------------    ---------    ----------
INVESTMENT INCOME:
Dividends*                                               $1,617,890    $ 1,293,774   $ 2,110,427      $10,598,335    $3,025,877
Interest                                                    189,181        440,815       266,884        1,327,988     2,171,660
                                                       ------------   ------------   -----------     ------------   ------------
Total Investment Income**                                 1,807,071      1,734,589     2,377,311       11,926,323     5,197,537
                                                       ------------   ------------   -----------     ------------   ------------
EXPENSES:
Management fees                                             954,634      1,034,015     1,982,193       9,995,944      8,247,297
Distribution and service fees                               590,772        553,783     1,151,017       6,917,745      4,116,934
Shareholder account services                                226,490        311,815       501,782       2,563,167      2,184,002
Custody and related services                                121,639        118,489       147,188         687,842        452,718
Registration                                                 67,351         59,269        58,836         115,240        126,018
Auditing and legal fees                                      53,425         56,583        53,654          55,432         55,023
Shareholder reports and communications                       40,295         39,960        85,258         526,267        611,333
Directors' fees and expenses                                 16,325         17,801        21,713          79,122         53,855
Miscellaneous                                                 6,270          5,996        10,647          37,152         30,873
                                                       ------------   ------------   -----------    ------------   ------------
Total Expenses                                            2,077,201      2,197,711     4,012,288      20,977,911     15,878,053
                                                       ------------   ------------   -----------    ------------   ------------
Net Investment Loss                                        (270,130)      (463,122)   (1,634,977)     (9,051,588)   (10,680,516)
                                                       ------------   ------------   -----------    ------------   ------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments***                2,327,950    (17,519,924)    2,512,281         142,339     47,415,066
Net realized loss from foreign currency
     transactions***                                       (700,001)    (2,152,860)   (2,270,172)    (16,429,116)      (858,280)
Net change in unrealized appreciation
     of investments                                       1,271,316     (5,035,191)   13,049,405     (51,038,110)   (44,894,952)
Net  change in unrealized  depreciation on
translation of assets and liabilities  denominated
in foreign currencies and forward
     currency contracts                                   2,794,538        370,569     3,910,046      19,214,602      5,026,539
                                                       ------------   ------------   -----------    ------------   ------------
Net Gain (Loss) on Investments and Foreign
  Currency Transactions                                   5,693,803    (24,337,406)   17,201,560     (48,110,285)     6,688,373
                                                       ------------   ------------   -----------    ------------   ------------
Increase (Decrease) in Net Assets
     from Operations                                     $5,423,673   $(24,800,528)  $15,566,583    $(57,161,873)   $(3,992,143)
                                                       ============   ============   ===========    ============    ===========


----------------
  * Includes dividend income from affiliated issuers
    as follows:                                                  --            --             --              --      $  79,847
 ** Net of foreign taxes withheld as follows:              $169,723       $105,168      $165,219      $1,184,791        443,373
*** Includes net realized gain (loss) (including effect
    of foreign currency transactions) from affiliated
    issuers as follows:                                          --             --            --       4,380,273       (683,067)
See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                  INTERNATIONAL                EMERGING MARKETS
                                                                      FUND                        GROWTH FUND
                                                        ------------------------------   --------------------------------
                                                             YEAR ENDED OCTOBER 31,          YEAR ENDED OCTOBER 31,
                                                        ------------------------------   --------------------------------
                                                             1998            1997              1998             1997
                                                        --------------   -------------   --------------   ----------------
OPERATIONS:
Net investment loss .................................   $    (270,130)   $    (634,722)   $    (463,122)   $    (882,224)
Net realized gain (loss) on investments .............       2,327,950       12,612,987      (17,519,924)        (148,704)
Net realized loss from foreign currency transactions         (700,001)      (6,357,450)      (2,152,860)      (2,880,868)
Net change in unrealized appreciation/depreciation
     of investments .................................       1,271,316        1,745,746       (5,035,191)       2,540,710
Net change in unrealized depreciation on translation
     of assets and liabilities denominated in foreign
     currencies and forward currency contracts ......       2,794,538        1,928,031          370,569       (1,858,237)
                                                        -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...       5,423,673        9,294,592      (24,800,528)      (3,229,323)
                                                        -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ...........................................      (3,073,832)      (2,600,409)              --               --
  Class B ...........................................        (442,506)        (155,283               --               --
  Class D ...........................................      (2,927,252)      (2,512,690)              --               --
                                                        -------------    -------------    ------- -----    -------------
Decrease in Net Assets from Distributions ...........      (6,443,590)      (5,268,382)              --               --
                                                        -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A ...........................................      20,944,419        8,433,918        9,097,908       24,772,191
  Class B ...........................................       4,648,002        3,830,342        3,958,564       21,632,060
  Class D ...........................................       6,404,661        7,260,659        3,323,782       16,452,673
Exchanged from associated Funds:
  Class A ...........................................      51,542,834       42,509,534       19,937,244       32,454,783
  Class B ...........................................       5,569,000          546,088          477,703        3,193,456
  Class D ...........................................      31,181,338       17,279,201        2,593,655       18,323,632
Shares issued in payment of gain distributions:
  Class A ...........................................       2,644,650        1,907,643             --               --
  Class B ...........................................         416,868          145,807             --               --
  Class D ...........................................       2,517,142        2,266,472             --               --
                                                        -------------    -------------    -------------    -------------
Total ...............................................     125,868,914       84,179,664       39,388,856      116,828,795
                                                        -------------    -------------    -------------    -------------
Cost of shares repurchased:
  Class A ...........................................     (24,740,448)     (16,889,634)     (12,803,905)     (12,525,580)
  Class B ...........................................        (999,582)        (285,808)      (4,804,465)      (2,633,033)
  Class D ...........................................      (9,945,313)     (13,972,244)      (6,863,680)      (4,107,703)
Exchanged into associated Funds:
  Class A ...........................................     (52,470,373)     (43,254,302)     (25,474,706)     (19,719,002)
  Class B ...........................................      (5,611,693)        (811,812)      (4,852,353)      (2,336,033)
  Class D ...........................................     (33,074,289)     (21,316,046)      (9,935,797)     (12,208,736)
                                                        -------------    -------------    -------------    -------------
Total ...............................................    (126,841,698)     (96,529,846)     (64,734,906)     (53,530,087)
                                                        -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS .....................        (972,784)     (12,350,182)     (25,346,050)      63,298,708
                                                                                          -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ...................      (1,992,701)      (8,323,972)     (50,146,578)      60,069,385
NET ASSETS:
Beginning of year ...................................      93,434,033      101,758,005      104,138,843       44,069,458
                                                        -------------    -------------    -------------    -------------
END OF YEAR .........................................   $  91,441,332    $  93,434,033    $  53,992,265    $ 104,138,843
                                                        ==============   =============    =============    =============


                                                                 GLOBAL GROWTH
                                                               OPPORTUNITIES FUND
                                                         -----------------------------
                                                             YEAR ENDED OCTOBER 31,
                                                         ------------------------------
                                                               1998           1997
                                                          --------------  -------------
OPERATIONS:
Net investment loss .................................    $  (1,634,977)   $  (1,712,413)
Net realized gain (loss) on investments .............        2,512,281       14,475,563
Net realized loss from foreign currency transactions        (2,270,172)      (5,288,647)
Net change in unrealized appreciation/depreciation
     of investments .................................       13,049,405       16,851,124
Net change in unrealized depreciation on translation
     of assets and liabilities denominated in foreign
     currencies and forward currency contracts ......        3,910,046       (1,171,623)
                                                         -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...       15,566,583       23,154,004
                                                         -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ...........................................       (4,861,075)              --
  Class B ...........................................         (875,292)              --
  Class D ...........................................       (2,900,851)              --
                                                         -------------    -------------
Decrease in Net Assets from Distributions ...........       (8,637,218)              --
                                                         -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A ...........................................        7,080,116       12,893,684
  Class B ...........................................        4,937,582        9,863,991
  Class D ...........................................        6,765,527       11,847,943
Exchanged from associated Funds:
  Class A ...........................................       29,284,180        4,188,658
  Class B ...........................................        3,543,331        1,014,306
  Class D ...........................................       12,674,214        5,672,140
Shares issued in payment of gain distributions:
  Class A ...........................................        4,427,520               --
  Class B ...........................................          752,541               --
  Class D ...........................................        2,635,591               --
                                                         -------------    -------------
Total ...............................................       72,100,602       45,480,722
                                                         -------------    -------------
Cost of shares repurchased:
  Class A ...........................................      (26,372,863)     (24,937,167)
  Class B ...........................................       (3,664,340)      (1,352,960)
  Class D ...........................................      (15,267,156)      (8,496,389)
Exchanged into associated Funds:
  Class A ...........................................      (30,358,305)      (5,055,701)
  Class B ...........................................       (3,263,092)        (980,251)
  Class D ...........................................       (8,455,082)      (5,447,579)
                                                         -------------    -------------
Total ...............................................      (87,380,838)     (46,270,047)
                                                         -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM
     CAPITAL SHARE TRANSACTIONS .....................      (15,280,236)        (789,325)
                                                         -------------    -------------
INCREASE (DECREASE) IN NET ASSETS ...................       (8,350,871)      22,364,679
NET ASSETS:
Beginning of year ...................................      192,671,243      170,306,564
                                                         -------------    -------------
END OF YEAR .........................................    $ 184,320,372    $ 192,671,243
                                                         =============    =============

--------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 GLOBAL SMALLER                        GLOBAL TECHNOLOGY
                                                                 COMPANIES FUND                               FUND
                                                        ------------------------------------     --------------------------------
                                                                YEAR ENDED OCTOBER 31,                YEAR ENDED OCTOBER 31,
                                                        ------------------------------------     --------------------------------
                                                              1998                1997               1998               1997
                                                        ----------------       -------------     -------------      -------------
OPERATIONS:
Net investment loss .................................   $    (9,051,588)   $    (3,884,361)   $   (10,680,516)   $   (11,314,644)
Net realized gain on investments ....................           142,339         48,603,936         47,415,066        160,468,225
Net realized loss from foreign
     currency transactions ..........................       (16,429,116)        (7,015,314)          (858,280)        (2,395,338)
Net change in unrealized appreciation/depreciation
     of investments .................................       (51,038,110)        49,634,066        (44,894,952)        83,247,639
Net change in unrealized depreciation on translation
     of assets and liabilities denominated in foreign
     currencies and forward currency contracts ......        19,214,602        (18,276,737)         5,026,539         (1,868,340)
                                                        ---------------    ---------------    ---------------    ---------------
Increase (Decrease) in Net Assets from
 Operations .........................................       (57,161,873)        69,061,590         (3,992,143)       228,137,542
                                                        ---------------    ---------------    ---------------    ---------------
Distributions to Shareholders:
Net realized gain on investments:
  Class A ...........................................       (17,124,087)       (16,938,227)       (99,536,281)                --
  Class B ...........................................       (10,275,288)        (5,226,787)        (9,666,516)                --
  Class D ...........................................       (15,357,547)       (14,328,867)       (41,021,514)                --
                                                        ---------------    ---------------    ---------------    ---------------
Decrease in Net Assets from Distributions ...........       (42,756,922)       (36,493,881)      (150,224,311)                --
                                                        ---------------    ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
  Class A ...........................................       152,853,507        161,210,830         56,563,795         53,544,965
  Class B ...........................................        43,401,281        160,923,469         15,204,426         30,651,040
  Class D ...........................................        39,263,963        129,977,455         15,269,385         27,634,257
Exchanged from associated Funds:
     Class A ........................................       230,629,818         38,707,367        198,014,893        131,077,214
  Class B ...........................................         5,918,063          8,353,794          4,387,134          7,378,122
  Class D ...........................................        42,068,010         22,459,122        121,982,389         31,456,056
Shares issued in payment of gain distributions:
  Class A ...........................................        15,984,486         15,752,220         93,006,394                 --
  Class B ...........................................         9,575,151          4,800,702          8,897,918                 --
  Class D ...........................................        14,283,328         13,378,106         38,405,363                 --
                                                        ---------------    ---------------    ---------------    ---------------
Total ...............................................      553, 977,607        555,563,065        551,731,697        281,741,654
                                                        ---------------    ---------------    ---------------    ---------------
Cost of shares repurchased:
  Class A ...........................................      (175,015,238)      (100,080,081)      (137,745,943)      (119,817,104)
  Class B ...........................................       (29,719,894)       (19,743,793)        (6,421,499)        (4,478,196)
  Class D ...........................................       (89,449,184)       (61,956,065)       (47,125,132)       (46,935,136)
Exchanged into associated Funds:
  Class A ...........................................      (247,200,113)       (46,909,181)      (216,262,283)      (141,838,011)
  Class B ...........................................       (26,278,385)       (17,273,307)        (5,472,802)        (6,449,635)
  Class D ...........................................       (68,639,834)       (29,350,663)      (135,114,189)       (37,285,917)
                                                        ---------------    ---------------    ---------------    ---------------
Total ...............................................      (636,302,648)      (275,313,090)      (548,141,848)      (356,803,999)
                                                        ---------------    ---------------    ---------------    ---------------
Increase (Decrease) in Net Assets from
  Capital Share Transactions ........................       (82,325,041)       280,249,975          3,589,849
                                                        ---------------    ---------------    ---------------    ---------------
Increase (Decrease) in Net Assets ...................      (182,243,836)       312,817,684       (150,626,605)       153,075,197
NET ASSETS:
Beginning of year ...................................     1,052,621,694        739,804,010        869,185,071        716,109,874
                                                        ---------------    ---------------    ---------------    ---------------
End of Year .........................................   $   870,377,858    $ 1,052,621,694    $   718,558,466    $   869,185,071
                                                        ===============    ===============    ===============    ===============

-----------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Henderson Global Fund Series, Inc. (the "Fund") consists of five separate Series: Seligman Henderson International Fund (the "International Fund"), Seligman Henderson Emerging Markets Growth Fund (the "Emerging Markets Growth Fund"), Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund"), and Seligman Henderson Global Technology Fund (the "Global Technology Fund"). Each Series of the Fund offers three classes of shares.

Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN SECURITIES -- Investments in foreign securities will primarily be traded in foreign currencies, and each Series may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

      (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

      (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.


     The Fund's net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Fund. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

     Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

NOTES TO FINANCIAL STATEMENTS

     The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FORWARD CURRENCY CONTRACTS -- The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. e. Security Transactions and Related Investment Income Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

f. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

g. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

     For the year ended October 31, 1998, the Global Technology Fund redeemed 42,108,514 of its shares from shareholders aggregating $548,141,848 of which approximately $22,600,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

     On November 18, 1998, a distribution of $0.158 per share, aggregating $9,093,102, was declared from net realized long-term gains from investment transactions for the Global Technology Fund. The capital gain was paid on November 23, 1998, to shareholders of record on November 18, 1998.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998, were as follows:

       SERIES                      PURCHASES       SALES
--------------------            -------------  --------------
International Fund              $ 74,353,775   $ 85,421,336
Emerging Markets
   Growth Fund                    69,700,870     80,785,932
Global Growth
   Opportunities Fund             86,868,064    118,986,574
Global Smaller
   Companies Fund                492,779,712    693,548,503
Global Technology Fund           688,465,629    862,522,906

NOTES TO FINANCIAL STATEMENTS

     At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

                                             TOTAL              TOTAL
                                           UNREALIZED        UNREALIZED
       SERIES                             APPRECIATION      DEPRECIATION
-----------------------                  -------------      -------------
International Fund                       $ 16,433,547      $   1,837,759
Emerging Markets
   Growth Fund                              6,137,469         11,028,879
Global Growth
   Opportunities Fund                      51,939,755          3,668,839
Global Smaller
   Companies Fund                         135,382,787        102,987,503
Global Technology Fund                    135,065,742         85,736,896


4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to 1.25% per annum of the average daily net assets of the Emerging Markets Growth Fund and 1.00% per annum of each of the other Series' average daily net assets. Prior to July 1, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed the Fund's global investments pursuant to subadvisory agreements with the Manager. Under the subadvisory agreements, the Manager paid Seligman Henderson Co. 1.15% per annum of the average daily net assets of the Emerging Markets Growth Fund and 0.90% per annum of each of the other Series' average daily net assets.

     On March 30, 1998, AMP Limited, an Australian life insurance and financial services company, completed an acquisition of Henderson plc, which resulted in the termination of the Fund's subadvisory agreements. The Fund's Board of Directors approved interim subadvisory agreements pursuant to which Seligman Henderson Co. continued to supervise and direct the Fund's global investments. The Fund's directors also approved a proposed new subadvisory agreement pursuant to which Henderson Investment Management Limited (the "Subadviser"), a wholly-owned subsidiary of Henderson plc, would replace Seligman Henderson Co. as subadviser to theFund and be responsible for furnishing investment advice, research and assistance with respect to the Fund's international investments. Under the new agreement, the Manager is responsible for the Fund's US investments and has overall responsibility for management of the Fund. Both the interim and the new subadvisory agreements were approved by vote of the shareholders of the Fund on June 30, 1998. Under the new subadvisory agreement, the Manager pays the Subadviser a subadvisory fee for each Series at a rate of 0.90% per annum of the average monthly assets under the Subadviser's supervision.

     Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager or by Henderson plc.

     Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of each Series' shares, and an affiliate of the Manager, received concessions after commissions were paid to dealers for sales of Class A shares as follows:

                                DISTRIBUTOR       DEALER
   SERIES                       CONCESSIONS     COMMISSIONS
-----------------------      --------------- ---------------
International Fund               $13,622         $104,107
Emerging Markets
   Growth Fund                    11,459           89,616
Global Growth
   Opportunities Fund             19,994          156,963
Global Smaller
   Companies Fund                 94,085          753,981
Global Technology Fund           121,127          978,251

     Each Series of the Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 1998, fees incurred by the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund aggregated $97,702, $80,916, $261,123, $982,147, and $1,334,768, respectively, or 0.21%, 0.23%, 0.24%, 0.24%, and 0.24%, respectively, per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal

NOTES TO FINANCIAL STATEMENTS


services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended October 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, were as follows:

     Series                                 Class B            Class D
------------------------                  -----------        ----------
International Fund                           $ 84,989         $ 408,081
Emerging Markets
   Growth Fund                                242,231           230,636
Global Growth
   Opportunities Fund                         214,020           675,874
Global Smaller
   Companies Fund                           2,534,097         3,401,501
Global Technology Fund                        599,016         2,183,150

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class Ashares occurring within 18 months of purchase. For the year ended October 31, 1998, such charges were as follows:


    Series                                  Amount
-------------                              --------
International Fund                         $  7,109
Emerging Markets Growth Fund                 16,136
Global Growth Opportunities Fund             15,178
Global Smaller
Companies Fund                              118,278
Global Technology Fund                       42,732

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amounts of such payments and the Class B shares distribution fees retained by the Distributor for the year ended October 31, 1998, were as follows:


      Series                            Amount
  -------------                        --------
International Fund                     $ 7,600
Emerging Markets Growth Fund             8,034
Global Growth Opportunities Fund         8,743
Global Smaller Companies Fund            2,534
Global Technology Fund                  28,886

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 1998, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees, pursuant to the Plan, as follows:


                                              Distribution
    Series                 Commissions     and service fees
  --------                 ---------      -------------------
nternational Fund           $ 8,971            $20,727
Emerging Markets
   Growth Fund                  647              6,219
Global Growth
   Opportunities Fund        10,047              2,295
Global Smaller
   Companies Fund            45,438             11,939
Global Technology Fund       90,491             26,484

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:


       Series                        Amount
------------------                -------------
International Fund                  $  226,490
Emerging Markets Growth Fund           311,815
Global Growth Opportunities Fund       501,782
Global Smaller Companies Fund        2,563,167
Global Technology Fund               2,184,002

    Certain officers and directors of the Fund are officers or directors of the Manager, Seligman Henderson Co., the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The annual cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at October 31, 1998, are included in other liabilities, as follows:

     SERIES                                       AMOUNT
------------------                              ----------
International Fund                              $12,108
Emerging Markets GrowthFund                       1,573
Global Growth Opportunities Fund                  3,088
Global Smaller Companies Fund                    11,300
Global Technology Fund                            7,955

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998,the F und terminated its $100 million committed line of credit and entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 5% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.80% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

6. LOSS CARRYFORWARD -- In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains on an annual basis. At October 31, 1998, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, and the Global Smaller Companies Fund had net capital loss carryforwards for federal income tax purposes of $23,269,538, $1,139,976, and $22,271,988, respectively, which are available for offsets against future taxable capital gains, expiring in various amounts through 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.

7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which a Series' holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended October 31, 1998, is as follows:

                                            GROSS      GROSS SALES
                            Beginning      PURCHASES       AND         Ending       Realized        Dividend           Ending
Affiliate                    Shares      AND ADDITIONS  REDUCTIONS     Shares      Gain (LOSS)       Income             Value
-----------               ------------  --------------  ----------- -----------  --------------   -----------       ------------
GLOBAL SMALLER
COMPANIES FUND
Bon Appetit Holding ..        12,353            --          4,357          7,996   $   793,929              --       $ 4,420,197
La Doria .............     2,252,166        41,925        608,000      1,686,091      (422,782)             --         5,922,433
L'Europeenne
  d'Extincteurs ......       142,402            --         10,177        132,225        67,359              --         6,887,712
FactSet Research
   Systems ...........       500,000            --        500,000             --     5,467,036              --                --
Simon Transportation
   Services ...........      270,000            --        270,000             --    (1,525,269)             --                --
                                                                                   -----------     -----------       -----------
                                                                                   $ 4,380,273*             --       $17,230,342
                                                                                   ===========     ===========       ===========

GLOBAL TECHNOLOGY FUND
CMP Media (Class A) ..       700,000       187,400         87,400        800,000   $  (683,067)             --       $ 7,800,000
IlionGroup ...........     1,616,914            --             --      1,616,914            --       $  63,699         1,447,659
Linx Printing
     Technologies ....       570,000            --             --        570,000            --          16,148         1,096,979
Tecnomatix
     Technologies ....            --       500,000             --        500,000            --              --         7,250,000
                                                                                   -----------     -----------       -----------
                                                                                   $  (683,067)    $    79,847       $17,594,638
                                                                                   ===========     ===========       ===========

---------------
*Includes net realized loss from foreign currency transactions of $348,058.

NOTES TO FINANCIAL STATEMENTS


8. CAPITAL STOCK SHARE TRANSACTIONS -- The Fund has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Series of the Fund. At October 31, 1998, 400,000,000 shares were authorized for each Series of the Fund, all at a par value of $.001 per share.

                                                        INTERNATIONAL             EMERGING MARKETS              GLOBAL GROWTH
                                                            FUND                    GROWTH FUND               OPPORTUNITIES FUND
                                                 ------------------------   -------------------------  ---------------------------
                                                   YEAR ENDED OCTOBER 31,       YEAR ENDED OCTOBER 31,     YEAR ENDED OCTOBER 31,
                                                 ------------------------   -------------------------  ---------------------------
                                                     1998        1997          1998         1997           1998           1997
                                                 -----------  -----------   ----------    ----------   ------------    -----------
Sale of shares:
  Class A .....................................    1,132,123      469,762    1,325,518     2,993,423        701,595      1,449,286
  Class B .....................................      250,816      219,118      570,569     2,612,415        498,253      1,123,386
  Class D .....................................      355,632      418,939      486,492     2,012,007        682,270      1,356,808
Exchanged from associated Funds:
  Class A .....................................    2,810,206    2,324,501    3,141,179     4,057,896      2,882,396        476,273
  Class B .....................................      297,215       30,506       72,054       391,346        358,767        110,609
  Class D .....................................    1,774,064      987,349      406,998     2,226,146      1,270,285        649,300
Shares issued in payment of gain distributions:
  Class A .....................................      162,848      112,811           --            --        500,843             --
  Class B .....................................       26,671        8,858           --            --         86,294             --
  Class D .....................................      161,046      137,696           --            --        302,772             --
                                                 -----------  -----------  -----------   -----------    -----------    -----------
Total .........................................    6,970,621    4,709,540    6,002,810    14,293,233      7,283,475      5,165,662
                                                 -----------  -----------  -----------   -----------    -----------    -----------
Shares repurchased:
  Class A .....................................   (1,349,489)    (966,373)  (1,916,244)   (1,498,674)    (2,727,222)    (2,814,964)
  Class B .....................................      (58,028)     (15,472)    (720,647)     (312,134)      (387,874)      (147,394)
  Class D .....................................     (568,487)    (822,399)  (1,033,695)     (502,678)    (1,596,162)      (965,125)
Exchanged into associated Funds:
  Class A .....................................   (2,842,925)  (2,337,951)  (3,863,525)   (2,482,147)    (3,027,589)      (568,846)
  Class B .....................................     (302,774)     (45,879)    (737,349)     (284,989)      (352,291)      (110,456)
  Class D .....................................   (1,875,479)  (1,216,560)  (1,478,158)   (1,454,997)      (895,935)      (626,078)
                                                 -----------  -----------  -----------   -----------    -----------    -----------
Total .........................................   (6,997,182)  (5,404,634)  (9,749,618)   (6,535,619)    (8,987,073)    (5,232,863)
                                                 -----------  -----------  -----------   -----------    -----------    -----------
Increase (decrease) in shares .................      (26,561)    (695,094)  (3,746,808)    7,757,614     (1,703,598)       (67,201)
                                                 ===========  ===========  ===========   ===========    ===========    ===========

                                                       GLOBAL SMALLER                  GLOBAL TECHNOLOGY
                                                       COMPANIES FUND                        FUND
                                                  --------------------------      --------------------------
                                                     YEAR ENDED OCTOBER 31,          YEAR ENDED OCTOBER 31,
                                                  --------------------------      ---------------------------
                                                      1998           1997            1998            1997
                                                  -----------    -----------      -----------     ----------
Sale of shares:
  Class A .....................................    10,022,623     10,709,397        4,176,254       3,700,869
  Class B .....................................     2,848,299     11,006,362        1,176,951       2,147,619
  Class D .....................................     2,596,605      8,914,612        1,189,506       1,953,820
Exchanged from associated Funds:
  Class A .....................................    14,424,445      2,567,331       15,149,055       9,603,055
  Class B .....................................       401,071        578,628          357,448         599,186
  Class D .....................................     2,673,250      1,545,821        9,576,218       2,118,807
Shares issued in payment of gain distributions:
  Class A .....................................     1,085,903      1,069,396        7,189,429              --
  Class B .....................................       677,168        335,948          710,545              --
  Class D .....................................     1,009,423        936,187        3,070,660              --
                                                  -----------    -----------      -----------     -----------
Total .........................................    35,738,787     37,663,682       42,596,066      20,123,356
                                                  -----------    -----------      -----------     -----------
Shares repurchased:
  Class A .....................................   (11,356,046)    (6,615,043)     (10,448,450)     (8,669,868)
  Class B .....................................    (2,026,859)    (1,358,539)        (513,317)       (325,415)
  Class D .....................................    (6,095,959)    (4,192,374)      (3,753,667)     (3,500,176)
Exchanged into associated Funds:
  Class A .....................................   (15,405,894)    (3,071,754)     (16,445,590)    (10,296,821)
  Class B .....................................    (1,836,699)    (1,159,574)        (442,471)       (519,418)
  Class D .....................................    (4,534,421)    (1,979,913)      (2,561,251)     (2,561,251)
                                                  -----------    -----------      -----------     -----------
Total .........................................   (41,255,878)   (18,377,197)     (42,108,514)    (25,872,949)
                                                  -----------    -----------      -----------     -----------
Increase (decrease) in shares .................    (5,517,091)    19,286,485          487,552      (5,749,593)
                                                  ===========    ===========      ===========     ===========

9. Outstanding Forward Exchange Currency Contracts--At October 31, 1998, the Fund had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                           UNREALIZED
                                        FOREIGN         IN EXCHANGE       SETTLEMENT                      APPRECIATION
CONTRACT                               CURRENCY          FOR US $            DATE          VALUE US $    (depreciation)
-----------                           -----------      -------------     ------------      -----------   ---------------
INTERNATIONAL FUND
Purchases:
Germandeutschemarks                      451,329         272,937             11/3/98          272,871     $         (66)
Spanish pesetas                       13,278,322          94,440             11/3/98           94,434                (6)
Swiss francs                             191,433         141,540             11/3/98          141,665               125
Swiss francs                             156,781         115,365             11/4/98          116,023               658
Japanese yen                         146,652,000       1,100,000            11/18/98        1,265,441           165,441
                                                                                                          -------------
                                                                                                          $     166,152
                                                                                                          =============
SALES:
Italianlira                          513,322,300         313,479             11/3/98          313,575     $         (96)
Portuguese escudos                   102,869,933         606,008             11/3/98          602,971             3,037
Japanese yen                         517,644,000       3,600,000            11/18/98        4,466,684          (866,684)
Japanese yen                         246,690,300       1,900,000            11/18/98        2,128,659          (228,659)
                                                                                                          -------------
                                                                                                          $  (1,092,402)
                                                                                                          =============
EMERGING MARKETS GROWTH FUND
Purchases:
Hong Kong dollars                      4,547,179         586,922             11/2/98          587,149     $         227
                                                                                                          =============
Sales:
Greek drachma                         58,901,869         209,243             11/3/98          209,377     $        (134)
SouthAfrican rand                      1,201,681         214,108             11/3/98          214,203               (95)
                                                                                                          -------------
                                                                                                          $        (229)
                                                                                                          =============

GLOBAL GROWTH OPPORTUNITIES FUND
Purchases:
Japanese yen                         399,960,000       3,000,000            11/18/98        3,451,204     $     451,204
Japanese yen                         354,636,000       3,000,000            11/18/98        3,060,108            60,108
                                                                                                          -------------
                                                                                                          $     511,312
                                                                                                          =============

SALES:
Singapore dollars                          6,990           4,313             11/2/98            4,305     $           8
Swiss francs                              12,358           9,221             11/2/98            9,145                76
Italian lira                       3,169,129,710       1,935,346             11/3/98        1,935,937              (591)
Japanese yen                         905,877,000       6,300,000            11/18/98        7,816,697        (1,516,697)
Japanese yen                         454,429,500       3,500,000            11/18/98        3,921,214          (421,214)
                                                                                                          -------------
                                                                                                          $  (1,938,418)
                                                                                                          =============

                                                                                                  UNREALIZED
                                        FOREIGN      IN EXCHANGE    SETTLEMENT                   APPRECIATION
CONTRACT                               CURRENCY       FOR US $         DATE       VALUE US $    (depreciation)
-----------                           -----------   -------------  ------------   -----------   ---------------
GLOBAL SMALLER COMPANIES FUND
Purchases:
Netherland guilders                      318,954        171,683       11/2/98        170,920      $      (763)
Hong Kong dollars                      2,124,426        274,314       11/3/98        274,314               --
Japanese yen                       1,333,200,000     10,000,000      11/18/98     11,504,012        1,504,012
Japanese yen                         585,000,000      5,036,157      11/18/98      5,047,890           11,733
                                                                                                  -----------
                                                                                                  $ 1,514,982
                                                                                                  ===========
Sales:
Austrian schillings                      420,384         36,255       11/2/98         36,126      $       129
Japanese yen                          27,201,624        234,093       11/2/98        233,841              252
Swiss francs                              72,474         54,077       11/2/98         53,633              444
Japanese yen                       4,026,120,000     28,000,000      11/18/98     34,740,875       (6,740,875)
Japanese yen                       2,012,473,500     15,500,000      11/18/98     17,365,377       (1,865,377)
                                                                                                  -----------
                                                                                                  $(8,605,427)
                                                                                                  ===========
GLOBAL TECHNOLOGY FUND
Purchases:
British pounds                            54,313         91,154       11/2/98         90,893      $      (261)
Netherland guilders                    5,413,181      2,903,288       11/3/98      2,900,799           (2,489)
Swedish kronor                        27,347,198      3,505,826       11/3/98      3,508,525            2,699
                                                                                                  -----------
                                                                                                  $       (51)
                                                                                                  ===========

Sales:
Japanese yen                       2,663,600,000     20,000,000      11/30/98     23,021,608      $(3,021,608)
                                                                                                  ===========

FINANCIAL HIGHLIGHTS

     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

     "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. Total returns for periods of less than one year are not annualized.

                                                                                  CLASS A
                                                         ------------------------------------------------------
INTERNATIONAL FUND                                                          YEAR ENDED OCTOBER 31,
                                                         ------------------------------------------------------
Per Share Operating Performance:                          1998       1997       1996        1995        1994
                                                         ------     ------     ------      ------      ------

NET ASSET VALUE, BEGINNING OF YEAR .................     $17.92     $17.17     $16.71      $17.67      $15.98
                                                         ------     ------     ------      ------      ------
Net investment income (loss) .......................       0.03      (0.04)      0.05        0.06         0.04
Net realized and unrealized investment gain (loss) .       0.62       2.47       1.77       (0.42)        0.91
Net realized and unrealized gain (loss) from foreign
  currency transactions ............................       0.40      (0.79)     (0.44)       0.09         1.08
                                                         ------     ------      -----      ------       ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS .....       1.05       1.64       1.38       (0.27)        2.03
Dividends paid .....................................         --         --         --          --        (0.01)
Distributions from net gain realized ...............      (1.22)     (0.89)     (0.92)      (0.69)       (0.33)
                                                         ------     ------      -----      ------       ------
NET INCREASE (DECREASE) IN NET ASSET VALUE .........      (0.17)      0.75       0.46       (0.96)        1.69
                                                         ------     ------      -----      ------       ------
NET ASSET VALUE, END OF YEAR .......................     $17.75     $17.92     $17.17      $16.71       $17.67
                                                         ======     ======     ======      ======       ======
TOTAL RETURN BASED ON NET ASSET VALUE: .............       6.51%      9.83%      8.43%      (1.24)%      12.85

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .....................       1.69%      1.78%      1.81%       1.69%        1.63%
Net investment income (loss) to average net assets .       0.16%     (0.23)%     0.28%       0.35%        0.27%
Portfolio turnover .................................      81.37%      83.11%    55.71%      60.70%       39.59%
NET ASSETS, END OF YEAR (000s omitted) .............     $44,122     $46,107   $50,998     $48,763      $62,922

--------------
See footnotes on page 79.

FINANCIAL HIGHLIGHTS

                                                              CLASS B
                                                -------------------------------
INTERNATIONAL FUND (CONTINUED)                       YEAR ENDED
                                                     OCTOBER 31,       4/22/96*
                                                -------------------       TO
PER SHARE OPERATING PERFORMANCE:                   1998        1997    10/31/96
                                                 -------     -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD ....         $17.30     $16.74   $17.38
                                                  ------     ------   -------
Net investment loss .....................          (0.12)     (0.18)   (0.03)
Net realized and unrealized investment
 gain (loss) ............................           0.57       2.42    (0.54)
Net realized and unrealized loss from
  foreign currency transactions .........           0.40      (0.79)   (0.07)
                                                  ------     ------   ------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ............................           0.85       1.45    (0.64)
Dividends paid ..........................             --         --       --
Distributions from net gain realized ....          (1.22)     (0.89)      --
                                                  ------     ------   ------
NET INCREASE (DECREASE) IN
  NET ASSET VALUE .......................          (0.37)      0.56     (0.64)
                                                  ------     ------   -------
NET ASSET VALUE, END OF PERIOD ..........         $16.93     $17.30    $16.74
                                                  ======     ======    ======
Total Return Based on Net AssetValue: ...           5.51%      8.90%   (3.68)%

Ratios/Supplemental Data:
Expenses to average net assets ..........           2.55%      2.58%    2.66%+
Net investment loss to average net assets          (0.70)%   (1.03)%   (0.35)%+
Portfolio turnover ......................          81.37%     83.11%   55.71%++
Net Assets, End of Period (000s omitted)           $9,835    $6,350    $2,843


                                                                         CLASS D
                                               --------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,
                                               --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                1998        1997        1996         1995        1994
                                               ------      ------      ------       ------      ------
NET ASSET VALUE, BEGINNING OF YEAR ..........  $17.30       $16.74      $16.43      $17.53       $15.96
                                               ------       ------      ------      ------       ------
Net investment loss .........................   (0.12)       (0.18)      (0.08)      (0.07)       (0.09)
Net realized and unrealized investment
      gain (loss) ...........................    0.57         2.42        1.75       (0.43)        0.91
Net realized and unrealized gain (loss)
      from foreign currency transactions ....    0.40        (0.79)      (0.44)       0.09         1.08
                                               ------       ------      ------      ------       ------
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ................................    0.85         1.45        1.23       (0.41)        1.90
Dividends paid ..............................      --           --          --          --           --
Distributions from net gain realized ........   (1.22)       (0.89)      (0.92)      (0.69)       (0.33)
                                               ------       ------      ------      ------       ------
NET INCREASE (DECREASE) IN
  NET ASSET VALUE ...........................   (0.37)        0.56        0.31       (1.10)        1.57
                                               ------       ------      ------      ------       ------
NET ASSET VALUE, END OF YEAR ................  $16.93       $17.30      $16.74      $16.43       $17.53
                                               ======       ======      ======      ======       ======
TOTAL RETURN BASED ON NET ASSE VALUE: .......    5.51%        8.90%       7.62%      (2.08)%      12.03%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..............    2.55%        2.58%       2.64%       2.50%        2.50%
Net investment loss to average net assets ...   (0.70)%      (1.03)%     (0.47)%     (0.44)%      (0.53)%
Portfolio turnover ..........................   81.37%       83.11%      55.71%      60.70%       39.59%
NET ASSETS, END OF YEAR (000s omitted) ......  $37,485      $40,977     $47,917      $31,273     $19,903
Without expense reimbursement and/or
  management fee waiver:**
  Net investment loss per share .............                                        $(0.09)      $(0.11)
  Ratios:
  Expenses to average net assets ............                                          2.62%        2.67%
  Net investment loss to average net assets..                                         (0.56)%      (0.70)%

-------------
See footnotes on page 79.

FINANCIAL HIGHLIGHTS


                                                    CLASS A                        CLASS B                  CLASS D
                                           ----------------------------  ---------------------------  ----------------------------
EMERGING MARKETS                              YEAR ENDED                     YEAR ENDED                  YEAR ENDED
GROWTH FUND                                   OCTOBER 31,   5/28/96*          OCTOBER 31,  5/28/96*       OCTOBER 31,    5/28/96*
                                           ---------------     TO        -----------------    TO      ----------------      TO
PER SHARE OPERATING PERFORMANCE:            1998     1997    10/31/96     1998     1997    10/31/96     1998     1997    10/31/96
                                           ------   ------   ---------   ------   ------   ---------   ------   ------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ...   $7.34     $6.78    $7.14      $7.27     $6.76    $7.14      $7.27     $6.76    $7.14
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
Net investment loss ....................   (0.01)    (0.05)   (0.02)     (0.06)    (0.11)   (0.04)     (0.06)    (0.11)   (0.04)
Net realized and unrealized investment
  gain (loss) ..........................   (2.00)     1.05    (0.25)     (1.97)     1.06    (0.25)     (1.97)     1.06    (0.25)
Net realized and unrealized loss from
  foreign currency transactions ........   (0.15)    (0.44)   (0.09)     (0.15)    (0.44)   (0.09)     (0.15)    (0.44)   (0.09)
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
INCREASE (DECREASE) FROM INVESTMENT
  OPERATIONS ...........................   (2.16)     0.56    (0.36)     (2.18)     0.51    (0.38)     (2.18)     0.51    (0.38)
Dividends paid .........................      --        --       --         --        --       --         --        --       --
Distributions from net gain realized ...      --        --       --         --        --       --         --        --       --
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
NET INCREASE (DECREASE) IN
  NET ASSET VALUE ......................   (2.16)     0.56    (0.36)     (2.18)     0.51   (0.38)      (2.18)     0.51    (0.38)
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
NET ASSET VALUE, END OF PERIOD .........   $5.18     $7.34    $6.78      $5.09     $7.27    $6.76      $5.09     $7.27    $6.76
                                           =====     =====    =====      =====     =====    =====      =====     =====    =====
TOTAL RETURN BASED ON NET ASSET VALUE: .  (29.43)%    8.26%   (5.04)%   (29.99)%    7.54%   (5.32)%   (29.99)%    7.54%   (5.32)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .........    2.22%     2.27%    2.22%+     2.99%     3.04%    3.00%+     2.99%     3.04%    3.00%+
Net investment loss to average
  net assets ...........................   (0.12)%   (0.56)%  (0.69)%+   (0.89)%   (1.33)%  (1.47)%+   (0.89)%   (1.33)%  (1.47)%+
Portfolio turnover .....................   94.09%    84.09%   12.24%     94.09%    84.09%   12.24%     94.09%    84.09%   12.24%
Net Assets, End of Period (000s omitted)  $24,294   $44,061  $19,864    $16,031  $28,819  $10,541    $13,667   $31,259  $13,664
Without expense reimbursement and/or
  management fee waiver:**
  Net investment loss per share ........                      $(0.05)                       $(0.07)                       $(0.07)
  Ratios:
  Expenses to average net assets .......                        3.02%+                        3.80%+                        3.80%+
  Net investment loss to average
   net assets ..........................                       (1.49)%+                      (2.27)%+                     (2.27)%+

                                                     CLASS A                      CLASS B                       CLASS D
                                           ---------------------------   ---------------------------  ----------------------------
GLOBAL GROWTH                                 YEAR ENDED     11/1/95*       YEAR ENDED    4/22/96*      YEAR ENDED      11/1/95*
OPPORTUNITIES FUND                            OCTOBER 31,      TO           OCTOBER 31,      TO         OCTOBER 31,        TO
                                           -----------------             -----------------           -----------------
PER SHARE OPERATING PERFORMANCE:            1998     1997    10/31/96     1998     1997    10/31/96     1998     1997    10/31/96
                                           ------   ------   ---------   ------   ------   ---------   ------   ------   ---------

NET ASSET VALUE, BEGINNING OF PERIOD ....  $9.20     $8.08    $7.14      $9.06     $8.02    $8.04      $9.06     $8.02    $7.14
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
Net investment loss .....................  (0.05)    (0.05)   (0.03)     (0.12)    (0.12)   (0.04)     (0.12)    (0.12)   (0.09)
Net realized and unrealized
  investment gain .......................   0.81      1.47     1.12       0.80      1.46     0.06       0.80      1.46     1.12
Net realized and unrealized
   gain (loss) from
  foreign currency transactions .........   0.08     (0.30)   (0.15)      0.08     (0.30)   (0.04)      0.08     (0.30)   (0.15)
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----
INCREASE (DECREASE) FROM
  INVESTMENT OPERATIONS .................   0.84      1.12     0.94       0.76      1.04    (0.02)      0.76      1.04     0.88
Dividends paid ..........................     --        --       --         --        --       --         --        --       --
Distributions from net gain realized ....  (0.42)       --       --      (0.42)       --       --      (0.42)
                                           -----     -----    -----      -----     -----    -----      -----     -----    -----

NET INCREASE (DECREASE) IN NET
  ASSET VALUE ...........................   0.42      1.12     0.94       0.34      1.04     (0.02     )0.34      1.04     0.88
                                           -----     -----    -----      -----     -----     -----     -----     -----    -----

NET ASSET VALUE, END OF PERIOD ..........  $9.62     $9.20    $8.08      $9.40     $9.06    $8.02      $9.40     $9.06    $8.02
                                           =====     =====    =====      =====     =====    =====      =====     =====    =====
TOTAL RETURN BASED ON NET ASSET VALUE: ..   9.52%    13.86%   13.17%      8.76%    12.97%   (0.25)%     8.76%    12.97%   12.33%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..........   1.68%     1.69%    1.91%      2.44%     2.45%    2.53%+     2.44%     2.45%    2.67%
Net investment loss to average net assets  (0.48)%   (0.59)%  (0.53)%    (1.24)%   (1.35)%  (1.13)%+   (1.24)%   (1.35)%  (1.25)%
Portfolio turnover ......................  45.43%    79.32%   31.44%     45.43%    79.32%   31.44%++   45.43%    79.32%   31.44%
NET ASSETS, END OF YEAR (000s omitted) .. $97,947  $109,060 $107,509    $21,930   $19,311   $9,257    $64,443   $64,300  $53,540

------------------
See footnotes on page 79.

FINANCIAL HIGHLIGHTS

                                                                        CLASS A
                                           ---------------------------------------------------------------------
GLOBAL SMALLER COMPANIES FUND                                     YEAR ENDED OCTOBER 31,
                                           ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                  1998       1997          1996        1995        1994
                                                 ------     ------        ------      ------      ------
NET ASSET VALUE, BEGINNING OF YEAR ............  $15.62      $15.14       $13.90      $11.93      $ 9.98
                                                 ------      ------       ------      ------      ------
Net investment income (loss) ..................   (0.07)         --           --       (0.02)      (0.08)
Net realized and unrealized investment
    gain (loss) ...............................   (0.85)       1.61         2.38        2.24        1.57
Net realized and unrealized gain (loss)
   from foreign currency transactions .........    0.04       (0.40)       (0.18)       0.08        0.52
                                                 ------      ------       ------      ------      ------
INCREASE (DECREASE) FROM INVESTMENT
   OPERATIONS .................................   (0.88)       1.21         2.20        2.30        2.01
Dividends paid ................................      --          --           --          --          --
Distributions from net gain realized ..........   (0.63)      (0.73)       (0.96)       (0.33)      (0.06)
                                                 ------      ------       ------      ------      ------
NET INCREASE (DECREASE) IN NET ASSET VALUE ....   (1.51)       0.48         1.24        1.97        1.95
                                                 ------      ------       ------      ------      ------
Net Asset Value, End of Year ..................  $14.11      $15.62       $15.14      $13.90      $11.93
                                                 ======      ======       ======      ======      ======
Total Return Based on Net Asset Value: ........   (5.82)%      8.28%       16.95%      20.10%      20.28%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ................    1.65%       1.67%        1.75%       1.83%       1.92%
Net investment income (loss) to average
    net assets ................................   (0.45)%      0.02%        0.01%      (0.20)%     (0.77)%
Portfolio turnover ............................   50.81%      57.24%       45.38%      63.05%       62.47%
NET ASSETS, END OF YEAR (000S OMITTED) ........ $374,890    $434,397     $350,359    $102,479      $46,269

                                                        CLASS B                             CLASS D
                                              -----------------------------------------------------------------------
                                                  YEAR ENDED
                                                  OCTOBER 31,    4/22/96*                   YEAR ENDED OCTOBER 31,
                                              -----------------    TO       -----------------------------------------
PER SHARE OPERATING PERFORMANCE:                1998     1997   10/31/96     1998     1997    1996     1995     1994
                                              -------  -------- ---------   ------   ------  ------   ------   ------

NET ASSET VALUE, BEGINNING OF PERIOD ........ $15.04     $14.72   $14.44    $15.05   $14.72   $13.63   $11.80   $ 9.94
                                              ------     ------   ------    ------   ------   ------   ------  -------
Net investment loss .........................  (0.18)     (0.11)   (0.06)    (0.18)   (0.11)   (0.11)   (0.12)   (0.16)
Net realized and unrealized investment
 gain (loss) ................................  (0.81)      1.56     0.33     (0.81)    1.57     2.34     2.20     1.57
Net realized and unrealized gain (loss)
 from foreign currency transactions .........   0.04      (0.40)    0.01      0.04    (0.40)   (0.18)    0.08     0.51
                                              ------     ------   ------    ------   ------   ------   ------  -------
INCREASE (DECREASE) FROM INVESTMENT
 OPERATIONS .................................  (0.95)      1.05     0.28     (0.95)    1.06     2.05     2.16     1.92
Dividends paid ..............................     --         --       --        --       --       --       --       --
Distributions from net gain realized ........  (0.63)     (0.73)      --     (0.63)   (0.73)   (0.96)   (0.33)   (0.06)
                                              ------     ------   ------    ------   ------   ------   ------  -------
NET INCREASE (DECREASE) IN NET ASSET VALUE ..  (1.58)      0.32     0.28     (1.58)    0.33     1.09     1.83     1.86
                                              ------     ------   ------    ------   ------   ------   ------  -------
NET ASSET VALUE, END OF PERIOD .............. $13.46     $15.04   $14.72    $13.47   $15.05   $14.72   $13.63   $11.80
                                              ======     ======   ======    ======   ======   ======   ======  =======
TOTAL RETURN BASED ON NET ASSET VALUE: ......  (6.54)%     7.39%    1.94%    (6.53)%   7.47%   16.14%   19.11%   19.45%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..............   2.41%      2.43%    2.54%+    2.41%    2.43%    2.51%    2.61%    2.70%
Net investment loss to average net assets ...  (1.21)%   (0.74)%   (0.80)%+ (1.21)%  (0.74)%   (0.75)%  (0.97)%  (1.53)%
Portfolio  turnover .........................  50.81%     57.24%   45.38%++ 50.81%   57.24%    45.38%   63.05%   62.47%
Net Assets, End of Period (000s omitted) .... $222,496  $247,600  $103,968  $272,992 $370,625 $285,477 $85,548  $38,317

---------------
See footnotes on page 79.

FINANCIAL HIGHLIGHTS

                                                                                           CLASS A
                                                               ----------------------------------------------------------
GLOBAL TECHNOLOGY FUND                                                      YEAR ENDED OCTOBER 31,               5/23/94*
                                                               ----------------------------------------------       TO
PER SHARE OPERATING PERFORMANCE:                                  1998         1997        1996         1995     10/31/94
                                                                 ------       ------      ------       ------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ........................    $15.14      $11.31       $13.05       $ 8.37      $7.14
                                                                 ------      ------       ------      -------     ------
Net investment loss .........................................     (0.14)      (0.16)       (0.08)      (0.10)      (0.01)
Net realized and unrealized investment gain (loss) ..........      0.01        4.06        (0.92)       4.90        1.08
Net realized and unrealized gain (loss) from foreign
  currency transactions .....................................      0.06       (0.07)        0.05       (0.05)       0.16
                                                                 ------      ------       ------      ------       -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS ..............     (0.07)       3.83        (0.95)       4.75        1.23
Dividends paid ..............................................        --          --        (0.02)         --          --
Distributions from net gain realized ........................     (2.59)         --        (0.77)      (0.07)         --
                                                                 ------      ------       ------      ------       -----
NET INCREASE (DECREASE) IN NET ASSET VALUE ..................     (2.66)       3.83        (1.74)       4.68        1.23
                                                                 ------      ------       ------      ------       -----
NET ASSET VALUE, END OF PERIOD ..............................    $12.48      $15.14       $11.31      $13.05       $8.37
                                                                 ======      ======       ======      ======       =====
TOTAL RETURN BASED ON NET ASSET VALUE: ......................    (0.79)%      33.86%       (7.33)%     57.31%      17.23%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ..............................      1.67%       1.67%        1.75%       1.91%       2.00%+
Net investment loss to average net assets ...................     (1.04)%     (1.10)%      (0.74)%     (0.89)%     (0.45)%+
Portfolio turnover ..........................................     87.55%      94.06%       73.00%      87.42%      29.20%
NET ASSETS, END OF PERIOD (000S OMITTED) ....................   $475,951     $583,257    $499,858     $447,732    $50,719
Without expense reimbursement and/or management fee waiver:**
  Net investment loss per share .............................                                                      $(0.02)
  Ratios:
  Expenses to average net assets ............................                                                        2.18%+
  Net investment loss to average net assets .................                                                       (0.63)%+

                                                             CLASS B                                 CLASS D
                                                  ------------------------------------------------------------------------------
                                                      YEAR ENDED                       YEAR ENDED OCTOBER 31,
                                                      OCTOBER 31,     4/22/96*   ------------------------------------- 5/23/94*
                                                  -------------------    TO                                                TO
PER SHARE OPERATING PERFORMANCE:                    1998      1997    10/31/96    1998       1997      1996      1995   10/31/94
                                                   ------    ------   --------   ------     ------    ------    ------  --------

NET ASSET VALUE, BEGINNING OF PERIOD              $14.73    $11.09     $11.47    $14.73    $11.09    $12.89     $ 8.34   $7.14
                                                  ------    ------     ------    ------    ------    ------     ------  ------
Net investment loss                                (0.23)    (0.26)     (0.08)    (0.23)    (0.26)    (0.17)     (0.18)  (0.04)
Net realized and unrealized investment
  gain (loss)                                       0.01      3.97       (0.39)   (0.01)     3.97     (0.91)      4.85    1.08
Net realized and unrealized gain (loss)
  from foreign currency transactions                0.06     (0.07)      0.09      0.06     (0.07)     0.05      (0.05)   0.16
                                                  ------    ------     ------    ------    ------    ------     ------  ------
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS     (0.16)     3.64      (0.38)    (0.18)     3.64     (1.03)      4.62    1.20
Dividends paid                                        --        --         --        --        --        --         --      --
Distributions from net gain realized               (2.59)       --         --     (2.59)       --     (0.77)     (0.07)     --
                                                  ------    ------     ------    ------    ------    ------     ------  ------
NET INCREASE (DECREASE) IN NET ASSET VALUE         (2.75)     3.64      (0.38)    (2.77)     3.64     (1.80)      4.55    1.20
                                                  ------    ------     ------    ------    ------    ------     ------  ------
NET ASSET VALUE, END OF PERIOD                    $11.98    $14.73     $11.09    $11.96    $14.73    $11.09     $12.89   $8.34
                                                  ======    ======     ======    ======    ======    ======     ======  ======
TOTAL RETURN BASED ON NET ASSET VALUE:             (1.55)%   32.82%     (3.31)%   (1.70)%   32.82%    (8.07)%    55.95%  16.81%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets                      2.43%     2.42%      2.51%+    2.43%     2.42%     2.52%      2.66%   2.75%+
Net investment loss to average net assets          (1.80)%   (1.85)%    (1.40)%+  (1.80)%   (1.85)%   (1.50)%    (1.63)% (1.22)%+
Portfolio turnover                                 87.55%    94.06%     73.00%++  87.55%    94.06%    73.00%     87.42%  29.20%
NET ASSETS, END OF PERIOD (000S OMITTED)          $58,575    $53,046   $18,840  $184,032  $232,882  $197,412   $161,622  $6,499
Without expense reimbursement and/or
  management fee waiver:**
  Net investment loss per share                                                                                         $(0.06)
  Ratios:
  Expenses to average net assets                                                                                          3.36%+
  Net investment loss to average net assets                                                                              (1.83)%+

---------
  * Commencement of operations.
 ** The Manager and Subadviser, at their discretion, waived a portion of their fees and, in some cases, the Subadviser reimbursed certain expenses for the periods presented.
  + Annualized.
 ++ For the year ended October 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International Fund, the Emerging Markets Growth Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund, and the Global Technology Fund Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
December 4, 1998

BOARD OF DIRECTORS


JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICIMutual Insurance Company

DIRECTOR EMERITUS
Fred E. Brown
Director and Consultant, J. & W. SELIGMAN & CO.
  Incorporated

----------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

PROXY RESULTS


     Shareholders of each Series voted on the following proposals at a Special Meeting of Shareholders held on June 30, 1998, in New York, New York. The description of each proposal and number of shares voted are stated below. The shareholders of all five Series voted collectively in respect of the election of Directors and the ratification of the selection of independent auditors. In respect of the proposals relating to the interim and new subadvisory agreements, the shareholders of each Series voted separately. Each Director was elected, the selection of Deloitte & Touche LLP as auditors was ratified, and the interim and new subadvisory agreements were approved.


ELECTION OF DIRECTORS:

                                       For                  Withheld
                                      ----                 -----------
John R. Galvin                     105,497,129              1,987,168
Alice S. Ilchman                   105,505,135              1,979,161
Frank A. McPherson                 105,505,057              1,979,239
John E. Merow                      105,504,427              1,979,869
Betsy S. Michel                    105,501,319              1,982,977
William C. Morris                  105,508,287              1,976,009
James C. Pitney                    105,493,493              1,990,804
James Q. Riordan                   105,498,612              1,985,684
Richard R. Schmaltz                105,505,948              1,978,349
Robert L. Shafer                   105,504,103              1,980,194
James N. Whitson                   105,508,491              1,975,806
Brian T. Zino                      105,505,870              1,978,427

RATIFICATION OF DELOITTE & TOUCHE LLP AS AUDITORS:

                                                             For           Against        Abstain
                                                            ----         -----------     ---------
                                                         103,834,744        828,074     2,821,124

APPROVAL OF INTERIM SUBADVISORY AGREEMENTS
  BETWEEN J. & W. SELIGMAN & CO. INCORPORATED
  AND SELIGMAN HENDERSON CO.:

Seligman Henderson International Fund                      2,592,848          8,037       129,431
Seligman Henderson Emerging Markets Growth Fund            6,848,574        106,520       246,368
Seligman Henderson Global Growth Opportunites Fund        13,627,795        126,041       551,941
Seligman Henderson Global Smaller Companies Fund          42,166,124        466,464     1,501,383
Seligman Henderson Global Technology Fund                 36,921,480        535,865     1,655,339

APPROVAL OF NEW SUBADVISORY AGREEMENT
  BETWEEN J. & W. SELIGMAN & CO. INCORPORATED
  AND HENDERSON INVESTMENT MANAGEMENT LIMITED,
  EFFECTIVE JULY 1, 1998:

Seligman Henderson International Fund                      2,591,707          9,988       128,623
Seligman Henderson Emerging Markets Growth Fund            6,848,518        104,254       248,682
Seligman Henderson Global Growth Opportunites Fund        13,624,535        139,654       541,561
Seligman Henderson Global Smaller Companies Fund          42,320,799        466,271     1,346,898
Seligman Henderson Global Technology Fund                 36,895,609        551,029     1,666,034

EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

BRIAN ASHFORD-RUSSELL
VICE PRESIDENT

PETER BASSETT
VICE PRESIDENT

IAIN C. CLARK
VICE PRESIDENT

NITIN MEHTA
VICE PRESIDENT

ARSEN MRAKOVCIC
VICE PRESIDENT

MARION S. SCHULTHEIS
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

PAUL H. WICK
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY




FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

SUBADVISER
Henderson Investment
   Management Limited
3 Finsbury Avenue
London, EC2M 2PA
England

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement
                    Plan Services
(212) 682-7600      Outside the United States

(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATIOn -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.


NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Adocument that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


-----------------
Adapted from the Investment Company Institute's 1998 MUTUAL FUND FACT BOOK.

BENCHMARKS


LIPPER EMERGING MARKETS FUNDS AVERAGE:*
This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average was comprised of 184 mutual funds at October 31, 1998.

LIPPER INTERNATIONAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average was comprised of 574 mutual funds at October 31, 1998.

LIPPER GLOBAL FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average was comprised of 248 mutual funds at October 31, 1998.

LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE:*
This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average was comprised of 82 mutual funds at October 31, 1998.

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE:*
This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US $1 billion at the time of purchase. This average was comprised of 42 mutual funds at October 31, 1998.


MORGAN STANLEY CAPITAL INTERNATIONAL EAFE (EUROPE,
AUSTRALASIA, FAR EAST) INDEX (MSCIEAFE INDEX):
This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI WORLD INDEX:
This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI EMERGING MARKETS FREE INDEX:
This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD:
This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Smith Barney World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 22 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US $100 million.


-------------------
* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.
Adapted from materials from LIPPER ANALYTICAL SERVICES INC., MORGAN STANLEY CAPITAL INTERNATIONAL, and SALOMON SMITH BARNEY INCORPORATED.

 THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
   HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
    SELIGMAN HENDERSON GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGMENT FEES, AND OTHER COSTS. PLEASE READ THE
            PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]

                              J.&W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017




EQSH2 10/98                          [RECYCLE LOGO] Printed on Recycled Paper